UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/19

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter February 28, 2019

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended February 28, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its March, June, September and December 2018 meetings, bringing the rate from 1.50% at the start of the period to 2.50% by period-end. After period-end, the Fed indicated at its March 2019 meeting that further rate increases may be on hold for the calendar year.

During the 12-month period, the municipal bond market posted largely modest returns. However, the municipal bond market outperformed the corporate bond and U.S. Treasury bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin Tax-Free Trust’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term.

In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Municipal Bond Market Overview

The financial markets experienced volatility during the 12-month reporting period due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018, spurring a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Stocks quickly reversed course and rallied sharply to start 2019, and municipal bonds performed well in January and February. Overall, the municipal bond market outperformed both the corporate bond and U.S. Treasury markets, but underperformed the equity markets during the period.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +4.13% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +3.23% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +2.63% total return.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed the fixed income markets with a +4.68% total return.1

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 8-12 year group, which returned +5.13% for the period.1 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +6.96% total return, compared with a +4.13% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal issuance during the reporting period totaled approximately $347 billion, a 19% decline from total issuance for the preceding 12-month period.2 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.2 The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned positive in the first two months of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $14 billion.3 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March, June, September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate 0.25% at all four meetings, to finish the period at 3.00%. After the Fed’s December rate hike, it noted in its press release that “the labor market has continued to strengthen and that economic activity has been rising at a strong rate.” Although the Fed had previously indicated further rate hikes in 2019, after the January meeting, Chair Powell indicated a patient approach in 2019.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Federal Intermediate-Term Tax-Free Income Fund

We are pleased to bring you Franklin Federal Intermediate-Term Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	18.05%

AA	61.14%

A	12.44%

BBB	1.35%

Refunded	6.05%

Not Rated	0.97%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.87 on September 10, 2018, to $11.98 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 14.56 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.55%, based on an annualization of the

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class

March	—	2.59	2.03	2.75	2.69

April	—	2.59	2.03	2.75	2.69

May	—	2.66	2.10	2.82	2.76

June	—	2.66	2.11	2.81	2.75

July	—	2.66	2.11	2.81	2.75

August	—	2.66	2.11	2.81	2.75

September	1.61	2.66	2.11	2.81	2.75

October	2.56	2.71	2.16	2.86	2.80

November	2.56	2.71	2.16	2.86	2.80

December	2.61	2.76	2.22	2.91	2.85

January	2.61	2.76	2.22	2.91	2.85

February	2.61	2.76	2.22	2.91	2.85

Total	14.56	32.18	25.58	34.01	33.29

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

2.61 cent per share February dividend and the maximum offering price of $12.26 on February 28, 2019. An investor in the 2019 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.31% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 45.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition

2/28/19

	% of Total Investments	*

Utilities	23.24%

General Obligation	19.93%

Transportation	14.15%

Refunded**	12.32%

Subject to Government Appropriations	10.46%

Tax-Supported	8.51%

Hospital & Health Care	6.18%

Higher Education	4.12%

Other Revenue	1.09%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4

1-Year	+3.00%		+0.69%

5-Year	+11.43%		+1.72%

10-Year	+45.43%		+3.58%

Advisor

1-Year	+3.00%		+3.00%

5-Year	+11.88%		+2.27%

10-Year	+46.86%		+3.92%

							Taxable Equivalent
	Distribution		Taxable Equivalent		30-Day Standardized Yield[7]		30-Day Standardized Yield[6]
Share Class	Rate	[5]	Distribution Rate	[6]	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)

A	2.55%		4.31%		1.38%	1.26%	2.33%	2.13%

Advisor	2.85%		4.81%		1.64%	1.52%	2.77%	2.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 10 for Performance Summary footnotes.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FKQTX)	$11.98	$11.87	N/A	+$0.11

A1 (FKITX)	$11.96	N/A	$11.94	+$0.02

C (FCITX)	$12.00	N/A	$11.98	+$0.02

R6 (FITQX)	$11.99	N/A	$11.97	+$0.02

Advisor (FITZX)	$11.99	N/A	$11.97	+$0.02

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1456

A1	$0.3218

C	$0.2558

R6	$0.3401

Advisor	$0.3329

Total Annual Operating Expenses[10]

Share Class	With Fee Waiver	Without Fee Waiver

A	0.71%	0.80%

Advisor	0.46%	0.55%

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 6/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available.

Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the 2019 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,022.00	$3.36	$1,021.27	$3.56	0.71%
A1	$1,000	$1,019.00	$2.80	$1,022.02	$2.81	0.56%
C	$1,000	$1,017.00	$5.55	$1,019.29	$5.56	1.11%
R6	$1,000	$1,019.70	$2.00	$1,022.81	$2.01	0.40%
Advisor	$1,000	$1,020.30	$2.30	$1,022.51	$2.31	0.46%

1. For Classes A1, C, R6 and Advisor, 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18-2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Federal Limited-Term Tax-Free Income Fund

We are pleased to bring you Franklin Federal Limited-Term Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	27.45%

AA	50.69%

A	16.74%

Refunded	2.58%

SP-1	1.90%

Not Rated	0.64%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from SP-1 (highest) to SP-3 (lowest) for short-term bonds and from AAA (highest) to D (lowest) for long-term bonds. The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased at $10.27 on September 10, 2018, to $10.35 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 7.09 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class R6	Advisor Class

March	—	0.82	0.96	0.94

April	—	0.92	1.06	1.04

May	—	1.07	1.21	1.19

June	—	1.17	1.32	1.29

July	—	1.17	1.32	1.29

August	—	1.32	1.47	1.44

September	0.79	1.32	1.47	1.44

October	1.23	1.32	1.47	1.44

November	1.23	1.32	1.47	1.44

December	1.23	1.32	1.47	1.44

January	1.23	1.32	1.47	1.44

February	1.38	1.47	1.62	1.59

Total	7.09	14.54	16.31	15.98

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

distribution rate was 1.56%, based on an annualization of the 1.38 cent per share February dividend and the maximum offering price of $10.59 on February 28, 2019. An investor in the 2019 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 2.64% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 65.

12	Annual Report	franklintempleton.com

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition

2/28/19

	% of Total Investments	*

General Obligation	47.74%

Utilities	17.57%

Refunded**	9.43%

Higher Education	6.01%

Transportation	8.01%

Tax-Supported	3.68%

Housing	2.34%

Hospital & Health Care	2.26%

Other Revenue	2.00%

Subject to Government Appropriations	0.96%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	13

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4

1-Year	+1.96%		-0.33%

5-Year	+3.33%		+0.20%

10-Year	+17.87%		+1.43%

Advisor[5]

1-Year	+2.16%		+2.16%

5-Year	+4.27%		+0.84%

10-Year	+19.34%		+1.78%

							Taxable Equivalent
Share	Distribution		Taxable Equivalent		30-Day Standardized Yield[8]		30-Day Standardized Yield[7]
Class	Rate	[6]	Distribution Rate	[7]	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)

A	1.56%		2.64%		1.27%	1.08%	2.15%	1.82%

Advisor	1.84%		3.11%		1.54%	1.33%	2.60%	2.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

14	Annual Report	franklintempleton.com

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 17 for Performance Summary footnotes.

franklintempleton.com	Annual Report	15

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FFLQX)	$10.35	$10.27	N/A	+$0.08

A1 (FFTFX)	$10.36	N/A	$10.29	+$0.07

R6 (FFTRX)	$10.35	N/A	$10.28	+$0.07

Advisor (FTFZX)	$10.35	N/A	$10.29	+$0.06

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.0709

A1	$0.1454

R6	$0.1631

Advisor	$0.1598

Total Annual Operating Expenses[11]

Share Class	With Fee Waiver	Without Fee Waiver

A	0.65%	0.81%

Advisor	0.40%	0.56%

See page 17 for Performance Summary footnotes.

16	Annual Report	franklintempleton.com

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 6/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative and average annual total return of Advisor Class shares were +12.47% and +1.47%.

6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

7. Taxable equivalent distribution rate and yield assume the 2019 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	17

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]
A	$1,000	$1,014.90	$3.07	$1,021.57	$3.26	0.65%
A1	$1,000	$1,014.70	$2.75	$1,022.07	$2.76	0.55%
R6	$1,000	$1,015.60	$1.80	$1,023.01	$1.81	0.36%
Advisor	$1,000	$1,015.40	$2.00	$1,022.81	$2.01	0.40%

1. For Classes A1, R6 and Advisor, 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18-2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements.

18	Annual Report	franklintempleton.com

Franklin High Yield Tax-Free Income Fund

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	7.41%

AA	17.34%

A	24.75%

BBB	18.13%

Below Investment Grade	11.60%

Refunded	9.43%

Not Rated	11.34%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $9.97 on September 10, 2018, to $9.93 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 20.09 cents per share for the reporting period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.12%, based on an annualization of the 3.56 cent per share February dividend and the maximum

Dividend Distributions*

3/1/18–2/28/19

		Dividend per Share (cents)

	Class	Class			Advisor
Month	A**	A1	Class C	Class R6	Class

March	—	3.62	3.15	3.73	3.70

April	—	3.62	3.15	3.73	3.70

May	—	3.69	3.22	3.80	3.77

June	—	3.69	3.22	3.80	3.77

July	—	3.69	3.22	3.80	3.77

August	—	3.69	3.22	3.80	3.77

September	2.29	3.69	3.22	3.80	3.77

October	3.56	3.69	3.22	3.80	3.77

November	3.56	3.69	3.22	3.80	3.77

December	3.56	3.69	3.23	3.80	3.77

January	3.56	3.69	3.23	3.80	3.77

February	3.56	3.69	3.23	3.80	3.77

Total	20.09	44.14	38.53	45.46	45.10

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

offering price of $10.37 on February 28, 2019. An investor in the 2019 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 77.

franklintempleton.com	Annual Report	19

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Portfolio Composition

2/28/19

	% of Total Investments	*

Utilities	20.28%

Refunded**	17.12%

Transportation	16.26%

Hospital & Health Care	13.93%

General Obligation	8.09%

Tax-Supported	6.25%

Other Revenue	5.92%

Corporate-Backed	4.15%

Subject to Government Appropriations	3.15%

Housing	2.65%

Higher Education	2.20%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

The Fund continued to seek high, current, tax-free income for its shareholders during the reporting period. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

20	Annual Report	franklintempleton.com

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3

1-Year	+4.35%	-0.08%

5-Year	+21.53%	+3.08%

10-Year	+80.66%	+5.63%

Advisor

1-Year	+4.52%	+4.52%

5-Year	+22.27%	+4.10%

10-Year	+82.58%	+6.20%

	Distribution		Taxable Equivalent			Taxable Equivalent
Share Class	Rate	[4]	Distribution Rate	[5]	30-Day Standardized Yield[6]	30-Day Standardized Yield	[5]

A	4.12%		6.96%		2.38%	4.02%

Advisor	4.54%		7.67%		2.72%	4.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

franklintempleton.com	Annual Report	21

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 24 for Performance Summary footnotes.

22	Annual Report	franklintempleton.com

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FHYQX)	$ 9.93	$9.97	N/A	-$0.04

A1 (FRHIX)	$ 9.92	N/A	$ 9.94	-$0.02

C (FHYIX)	$10.12	N/A	$10.13	-$0.01

R6 (FHYRX)	$ 9.97	N/A	$ 9.98	-$0.01

Advisor (FHYVX)	$ 9.97	N/A	$ 9.98	-$0.01

Distributions (3/1/18–2/28/19)
Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.2009

A1	$0.4414

C	$0.3853

R6	$0.4546

Advisor	$0.4510

Total Annual Operating Expenses[9]

Share Class

A	0.80%

Advisor	0.55%

See page 24 for Performance Summary footnotes.

franklintempleton.com	Annual Report	23

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

5. Taxable equivalent distribution rate and yield assume the 2019 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/18[1]	Value 2/28/19	9/1/18–2/28/19[2,3,4]	Value 2/28/19	9/1/18–2/28/19[3,4]	Ratio[4]
A	$1,000	$1,016.80	$3.83	$1,020.78	$4.06	0.81%
A1	$1,000	$1,013.50	$3.44	$1,021.37	$3.46	0.69%
C	$1,000	$1,010.40	$6.18	$1,018.65	$6.21	1.24%
R6	$1,000	$1,014.10	$2.70	$1,022.12	$2.71	0.54%
Advisor	$1,000	$1,014.90	$2.95	$1,021.87	$2.96	0.59%

1. For Classes A1, C, R6 and Advisor, 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	25

Franklin Massachusetts Tax-Free Income Fund

We are pleased to bring you Franklin Massachusetts Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	6.83%

AA	55.46%

A	18.76%

BBB	1.47%

Refunded	17.48%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.39 on September 10, 2018, to $11.47 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.55 cents per share for the reporting period.2 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.88%, based on an annualization of the 2.88 cent per share February dividend and the maximum offering price of $11.98 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Massachusetts personal income tax bracket of 45.90%

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class

March	—	2.88	2.34	2.98	2.97

April	—	2.88	2.34	2.98	2.97

May	—	2.88	2.34	2.98	2.97

June	—	2.84	2.30	2.96	2.93

July	—	2.84	2.30	2.96	2.93

August	—	2.84	2.30	2.96	2.93

September	1.73	2.84	2.30	2.96	2.93

October	2.69	2.84	2.30	2.96	2.93

November	2.69	2.84	2.30	2.96	2.93

December	2.78	2.92	2.39	3.04	3.01

January	2.78	2.92	2.39	3.04	3.01

February	2.88	3.02	2.49	3.14	3.11

Total	15.55	34.54	28.09	35.92	35.62

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

(including 3.80% Medicare tax) would need to earn a distribution rate of 5.32% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

Massachusetts’ economy continued to expand for the 12 months under review. This uptick was spurred by Massachusetts’ economic fundamentals and key anchors, which center on higher education, technology and health care. The commonwealth’s unemployment rate decreased from 3.6% in

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 103.

26	Annual Report	franklintempleton.com

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

February 2018 to 3.0% at period-end, and was lower than the 3.8% national average.3 These positive economic developments supported home prices.

Portfolio Composition

2/28/19

	% of Total Investments	*

Refunded**	18.99%

Higher Education	18.55%

Transportation	12.64%

Tax-Supported	12.31%

Hospital & Health Care	10.41%

General Obligation	10.38%

Housing	7.65%

Utilities	7.01%

Other Revenue	2.06%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Massachusetts continued to operate with thin operating margins and has needed several rounds of mid-year budget adjustments over the past three years, despite a prolonged period of economic expansion and generally positive revenue trends. The commonwealth’s revenues for fiscal year (FY) 2018 (ended June 30, 2018) were above expectations, due to higher-than-expected business and income tax collections. The enacted FY 2019 budget provided tax relief to working families and small businesses as well as increased funding for local aid, education, mental health services, child and family welfare, substance abuse treatment, health and human services, transportation, workforce development and housing without raising taxes. The budget also included a projected deposit into the budget stabilization fund (BSF) and reduced reliance on one-time revenue sources. The governor’s budget proposal for FY 2020 sought to bring spending in line with revenues, and included a projected deposit into the BSF. The governor’s plan also provided for an income tax rate cut beginning January 01, 2020, as well as spending increases for education, workforce training, substance abuse treatment, health and human services, criminal justice and public safety, local aid and housing.

Massachusetts’ debt levels ranked among the nation’s highest, with net tax-supported debt at 9.5% of personal income and $6,085 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) rated Massachusetts general obligation debt at Aa1 with a stable outlook.5 The rating reflected Moody’s view of the commonwealth’s continually growing economy, close monitoring of expenditure and revenues, authority to make mid-year cuts and strong year-over-year revenue growth, which along with prudent planning have afforded the commonwealth as an opportunity to build up reserves. According to Moody’s, the state’s challenges included protracted budget imbalance, reserves or liquidity that fall below adequate levels, and growth in leverage. The outlook reflected Moody’s expectations that the commonwealth should continue its trend of strong financial management, taking proactive measures to close budget gaps as they emerge.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 3 for more information.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State Government - US: Medians - State debt continues slow growth trend,” 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	27

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A3

1-Year	+2.99%		-1.39%

5-Year	+18.03%		+2.48%

10-Year	+49.95%		+3.68%

Advisor[4]

1-Year	+2.98%		+2.98%

5-Year	+18.72%		+3.49%

10-Year	+51.34%		+4.23%

	Distribution		Taxable Equivalent				Taxable Equivalent
Share Class	Rate	[5]	Distribution Rate	[6]	30-Day Standardized Yield	[7]	30-Day Standardized Yield	[6]

A	2.88%		5.32%		1.74%		3.22%

Advisor	3.26%		6.03%		2.06%		3.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 31 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN MASSACHUSETTS TAX-FREE INCOME

FUND PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FMAQX)	$11.47	$11.39	N/A	+$0.08

A1 (FMISX)	$11.46	N/A	$11.47	–$0.01

C (FMAIX)	$11.60	N/A	$11.61	–$0.01

R6 (FKTMX)	$11.46	N/A	$11.48	–$0.02

Advisor (N/A)	$11.46	N/A	$11.48	–$0.02

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1555

A1	$0.3454

C	$0.2809

R6	$0.3592

Advisor	$0.3562

Total Annual Operating Expenses[10]

Share Class

A	0.82%

Advisor	0.57%

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.19% and +4.08%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Massachusetts personal income tax rate of 45.90%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/18[1]	Value 2/28/19	9/1/18–2/28/19[2,3,4]	Value 2/28/19	9/1/18–2/28/19[3,4]	Ratio[4]
A	$1,000	$1,021.20	$4.07	$1,020.53	$4.31	0.86%
A1	$1,000	$1,017.20	$3.65	$1,021.17	$3.66	0.73%
C	$1,000	$1,015.00	$6.40	$1,018.45	$6.41	1.28%
R6	$1,000	$1,017.80	$2.90	$1,021.92	$2.91	0.58%
Advisor	$1,000	$1,017.70	$3.15	$1,021.67	$3.16	0.63%

1. For Class A1, C, R6 and Advisor, 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

32	Annual Report	franklintempleton.com

Franklin New Jersey Tax-Free Income Fund

We are pleased to bring you Franklin New Jersey Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

The Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	9.77%

AA	36.15%

A	37.90%

BBB	3.40%

Below Investment Grade	2.18%

Refunded	10.60%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.10 on September 10, 2018, to $11.14 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 17.31 cents per share for the reporting period.2 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.97%, based on an annualization of the 2.88 cent per share February dividend and the maximum offering price of $11.63 on February 28, 2019. An investor in the 2019 maximum combined effective federal and New Jersey

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class

March	—	3.31	2.79	3.42	3.40

April	—	3.31	2.79	3.42	3.40

May	—	3.31	2.79	3.42	3.40

June	—	3.31	2.79	3.44	3.40

July	—	3.31	2.79	3.44	3.40

August	—	3.31	2.79	3.44	3.40

September	2.04	3.31	2.79	3.44	3.40

October	3.17	3.31	2.79	3.44	3.40

November	3.17	3.31	2.79	3.44	3.40

December	3.17	3.31	2.80	3.43	3.40

January	2.88	3.02	2.51	3.14	3.11

February	2.88	3.02	2.51	3.14	3.11

Total	17.31	39.14	32.93	40.61	40.22

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

personal income tax bracket of 51.55% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.13% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period.

Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 111.

franklintempleton.com	Annual Report	33

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

State Update

During the 12 months under review, New Jersey’s economy grew at a slower pace than the nation’s. The state’s unemployment rate declined from 4.6% in February 2018 to 4.0% at period-end, which was higher than the 3.8% national average.3 Despite a slight increase in homebuilding and higher home prices, the housing market continued to be a challenge to the state as the foreclosure rate remained among the nation’s highest.

Portfolio Composition

2/28/19

	% of Total Investments	*

Transportation	22.44%

Higher Education	18.48%

Hospital & Health Care	16.25%

Refunded**	12.97%

Subject to Government Appropriations	10.48%

Utilities	8.52%

Housing	5.54%

Other Revenue	2.93%

General Obligation	2.39%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The state’s revenue growth for fiscal year (FY) 2018 (ended June 30, 2018) was slightly ahead of the updated budget forecast due to strengthening income tax and sales tax collections. The enacted FY 2019 budget was larger than the previous year’s plan, and it included the largest pension contribution in the state’s history. The state also provided for increased funding for pre-K to K-12 education and mass-transit as well as tax credit to working poor and to child and dependent care. However, the budget involved increased taxes on some businesses and individuals.

New Jersey’s debt levels ranked among the nation’s highest, with net tax-supported debt at 7.0% of personal income and $4,281 per capita, compared with the 2.3% and $987 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service assigned New Jersey’s general obligation debt rating at A3 with a stable outlook, based on its view of the state’s significant pension underfunding, large and rising long-term liabilities, structural budget imbalance, and weak fund balances.5 These challenges were somewhat offset by New Jersey’s diverse economy and high wealth levels, as well as the governor’s broad powers to reduce expenditures. The stable outlook reflected Moody’s expectation that the state’s current rating is well-positioned, aided by solid economic performance and improved budget flexibility in FY 2019. However, in the longer term, Moody’s believes that the state’s budget could be challenged by growing pension contributions amid a low revenue growth environment.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 3 for more information.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “State Government - US: Medians - State debt continues slow growth trend,” 4/28/18.

5. This does not indicate Moody’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

A3

1-Year	+3.79%		-0.62%

5-Year	+14.30%		+1.82%

10-Year	+46.14%		+3.42%

Advisor

1-Year	+3.87%		+3.87%

5-Year	+14.87%		+2.81%

10-Year	+47.71%		+3.98%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.97%	6.13%	1.79%	3.69%

Advisor	3.35%	6.91%	2.10%	4.33%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 38 for Performance Summary footnotes.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FNJQX)	$11.14	$11.10	N/A	+$0.04

A1 (FRNJX)	$11.13	N/A	$11.11	+$0.02

C (FNIIX)	$11.28	N/A	$11.26	+$0.02

R6 (FNJRX)	$11.14	N/A	$11.12	+$0.02

Advisor (FNJZX)	$11.14	N/A	$11.12	+$0.02

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1731

A1	$0.3914

C	$0.3293

R6	$0.4061

Advisor	$0.4022

Total Annual Operating Expenses[9]

Share Class

A	0.81%

Advisor	0.56%

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and New Jersey personal income tax rate of 51.55%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share	Beginning Account	Ending Account	Expenses Paid During Period	Ending Account	Expenses Paid During Period	Net Annualized Expense
Class	Value 9/1/18[1]	Value 2/28/19	9/1/18–2/28/19[2,3,4]	Value 2/28/19	9/1/18–2/28/19[3,4]	Ratio[4]
A	$1,000	$1,019.70	$3.93	$1,020.68	$4.16	0.83%
A1	$1,000	$1,017.60	$3.40	$1,021.42	$3.41	0.68%
C	$1,000	$1,014.50	$6.14	$1,018.70	$6.16	1.23%
R6	$1,000	$1,018.20	$2.70	$1,022.12	$2.71	0.54%
Advisor	$1,000	$1,018.00	$2.90	$1,021.92	$2.91	0.58%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Federal Intermediate-Term Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.87

Income from investment operations[b]:

Net investment income[c]	0.15

Net realized and unrealized gains (losses)	0.11

Total from investment operations	0.26

Less distributions from net investment income	(0.15)

Net asset value, end of year	$11.98

Total return[d]	2.20%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.80%

Expenses net of waiver and payments by affiliates[f]	0.71%

Net investment income	2.56%

Supplemental data

Net assets, end of year (000’s)	$182,330

Portfolio turnover rate	2.57%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.94		$12.11	$12.50	$12.44	$12.21

Income from investment operations[b]:

Net investment income[c]	0.32		0.31	0.31	0.31	0.32

Net realized and unrealized gains (losses)	0.02		(0.17)	(0.40)	0.06	0.23

Total from investment operations	0.34		0.14	(0.09)	0.37	0.55

Less distributions from net investment income	(0.32)		(0.31)	(0.30)	(0.31)	(0.32)

Net asset value, end of year.	$11.96		$11.94	$12.11	$12.50	$12.44

Total return[d]	2.91%		1.14%	(0.70)%	3.03%	4.58%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.65%		0.66%	0.66%	0.66%	0.68%

Expenses net of waiver and payments by affiliates	0.56%	[e]	0.65%	0.66%	0.66%	0.68%

Net investment income	2.71%		2.56%	2.48%	2.54%	2.59%

Supplemental data

Net assets, end of year (000’s)	$1,575,494		$1,850,075	$1,929,083	$2,017,642	$1,828,050

Portfolio turnover rate	2.57%		10.72%	8.98%	6.62%	4.10%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.98		$12.14	$12.53	$12.47	$12.24

Income from investment operations[b]:

Net investment income[c]	0.26		0.25	0.24	0.25	0.25

Net realized and unrealized gains (losses)	0.02		(0.17)	(0.39)	0.05	0.24

Total from investment operations	0.28		0.08	(0.15)	0.30	0.49

Less distributions from net investment income	(0.26)		(0.24)	(0.24)	(0.24)	(0.26)

Net asset value, end of year	$12.00		$11.98	$12.14	$12.53	$12.47

Total return[d]	2.34%		0.67%	(1.26)%	2.47%	4.00%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.20%		1.20%	1.21%	1.21%	1.23%

Expenses net of waiver and payments by affiliates	1.11%	[e]	1.19%	1.21%	1.21%	1.23%

Net investment income	2.16%		2.02%	1.93%	1.99%	2.04%

Supplemental data

Net assets, end of year (000’s)	$262,612		$358,228	$425,649	$469,355	$456,698

Portfolio turnover rate	2.57%		10.72%	8.98%	6.62%	4.10%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.97		$12.28

Income from investment operations[b]:

Net investment income[c]	0.34		0.20

Net realized and unrealized gains (losses)	0.02		(0.32)

Total from investment operations	0.36		(0.12)

Less distributions from net investment income	(0.34)		(0.19)

Net asset value, end of year	$11.99		$11.97

Total return[d]	3.06%		(0.97)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.49%		0.49%

Expenses net of waiver and payments by affiliates	0.39%	[f]	0.48%

Net investment income	2.88%		2.73%

Supplemental data

Net assets, end of year (000’s)	$417,612		$672,199

Portfolio turnover rate	2.57%		10.72%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.97		$12.13	$12.52	$12.47	$12.24

Income from investment operations[b]:

Net investment income[c]	0.33		0.32	0.32	0.33	0.33

Net realized and unrealized gains (losses)	0.02		(0.16)	(0.39)	0.04	0.24

Total from investment operations	0.35		0.16	(0.07)	0.37	0.57

Less distributions from net investment income	(0.33)		(0.32)	(0.32)	(0.32)	(0.34)

Net asset value, end of year	$11.99		$11.97	$12.13	$12.52	$12.47

Total return	3.00%		1.32%	(0.61)%	3.05%	4.67%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.55%		0.56%	0.56%	0.56%	0.58%

Expenses net of waiver and payments by affiliates	0.46%	[d]	0.55%	0.56%	0.56%	0.58%

Net investment income	2.81%		2.66%	2.58%	2.64%	2.69%

Supplemental data

Net assets, end of year (000’s)	$1,103,570		$1,196,627	$1,986,241	$2,019,784	$2,285,627

Portfolio turnover rate	2.57%		10.72%	8.98%	6.62%	4.10%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Federal Intermediate-Term Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 96.9%
Alabama 2.3%
Alabama State Public School and College Authority Revenue,
Capital Improvement, Refunding, Series A, 5.00%, 5/01/19	$ 7,750,000	$7,790,997
Capital Improvement, Refunding, Series B, 5.00%, 1/01/27	25,000,000	28,915,500
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/20	3,535,000	3,689,550
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/21	3,535,000	3,681,702
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/22	3,535,000	3,685,732
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue,
Infirmary Health System Inc., Series A, 5.00%, 2/01/27	4,920,000	5,607,472
Infirmary Health System Inc., Series A, 5.00%, 2/01/28	5,000,000	5,668,300
Shelby County Board of Education Revenue,
Capital Outlay School wts., 5.00%, 2/01/22	5,250,000	5,532,975
Capital Outlay School wts., 5.00%, 2/01/23	5,520,000	5,834,585
Capital Outlay School wts., 5.00%, 2/01/24	5,055,000	5,339,142
Capital Outlay School wts., 5.00%, 2/01/25	5,920,000	6,250,514

		81,996,469

Alaska 0.1%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project, Assured Guaranty, 5.00%, 9/01/19	3,650,000	3,708,181

Arizona 5.1%
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, 5.00%, 2/01/27	6,000,000	6,491,160
Arizona School Facilities Board COP, Refunding, Series A-3, AGMC Insured, 5.00%, 9/01/19	16,185,000	16,447,035
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	5,758,480
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	10,209,100
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	41,765,428
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	15,389,759
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/29	10,920,000	12,540,746
Subordinated, Refunding, Series A, 5.00%, 7/01/24	5,000,000	5,372,450
Subordinated, Refunding, Series A, 5.00%, 7/01/25	5,000,000	5,370,100
Maricopa County IDA Hospital Revenue,
HonorHealth, Refunding, Series A, 5.00%, 9/01/30	850,000	1,000,748
HonorHealth, Refunding, Series A, 5.00%, 9/01/31	1,000,000	1,165,490
HonorHealth, Refunding, Series A, 5.00%, 9/01/32	1,000,000	1,158,840
HonorHealth, Refunding, Series A, 5.00%, 9/01/33	800,000	923,464
Mesa Utility Systems Revenue, Refunding, 5.00%, 7/01/29.	2,500,000	2,962,775
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 5.00%, 7/01/30	10,000,000	11,911,100
junior lien, Series A, 5.00%, 7/01/19	1,900,000	1,920,292
junior lien, Series A, 5.00%, 7/01/20	1,300,000	1,356,121
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/21	4,200,000	4,388,076
Pima County Regional Transportation Authority Excise Tax Revenue,
Pima County Regional Transportation Fund, 5.00%, 6/01/24	3,385,000	3,836,221
Pima County Regional Transportation Fund, 5.00%, 6/01/26	7,180,000	8,093,152
Pima County Sewer System Revenue,
Series B, Pre-Refunded, 5.00%, 7/01/24	6,030,000	6,488,762
Series B, Pre-Refunded, 5.00%, 7/01/25	4,500,000	4,842,360

franklintempleton.com	Annual Report	45

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Scottsdale Municipal Property Corp. Excise Tax Revenue,
Refunding, 5.00%, 7/01/26	$2,580,000	$3,054,901
Refunding, 5.00%, 7/01/27	2,000,000	2,362,920
Refunding, 5.00%, 7/01/28	3,325,000	3,908,870
University Medical Center Corp. Hospital Revenue, Tucson, Pre-Refunded, 6.00%, 7/01/24	2,000,000	2,028,680

		180,747,030

Arkansas 0.2%
Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23	5,000,000	5,505,850

California 10.8%
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/31	7,000,000	7,700,770
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/33	5,000,000	5,399,250
California Health Facilities Financing Authority Revenue,
Sutter Health, Series B, Pre-Refunded, 5.00%, 8/15/22	4,000,000	4,204,360
Sutter Health, Series B, Pre-Refunded, 5.25%, 8/15/23	13,000,000	13,710,580
California State GO,
Various Purpose, 5.50%, 4/01/21	20,000,000	20,060,400
Various Purpose, 5.25%, 10/01/23	25,050,000	27,354,600
Various Purpose, 5.25%, 10/01/24	9,780,000	10,666,753
Various Purpose, 5.25%, 10/01/25	5,000,000	5,452,050
Various Purpose, Refunding, 5.25%, 9/01/25	15,000,000	16,313,550
Various Purpose, Refunding, 5.00%, 10/01/25	15,000,000	16,936,350
Various Purpose, Refunding, 5.00%, 8/01/30	25,000,000	29,506,250
Various Purpose, Refunding, 5.00%, 8/01/30	10,000,000	11,650,400
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, 5.00%, 10/01/20	2,000,000	2,106,600
Various Capital Projects, Series A, 5.25%, 10/01/22	3,300,000	3,604,458
Various Capital Projects, Series A, 5.25%, 10/01/23	5,365,000	5,859,975
Various Capital Projects, Series A, 5.25%, 10/01/24	3,000,000	3,276,000
Various Capital Projects, Series A, 5.25%, 10/01/25	3,000,000	3,274,410
Various Capital Projects, Series G, Subseries G-1, ETM, 5.25%, 10/01/19	10,000,000	10,221,900
Various Capital Projects, Series G, Subseries G-1, Pre-Refunded, 5.00%, 10/01/21	15,055,000	15,367,692
Various Capital Projects, Series I, Pre-Refunded, 5.25%, 11/01/20	5,000,000	5,126,300
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	1,990,000	2,009,502
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,655,131
Sutter Health, Series A, Pre-Refunded, 5.25%, 8/15/24	4,000,000	4,215,680
El Dorado Irrigation District COP,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 8/01/22	2,610,000	2,648,628
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/23	2,860,000	2,905,217
Livermore-Amador Valley Water Management Agency Sewer Revenue,
Refunding, 5.00%, 8/01/24	5,660,000	6,110,366
Refunding, 5.00%, 8/01/25	4,765,000	5,140,625
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/26	11,025,000	12,415,142
Power System, Refunding, Series B, 5.00%, 7/01/31	8,220,000	9,804,980
Power System, Series B, 5.25%, 7/01/24	16,870,000	17,076,657
Power System, Series B, Pre-Refunded, 5.25%, 7/01/24	130,000	131,602
Power System, Series C, 5.00%, 7/01/32	4,615,000	5,515,756
Power System, Series C, 5.00%, 7/01/33	3,960,000	4,699,926
Power System, Series C, 5.00%, 7/01/34	4,080,000	4,815,787

46	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Los Angeles Municipal Improvement Corp. Lease Revenue, Capital Equipment, Refunding, Series A, Assured Guaranty, 5.25%, 4/01/19	$3,180,000	$3,189,190
Los Angeles USD,
GO, Election of 2005, Series F, 5.00%, 7/01/22	5,675,000	5,739,752
GO, Election of 2008, Series B-1, 5.00%, 7/01/32	8,000,000	9,540,480
Orange County Airport Revenue,
Series B, 5.00%, 7/01/20	3,465,000	3,506,026
Series B, 5.00%, 7/01/21	7,545,000	7,631,315
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/34	10,605,000	12,238,806
Refunding, Series A, 5.00%, 8/01/35	11,000,000	12,645,380
San Diego Community College District GO, Refunding, 5.00%, 8/01/25	21,370,000	23,837,808
San Francisco City and County COP,
Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/25	4,000,000	4,009,880
Multiple Capital Improvement Projects, Series A, 5.25%, 4/01/26	2,500,000	2,506,600

		381,782,884

Colorado 1.0%
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Subordinate, Series B, 5.25%, 11/15/26	5,000,000	5,731,250
Department of Aviation, Refunding, Subordinate, Series B, 5.25%, 11/15/27	4,250,000	4,855,158
Denver City and County Excise Tax Revenue, Series A, AGMC Insured, ETM, 5.00%, 9/01/20	10,090,000	10,598,233
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26	14,000,000	15,701,420

		36,886,061

Connecticut 1.5%
Connecticut State GO,
Series E, 5.00%, 8/15/25	11,295,000	12,506,953
Series E, 5.00%, 8/15/26	18,585,000	20,488,476
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes, Series A, 5.00%, 1/01/28	10,000,000	10,937,400
University of Connecticut GO,
Series A, 5.00%, 3/15/30	3,075,000	3,470,414
Series A, 5.00%, 3/15/31	5,025,000	5,622,774

		53,026,017

District of Columbia 0.4%
Washington Metropolitan Area Transit Authority Gross Revenue,
Series B, 5.00%, 7/01/31	5,000,000	5,940,850
Series B, 5.00%, 7/01/32	5,750,000	6,796,155

		12,737,005

Florida 6.4%
Broward County Water and Sewer Utility Revenue,
Refunding, Series B, 5.00%, 10/01/24	6,000,000	6,669,780
Refunding, Series B, 5.00%, 10/01/25	6,325,000	7,021,762
Clearwater City Water and Sewer Revenue, Refunding, 5.00%, 12/01/33	5,520,000	6,382,555
Florida State Board of Education GO,
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/32	12,855,000	14,087,923
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/33	5,000,000	5,452,400
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series E, 4.00%, 6/01/33	11,855,000	12,759,536
Gainesville Utilities System Revenue, Series A, 5.00%, 10/01/30	1,500,000	1,805,550
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%, 10/01/28	6,000,000	6,582,300

franklintempleton.com	Annual Report	47

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
JEA Water and Sewer System Revenue,
Refunding, Series A, 5.00%, 10/01/26	$1,455,000	$1,671,708
Refunding, Series A, 5.00%, 10/01/27	5,130,000	5,883,340
Refunding, Series A, 5.00%, 10/01/31	17,435,000	20,354,142
Series A, 5.00%, 10/01/29	1,205,000	1,378,195
Series A, Pre-Refunded, 5.00%, 10/01/26	1,530,000	1,767,227
Series A, Pre-Refunded, 5.00%, 10/01/27	5,375,000	6,208,394
Series A, Pre-Refunded, 5.00%, 10/01/29	1,265,000	1,461,138
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25	6,040,000	6,872,735
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 4.50%, 10/01/19	4,805,000	4,883,850
Miami International Airport, Refunding, Series A, 5.00%, 10/01/21	5,000,000	5,273,100
Miami International Airport, Refunding, Series A, 5.00%, 10/01/22	5,890,000	6,205,056
Miami International Airport, Refunding, Series A, 5.25%, 10/01/23	4,875,000	5,153,119
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/24	2,250,000	2,476,778
5.00%, 7/01/25	3,000,000	3,299,310
5.00%, 7/01/26	4,000,000	4,395,000
5.00%, 7/01/27	4,000,000	4,390,960
Miami-Dade County Water and Sewer System Revenue, Refunding, Series B, 5.00%, 10/01/27	15,000,000	16,960,350
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/28	1,000,000	1,165,250
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/30	2,875,000	3,297,280
Orlando Utilities Commission Utility System Revenue,
Refunding, Series A, 5.00%, 10/01/24	2,405,000	2,819,766
Refunding, Series A, 5.00%, 10/01/25	2,000,000	2,394,900
Series A, 5.00%, 10/01/33	1,755,000	2,080,570
Orlando-Orange County Expressway Authority Revenue, Refunding, Series B, AGMC Insured, 5.00%, 7/01/24	14,650,000	16,571,201
Palm Beach County School Board COP, Master Lease Purchase Agreement, Refunding, Series B, 5.00%, 8/01/25	4,000,000	4,730,920
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23	17,290,000	18,749,103
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%, 10/01/28	1,240,000	1,414,294
Port St. Lucie Utility System Revenue,
Refunding, 4.00%, 9/01/30	1,500,000	1,617,330
Refunding, 4.00%, 9/01/31	1,635,000	1,753,619
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated Group,
Refunding, 4.00%, 8/15/33	6,000,000	6,290,580
Tohopekaliga Water Authority Utility System Revenue, Refunding, 4.00%, 10/01/32	2,855,000	3,082,458

		225,363,479

Georgia 2.3%
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/27	7,000,000	7,950,390
General, sub. lien, Refunding, Series A, 5.00%, 1/01/28	5,100,000	5,774,832
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/26	5,165,000	6,070,115
Refunding, Series B, AGMC Insured, 5.00%, 11/01/20	2,875,000	2,939,084
Refunding, Series B, AGMC Insured, 5.00%, 11/01/21	3,100,000	3,165,999
Refunding, Series C, 5.00%, 11/01/33	6,750,000	8,010,022
Refunding, Series C, 5.00%, 11/01/34	3,000,000	3,545,520
Series B, AGMC Insured, Pre-Refunded, 5.00%, 11/01/20	5,700,000	5,828,193

48	Annual Report	.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Atlanta Water and Wastewater Revenue, (continued)
Series B, AGMC Insured, Pre-Refunded, 5.00%, 11/01/21	$6,130,000	$6,267,864
Fulton County Development Authority Revenue,
Spelman College, Refunding, 5.00%, 6/01/28	3,785,000	4,382,424
Spelman College, Refunding, 5.00%, 6/01/29	4,385,000	5,068,841
Spelman College, Refunding, 5.00%, 6/01/30	4,805,000	5,548,285
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/27	1,750,000	2,059,558
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/28	2,100,000	2,456,853
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/29	2,000,000	2,329,400
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/30	1,000,000	1,155,570
Georgia Municipal Electric Authority Revenue, Project One, Subordinated, Series B, 5.00%, 1/01/20	10,000,000	10,241,500

		82,794,450

Hawaii 0.8%
Hawaii State GO, Series EO, 5.00%, 8/01/28	25,000,000	28,813,500

Illinois 1.5%
Chicago O’Hare International Airport Revenue, General Airport, third lien, Series C, Assured Guaranty, 5.25%, 1/01/22	5,215,000	5,360,238
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307, Refunding, AGMC Insured, 5.25%, 6/01/25	6,125,000	6,524,840
Cook County GO, Refunding, Series A, MAC Insured, 5.25%, 11/15/22	12,395,000	13,561,493
Illinois State Finance Authority Revenue, Northwestern University, 5.00%, 12/01/28	1,675,000	2,088,876
Illinois State GO,
MAC Insured, 5.00%, 2/01/26	5,650,000	6,237,770
Series A, AGMC Insured, 5.00%, 4/01/25	18,000,000	19,628,460
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B, Pre-Refunded, 5.00%, 6/15/23	600,000	661,284

		54,062,961

Kansas 0.3%
Kansas State Department of Transportation Highway Revenue, Refunding, Series A, 5.00%, 9/01/28	8,000,000	9,240,160

Kentucky 1.0%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway Trust, First Series A, 5.00%, 9/01/20	6,000,000	6,284,040
Kentucky State Property and Buildings Commission Revenue, Project No. 119, BAM Insured, 5.00%, 5/01/32	2,000,000	2,323,540
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/26	2,570,000	3,034,219
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/28	3,000,000	3,546,390
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/22	1,000,000	1,010,950
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System, Refunding, Series A, 5.00%, 5/15/24	7,000,000	7,590,800
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/29	5,500,000	6,283,585
Refunding, Series A, AGMC Insured, 5.00%, 10/01/31	5,500,000	6,192,395

		36,265,919

franklintempleton.com	Annual Report	49

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Louisiana 1.6%
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Refunding, Series B, Assured Guaranty, 5.00%, 12/01/21	$15,000,000	$15,359,550
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/25	2,400,000	2,819,472
Refunding, AGMC Insured, 5.00%, 11/01/27	3,500,000	4,064,585
Refunding, AGMC Insured, 5.00%, 11/01/29	4,685,000	5,412,674
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/29	10,000	12,001
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/30	5,000	6,001
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/32	15,000	18,002
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/28	1,000,000	1,171,030
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29	2,000,000	2,321,620
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29	1,240,000	1,422,652
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30	2,250,000	2,591,325
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30	995,000	1,133,544
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/31	1,745,000	1,992,127
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32	1,750,000	1,983,345
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32	1,485,000	1,669,615
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/33	2,000,000	2,255,860
Louisiana State GO, Refunding, Series C, 5.00%, 8/01/25	10,000,000	11,547,500

		55,780,903

Maryland 2.1%
Anne Arundel County GO, Consolidated General Improvements, Refunding, 5.00%, 4/01/29	7,495,000	8,764,353
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series C, 5.00%, 7/01/30	6,450,000	7,671,049
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series C, 5.00%, 7/01/32	5,905,000	6,930,167
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series D, 5.00%, 7/01/28	2,790,000	3,233,554
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series D, 5.00%, 7/01/29	5,835,000	6,739,075
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/29	1,000,000	1,193,520
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/30	2,940,000	3,480,431
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/31	2,085,000	2,447,873
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/32	3,240,000	3,784,968
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/29	1,320,000	1,565,045
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/30	1,785,000	2,100,588
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/31	3,765,000	4,396,993
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/32	4,000,000	4,642,080
Maryland State Health and Higher Educational Facilities Authority Revenue,
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/30	8,520,000	9,987,144
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/31	7,415,000	8,616,527

		75,553,367

Massachusetts 3.3%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue, Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/20	5,000,000	5,142,000
Massachusetts State GO,
Refunding, Series A, 5.00%, 7/01/28	7,500,000	8,807,550
Refunding, Series A, 5.00%, 7/01/29	6,000,000	7,008,060
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series A, 5.00%, 8/15/25	10,975,000	12,174,238
Senior, Refunding, Series A, 5.00%, 8/15/26	7,000,000	7,740,110
Senior, Refunding, Series B, 5.00%, 8/15/27	6,000,000	6,625,860

50	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Water Pollution Abatement Trust Revenue,
State Revolving Fund, Refunding, 5.00%, 8/01/26	$10,650,000	$12,958,175
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/24	9,380,000	10,594,804
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/25	9,750,000	11,000,925
Massachusetts Water Resources Authority Revenue, General, Green Bonds, Refunding, Series C, 5.00%, 8/01/32	13,920,000	16,550,880
University of Massachusetts Building Authority Revenue,
Refunding, Senior Series 3, 5.00%, 11/01/31	10,035,000	11,988,714
Senior Series 3, 5.00%, 11/01/32	5,000,000	5,942,300

		116,533,616

Michigan 1.7%
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/30	1,860,000	2,162,678
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/31	2,010,000	2,321,449
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/32	2,310,000	2,653,774
Michigan Finance Authority Revenue,
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/34	8,200,000	9,327,910
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/24	5,000,000	5,573,600
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24	7,000,000	7,812,350
Michigan State Hospital Finance Authority Revenue,
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/31	5,100,000	5,465,007
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/31	2,700,000	3,177,792
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/32	1,250,000	1,462,500
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/24	8,000,000	8,768,560
Wayne State University Revenue,
General, Refunding, Series A, 5.00%, 11/15/19	3,905,000	3,995,479
General, Refunding, Series A, 5.00%, 11/15/20	3,935,000	4,023,970
General, Series A, ETM, 5.00%, 11/15/19	1,305,000	1,335,146
General, Series A, Pre-Refunded, 5.00%, 11/15/20	1,320,000	1,350,492

		59,430,707

Minnesota 0.4%
Minnesota Agricultural and Economic Development Board Revenue,
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/21	4,165,000	4,293,949
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/22	5,570,000	5,738,715
Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.25%, 2/15/23	5,000,000	5,160,750

		15,193,414

Missouri 0.8%
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Mercy Health, Refunding, Series A, 5.00%, 6/01/31	12,500,000	14,903,000
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Plum Point Project, Refunding, Series A, 5.00%, 1/01/27	3,250,000	3,722,453
Plum Point Project, Refunding, Series A, 5.00%, 1/01/28	4,500,000	5,154,165
Plum Point Project, Refunding, Series A, 5.00%, 1/01/29	4,045,000	4,616,437

		28,396,055

franklintempleton.com	. Annual Report	51

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Nevada 1.3%
Clark County Airport System Revenue,
sub. lien, Series C, AGMC Insured, 5.00%, 7/01/22	$5,000,000	$5,057,550
sub. lien, Series C, AGMC Insured, 5.00%, 7/01/23	15,000,000	15,169,200
Clark County School District GO, Refunding, Series A, NATL Insured, 4.50%, 6/15/19	4,600,000	4,636,938
Clark County Water Reclamation District GO,
Series A, Pre-Refunded, 5.25%, 7/01/21	3,435,000	3,476,495
Series A, Pre-Refunded, 5.25%, 7/01/22	3,120,000	3,157,690
Series B, Pre-Refunded, 5.25%, 7/01/21	3,430,000	3,471,434
Series B, Pre-Refunded, 5.25%, 7/01/22	3,615,000	3,658,669
Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25	6,130,000	6,716,886

		45,344,862

New Hampshire 0.2%

Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25	7,930,000	8,527,684

New Jersey 6.0%
Hudson County Improvement Authority Facility Lease Revenue,
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/22	5,220,000	5,806,884
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/23	5,375,000	6,124,759
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/24	2,050,000	2,389,664
New Jersey EDA Revenue,
School Facilities Construction, Refunding, Series EE, 5.25%, 9/01/24	12,210,000	12,847,484
School Facilities Construction, Series AAA, 5.00%, 6/15/34	5,000,000	5,408,900
New Jersey Health Care Facilities Financing Authority Revenue,
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/20	10,000,000	10,434,400
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/21	20,535,000	22,077,794
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/30	900,000	1,049,139
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/31	1,080,000	1,248,923
New Jersey State COP,
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/22	10,000,000	10,103,100
Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/23	17,945,000	18,130,013
New Jersey State Educational Facilities Authority Revenue,
Higher Education Capital Improvement Fund Issue, Series B, 5.00%, 9/01/36	5,000,000	5,359,200
Kean University Issue, Series A, Pre-Refunded, 5.00%, 9/01/21	6,000,000	6,101,880
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,561,875
Series A, 5.375%, 6/01/24	2,395,000	2,411,933
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26	26,650,000	28,778,269
Transportation System, Refunding, Series A, 5.50%, 12/15/22	25,000,000	27,776,500
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	12,808,813
New Jersey State Turnpike Authority Revenue, Turnpike, Refunding, Series H, 5.00%, 1/01/20	6,540,000	6,556,154
Rutgers State University GO,
Refunding, Series J, 5.00%, 5/01/26	5,000,000	5,631,350
Refunding, Series J, 5.00%, 5/01/27	10,830,000	12,155,917
Series L, 5.00%, 5/01/27	5,270,000	5,915,206

		211,678,157

New York 9.9%
Erie County IDA School Facility Revenue,
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/23	6,235,000	6,890,111
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/24	8,000,000	8,827,520
City School District of the City of Buffalo Project, Series A, Pre-Refunded, 5.00%, 5/01/22	14,840,000	14,923,549

52	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)

Long Island Power Authority Electric System Revenue, General, Refunding, Series B, 5.00%, 9/01/26	$5,000,000	$5,480,000
MTA Revenue,
Transportation, Refunding, Series F, 5.00%, 11/15/26	25,000,000	27,447,250
Transportation, Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	4,642,745
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/27	3,500,000	3,987,235
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of Long Island Obligated Group Project, Refunding, 5.00%, 7/01/21	9,000,000	9,608,670
New York City GO,
Fiscal 2013, Refunding, Series D, 5.00%, 8/01/27	10,000,000	11,162,100
Fiscal 2013, Series I, 5.00%, 8/01/24	10,200,000	11,615,862
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/22	8,000,000	8,881,520
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/23	6,860,000	7,815,392
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/25	2,000,000	2,345,880
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/26	10,000,000	11,716,800
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/27	7,500,000	8,778,450
Fiscal 2017, Subseries A-1, 5.00%, 8/01/29	10,000,000	11,804,100
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2003, Refunding, Subseries A-1, 5.00%, 11/01/23	11,500,000	12,491,530
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/23	12,805,000	13,518,879
Future Tax Secured, Subordinate, Fiscal 2012, Series C, 5.00%, 11/01/24	7,620,000	8,268,691
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/27	8,740,000	9,996,812
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/28	5,000,000	5,706,400
New York State Dormitory Authority Revenues,
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/29	10,000,000	11,475,700
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	350,000	356,433
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/24	4,650,000	4,743,605
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL Insured, 5.50%, 7/01/23	7,915,000	9,138,184
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/24.	7,000,000	7,707,280
New York State Dormitory Authority Sales Tax Revenue, Refunding, Series E, 5.00%, 3/15/32	10,000,000	12,041,000
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 12/15/27	10,000,000	11,114,700
General Purpose, Refunding, Series A, 5.00%, 3/15/28	7,185,000	8,372,393
General Purpose, Refunding, Series E, 5.00%, 2/15/30	5,000,000	5,759,600
General Purpose, Series A, 5.00%, 3/15/32	10,000,000	11,975,600
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B, 5.00%, 4/01/21	12,000,000	12,432,840
New York State Thruway Authority General Revenue, Series I, 5.00%, 1/01/26	10,000,000	10,825,100
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/19	9,570,000	9,594,595
New York State Urban Development Corp. Revenue,
Empire State Development Corp., Service Contract, Refunding, Series C, 5.00%, 1/01/20	6,500,000	6,680,245
State Personal Income Tax, General Purpose, Series D, 5.00%, 3/15/24	10,000,000	11,295,100
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project, Refunding, 5.00%, 7/01/22	10,000,000	10,680,500

		350,102,371

franklintempleton.com	Annual Report	53

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
North Carolina 0.8%

Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28	$5,000,000	$5,748,700
Charlotte Water and Sewer System Revenue, Refunding, 5.00%, 7/01/27	10,000,000	11,839,700
North Carolina Eastern Municipal Power Agency Power System Revenue, Series A, ETM, 5.00%, 1/01/21	10,000,000	10,594,000
Oak Island Enterprise System Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/23	1,735,000	1,751,500

		29,933,900

Ohio 6.5%
Akron Income Tax Revenue,
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/24	5,265,000	5,790,026
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/25	6,645,000	7,303,187
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/26	8,240,000	9,045,295
Cincinnati GO,
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/24	1,270,000	1,404,569
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/25	2,000,000	2,211,920
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/27	2,000,000	2,211,920
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/28	2,350,000	2,599,006
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/25	5,000,000	5,437,050
Refunding, Series A, AGMC Insured, 5.00%, 1/01/26	5,000,000	5,425,500
Cleveland Water Revenue,
second lien, Series A, Pre-Refunded, 5.00%, 1/01/25	2,500,000	2,730,175
second lien, Series A, Pre-Refunded, 5.00%, 1/01/26	2,000,000	2,184,140
Cuyahoga County EDR,
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/20	7,000,000	7,402,010
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/21	7,300,000	7,716,611
Hamilton County Sewer System Revenue,
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/24	2,500,000	2,863,650
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%,
12/01/25	2,400,000	2,744,400
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/26	4,000,000	4,564,240
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/27	5,000,000	5,695,550
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%, 12/01/28	3,000,000	3,412,950
Kent State University Revenues,
General Receipts, Series A, 5.00%, 5/01/23	1,200,000	1,317,900
General Receipts, Series A, 5.00%, 5/01/24	1,500,000	1,644,945
General Receipts, Series A, 5.00%, 5/01/25	1,500,000	1,642,050
General Receipts, Series A, 5.00%, 5/01/26	1,600,000	1,749,968
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects, Refunding, Series C, 5.00%, 10/01/22	5,780,000	6,077,150
Ohio State GO,
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/24	8,585,000	9,271,800
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/25	7,000,000	7,560,000
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre- Refunded, 5.00%, 5/01/26	11,000,000	12,791,130
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre- Refunded, 5.00%, 5/01/27	5,000,000	5,814,150

54	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)

Ohio State GO, (continued)
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre- Refunded, 5.00%, 5/01/28	$9,100,000	$10,581,753
Ohio State Turnpike Commission Revenue, Turnpike, Refunding, Series A, NATL Insured, 5.50%, 2/15/24	10,000,000	11,350,600
Ohio State Water Development Authority Water PCR, Loan Fund, Series A, 5.00%, 12/01/31	10,000,000	11,939,900
Toledo City School District GO,
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/24	2,920,000	3,253,522
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/25	4,125,000	4,572,480
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/26	4,340,000	4,809,154
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/27	4,565,000	5,041,084
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/25	4,000,000	4,486,800
Improvement and Refunding, 5.00%, 11/15/26	6,140,000	6,882,019
Improvement and Refunding, 5.00%, 11/15/27	6,450,000	7,226,709
Improvement and Refunding, 5.00%, 11/15/28	6,570,000	7,355,509
University of Cincinnati General Receipts Revenue,
Series C, Assured Guaranty, 5.00%, 6/01/21	11,810,000	12,100,999
Series C, Assured Guaranty, 5.00%, 6/01/22	11,675,000	11,962,672

		230,174,493

Oregon 1.6%
Clackamas County School District No. 12 North Clackamas GO, Series B, 5.00%, 6/15/32	3,725,000	4,433,905
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Refunding, Series A, 5.00%, 11/15/25	10,000,000	11,182,700
senior lien, Refunding, Series A, 5.00%, 11/15/27	3,000,000	3,494,760
senior lien, Refunding, Series A, 5.00%, 11/15/28	3,500,000	4,060,840
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/22	5,840,000	5,880,296
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25	5,000,000	5,634,900
Washington Counties School District No. 48J Beaverton GO,
5.00%, 6/15/27	5,000,000	5,766,800
5.00%, 6/15/28	5,000,000	5,750,500
5.00%, 6/15/29	7,500,000	8,589,300

		54,794,001

Pennsylvania 4.7%
Allegheny County Hospital Development Authority Revenue,
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/19	9,000,000	9,057,960
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/20	7,500,000	7,791,900
Commonwealth Financing Authority Revenue,
Series C-1, AGMC Insured, 5.00%, 6/01/22	4,130,000	4,286,073
Series C-1, AGMC Insured, 5.00%, 6/01/23	4,345,000	4,507,546
Lancaster County Solid Waste Management Authority Solid Waste Disposal System Revenue,
Series A, 5.25%, 12/15/25	5,345,000	6,055,137
Series A, 5.25%, 12/15/26	5,835,000	6,584,856
Pennsylvania State GO, Second Series, 5.00%, 10/15/26	13,375,000	15,022,532
Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health System, Series A, 4.00%, 8/15/34	5,895,000	6,212,387
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series B, 5.00%, 12/01/19	32,230,000	33,019,313
Series E, Pre-Refunded, 5.00%, 12/01/24	5,000,000	5,426,000
Series E, Pre-Refunded, 5.00%, 12/01/25	10,000,000	10,852,000
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/22	6,070,000	6,121,049

franklintempleton.com	Annual Report	55

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State University Revenue, Series A, 5.00%, 9/01/30	$4,000,000	$4,824,040
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/30	2,000,000	2,313,620
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/31	4,030,000	4,628,455
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	17,810,000	18,065,039
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/22	2,190,000	2,223,091
Philadelphia Municipal Authority Lease Revenue, Pre-Refunded, 6.00%, 4/01/22	7,065,000	7,088,809
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,045,650
Refunding, Series B, 5.00%, 11/01/31	5,750,000	6,761,712

		165,887,169

South Carolina 1.7%
Anderson Water and Sewer System Revenue,
Refunding, AGMC Insured, 5.00%, 7/01/22	2,555,000	2,820,362
Refunding, AGMC Insured, 5.00%, 7/01/23	2,695,000	2,964,796
Refunding, AGMC Insured, 5.00%, 7/01/24	2,825,000	3,095,381
Refunding, AGMC Insured, 5.00%, 7/01/25	2,965,000	3,236,772
Berkeley County Utility Revenue,
Combined Utility System, Refunding, 5.00%, 6/01/25	3,665,000	4,135,879
Combined Utility System, Refunding, 5.00%, 6/01/26	1,700,000	1,914,727
South Carolina Jobs-EDA Hospital Revenue,
Palmetto Health, Improvement, Pre-Refunded, 5.375%, 8/01/22	6,000,000	6,091,200
Prisma Health Obligated Group, Refunding, Series A, 5.00%, 5/01/33	6,000,000	6,887,520
South Carolina State Transportation Infrastructure Bank Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/25	12,935,000	14,326,806
Refunding, Series B, AGMC Insured, 5.00%, 10/01/26	13,440,000	14,861,549

		60,334,992

Tennessee 1.0%
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22	15,805,000	17,398,776
Metropolitan Government of Nashville and Davidson County GO, Improvement, Series A, Pre-Refunded, 5.00%, 1/01/26	5,000,000	5,610,400
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Refunding, 5.00%, 7/01/26	1,675,000	1,893,169
Refunding, 5.00%, 7/01/27	1,800,000	2,028,852
Tennessee State School Bond Authority Revenue, Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/28	8,180,000	9,665,243

		36,596,440

Texas 10.9%
Austin Water and Wastewater System Revenue,
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/26	4,835,000	5,379,228
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/27	4,000,000	4,445,720
Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/28	5,000,000	5,608,500
Clear Creek ISD,
GO, Refunding, Series A, 5.00%, 2/15/25	11,370,000	12,402,055
GO, Refunding, Series A, 5.00%, 2/15/26	12,060,000	13,143,712
Dallas Waterworks and Sewer System Revenue,
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/30	1,500,000	1,797,825
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/31	2,500,000	2,975,250
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/32	1,000,000	1,183,050

56	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Dallas/Fort Worth International Airport Revenue,
Joint Refunding, Series D, 5.25%, 11/01/27	$5,000,000	$5,678,350
Joint Refunding, Series D, 5.25%, 11/01/28	2,100,000	2,376,948
El Paso ISD,
GO, Refunding, PSF Guarantee, 5.00%, 8/15/27	5,460,000	6,355,931
GO, Refunding, PSF Guarantee, 5.00%, 8/15/28	2,500,000	2,897,575
Fort Worth GO,
Tarrant Denton Parker and Wise Counties, General Purpose, Refunding and Improvement, 5.00%, 3/01/25	6,000,000	6,543,420
Tarrant Denton Parker and Wise Counties, General Purpose, Refunding and Improvement, 5.00%, 3/01/26	6,790,000	7,400,828
Harris County MTA Revenue,
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/28	2,000,000	2,319,900
Sales and Use Tax, Contractual Obligations, Pre-Refunded, 5.00%, 11/01/26	2,000,000	2,348,680
Sales and Use Tax, Contractual Obligations, Pre-Refunded, 5.00%, 11/01/27	2,000,000	2,348,680
Harris County Toll Road Revenue,	2,500,000	2,952,875
senior lien, Refunding, Series A, 5.00%, 8/15/32
senior lien, Refunding, Series A, 5.00%, 8/15/33	2,500,000	2,937,550
Houston GO,
Public Improvement, Refunding, Series A, 5.00%, 3/01/22	3,855,000	3,979,941
Public Improvement, Series A, Pre-Refunded, 5.00%, 3/01/22	6,145,000	6,346,003
Houston Utility System Revenue,
Combined, first lien, Refunding, Series B, 5.00%, 11/15/34	3,250,000	3,820,635
Combined, first lien, Refunding, Series B, 5.00%, 11/15/35	4,500,000	5,264,460
Combined, first lien, Refunding, Series C, 5.00%, 5/15/24	5,000,000	5,786,300
Combined, first lien, Refunding, Series C, 5.00%, 5/15/26	19,690,000	22,691,347
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/24	6,000,000	6,404,220
LCRA Transmission Services Corp. Project, Refunding, Series B, 5.00%, 5/15/24	10,620,000	11,335,469
North Texas Tollway Authority Revenue,
Special Projects System, Series D, Pre-Refunded, 5.00%, 9/01/24	12,000,000	12,962,040
System, first tier, Refunding, Series A, 4.00%, 1/01/33	5,000,000	5,303,550
Northwest ISD,
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	4,815,000	5,593,056
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29	7,015,000	8,127,298
San Angelo ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28	5,220,000	5,943,910
San Antonio Electric and Gas Systems Revenue,
Refunding, 5.25%, 2/01/25	27,000,000	32,143,770
Refunding, 5.00%, 2/01/27	10,415,000	12,366,979
San Antonio Water System Revenue,
junior lien, Refunding, Series A, 5.00%, 5/15/24	1,500,000	1,716,405
junior lien, Refunding, Series A, 5.00%, 5/15/26	2,200,000	2,507,802
junior lien, Refunding, Series A, 5.00%, 5/15/28	2,000,000	2,270,180
junior lien, Refunding, Series A, 5.00%, 5/15/29	1,000,000	1,132,690
Texas State Water Development Board Revenue,
State Water Implementation Fund, Master Trust, Series A, 5.00%, 10/15/31	12,585,000	15,048,640
State Water Implementation Fund, Master Trust, Series A, 4.00%, 10/15/34	5,800,000	6,276,470
State Water Implementation Fund, Master Trust, Series B, 4.00%, 10/15/36	10,000,000	10,722,900

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Texas Transportation Commission State Highway Fund Revenue,
first tier, Refunding, Series A, 5.00%, 4/01/23	$20,000,000	$22,598,600
first tier, Refunding, Series A, 5.00%, 4/01/24	20,000,000	23,115,000
first tier, Refunding, Series A, 5.00%, 4/01/25	20,000,000	23,157,200
University of Houston Revenue,
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27	4,745,000	5,050,198
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27	255,000	270,644
University of Texas System Revenue, Board of Regents, Permanent University Fund, Series B, 5.00%, 7/01/27	10,000,000	11,593,700
Williamson County GO,
Refunding, 5.00%, 2/15/23	6,235,000	6,829,196
Refunding, 5.00%, 2/15/25	13,780,000	15,072,288

		386,526,968

Utah 0.5%
Utah State Board of Regents Student Loan Revenue,
Refunding, Series EE-2, 5.00%, 11/01/20	9,000,000	9,483,570
Refunding, Series EE-2, 5.00%, 11/01/21	9,000,000	9,485,010

		18,968,580

Virginia 4.0%
Norfolk Water Revenue,
Pre-Refunded, 5.00%, 11/01/24	6,050,000	6,678,958
Pre-Refunded, 5.00%, 11/01/25	5,910,000	6,524,404
Refunding, 5.00%, 11/01/24	95,000	104,395
Refunding, 5.00%, 11/01/25	90,000	98,755
Richmond Public Utility Revenue, Refunding, Series A, 5.00%, 1/15/32	10,000,000	11,628,800
Virginia Beach Development Authority Public Facility Revenue,
Refunding, Series B, 5.00%, 8/01/19	12,635,000	12,811,006
Refunding, Series B, 5.00%, 8/01/20	13,450,000	14,089,951
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, Pre-Refunded, 5.00%, 2/01/25	13,080,000	15,130,944
21st Century College and Equipment Programs, Series D, 5.00%, 2/01/25	7,405,000	8,730,717
Virginia State PBA Public Facilities Revenue,
Refunding, Series B, 4.00%, 8/01/29	12,060,000	13,402,278
Series B, Pre-Refunded, 4.00%, 8/01/29	1,075,000	1,224,726
Virginia State Public School Authority Revenue, School Financing, 1997 Resolution, Series C, 5.00%, 8/01/27	4,460,000	5,155,180
Virginia State Resources Authority Clean Water Revenue,
Revolving Fund, Refunding, 5.00%, 10/01/28	11,950,000	14,236,035
Revolving Fund, Refunding, Series B, 5.00%, 10/01/26	26,155,000	30,574,672

		140,390,821

Washington 3.7%
Energy Northwest Electric Revenue,
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/22	3,250,000	3,599,765
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23	3,500,000	3,980,865
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/24	1,250,000	1,454,738
King County Sewer Revenue,
Refunding, Series B, 5.00%, 7/01/25	1,200,000	1,393,236
Refunding, Series B, 5.00%, 7/01/26	1,200,000	1,389,264
Refunding, Series B, 5.00%, 7/01/27	1,900,000	2,188,230
Refunding, Series B, 5.00%, 7/01/28	3,050,000	3,507,683

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Washington (continued)
King County Sewer Revenue, (continued)
Refunding, Series B, 5.00%, 7/01/29	$2,600,000	$2,985,892
Seattle Drain and Wastewater Revenue,
Refunding, 5.00%, 5/01/24	5,230,000	6,066,957
Refunding, 5.00%, 5/01/25	5,500,000	6,359,540
Refunding, 5.00%, 5/01/26	2,995,000	3,451,887
Refunding, 5.00%, 5/01/27	3,150,000	3,628,863
Seattle Municipal Light and Power Revenue,
Improvement and Refunding, Series B, 5.00%, 2/01/20	7,000,000	7,214,340
Improvement and Refunding, Series C, 4.00%, 9/01/34	5,300,000	5,708,047
Washington Health Care Facilities Authority Revenue,
Overlake Hospital Medical Center, Refunding, Series B, 5.00%, 7/01/30	1,000,000	1,172,800
Overlake Hospital Medical Center, Refunding, Series B, 5.00%, 7/01/31	1,925,000	2,232,249
Virginia Mason Medical Center, Refunding, 5.00%, 8/15/31	2,250,000	2,510,257
Virginia Mason Medical Center, Refunding, 5.00%, 8/15/32	4,005,000	4,442,066
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, Series B, 5.00%, 7/01/25	29,370,000	34,083,004
Various Purpose, Series D, 5.00%, 2/01/31	5,480,000	6,477,689
Various Purpose, Series D, 5.00%, 2/01/32	10,000,000	11,733,900
Various Purpose, Series D, Pre-Refunded, 5.00%, 2/01/25	13,955,000	15,276,957

		130,858,229

Wisconsin 0.5%
Wisconsin State Transportation Revenue,
Refunding, Series 1, 5.00%, 7/01/24	6,560,000	7,265,987
Refunding, Series 2, 5.00%, 7/01/31	5,000,000	5,961,600
Series 1, Pre-Refunded, 5.00%, 7/01/24	3,440,000	3,813,653

		17,041,240

U.S. Territories 0.0%†
Guam 0.0%†
Guam Government Limited Obligation Revenue, Section 30, Series A, ETM, 5.50%, 12/01/19	1,025,000	1,055,104

Total Municipal Bonds before Short Term Investments (Cost $3,314,223,967)		3,432,033,039

Short Term Investments 2.5%

Municipal Bonds 2.5%
California 0.3%
[a] California State GO, Series A-3, LOC Bank of Montreal, Daily VRDN and Put, 1.35%, 5/01/33	10,600,000	10,600,000

Florida 0.3%
[a] Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.71%, 7/15/22	8,500,000	8,500,000
[a] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.72%, 9/01/28	3,100,000	3,100,000

		11,600,000

Michigan 0.0%†
[a] University of Michigan Revenue, Regents, General, Series A, SPA Wells Fargo Bank, Daily VRDN and Put, 1.59%, 4/01/38	200,000	200,000

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Intermediate-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)
Minnesota 0.2%
[a] Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics, Series B, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.72%, 8/15/25	$5,335,000	$5,335,000

New York 1.4%
[a] MTA Dedicated Tax Fund Revenue, Refunding, Subseries A-1, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.68%, 11/01/31	3,960,000	3,960,000
[a] New York City GO,
Fiscal 2006, Series H, Sub Series H-2, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.72%, 1/01/36	8,190,000	8,190,000
Fiscal 2006, Series I, Subseries I-8, SPA State Street Bank & Trust Co., Daily VRDN and Put, 1.70%, 4/01/36	7,000,000	7,000,000
Fiscal 2014, Series D, Subseries D-3, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.72%, 8/01/38	1,000,000	1,000,000
[a] New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2007, Series CC, Sub-Series CC-2, SPA Bank of Montreal, Daily VRDN and Put, 1.70%, 6/15/38	19,870,000	19,870,000
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-3, SPA Toronto Dominion Bank, Daily VRDN and Put, 1.68%, 6/15/49	9,910,000	9,910,000

		49,930,000

North Carolina 0.1%
[a] The Charlotte-Mecklenburg Hospital Authority Revenue, Carolinas HealthCare System, Series E, LOC TD Bank National Association, Daily VRDN and Put, 1.68%, 1/15/44	1,800,000	1,800,000

Tennessee 0.2%
[a] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur
Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and
Put, 1.71%, 6/01/42	8,800,000	8,800,000

Total Short Term Investments (Cost $88,265,000)		88,265,000

Total Investments (Cost $3,402,488,967) 99.4%		3,520,298,039

Other Assets, less Liabilities 0.6%.		21,320,543

Net Assets 100.0%		$3,541,618,582

See Abbreviations on page 139.

†Rounds to less than 0.1% of net assets.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

60	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Federal Limited-Term Tax-Free Income Fund

Year Ended February 28,
2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.27

Income from investment operations[b]:

Net investment income[c]	0.07

Net realized and unrealized gains (losses)	0.08

Total from investment operations	0.15

Less distributions from net investment income	(0.07)

Net asset value, end of year	$10.35

Total return[d]	1.49%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.83%

Expenses net of waiver and payments by affiliates[f]	0.65%

Net investment income	1.23%

Supplemental data

Net assets, end of year (000’s)	$103,864

Portfolio turnover rate	64.94%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.29		$10.37	$10.45	$10.47	$10.51

Income from investment operations[b]:

Net investment income[c]	0.14		0.09	0.09	0.10	0.11

Net realized and unrealized gains (losses)	0.08		(0.09)	(0.09)	(0.03)	(0.05)

Total from investment operations	0.22		—	—	0.07	0.06

Less distributions from net investment income	(0.15)		(0.08)	(0.08)	(0.09)	(0.10)

Net asset value, end of year	$10.36		$10.29	$10.37	$10.45	$10.47

Total return[d]	2.11%		0.01%	0.04%	0.70%	0.60%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.73%		0.71%	0.70%	0.69%	0.70%

Expenses net of waiver and payments by affiliates	0.55%	[e]	0.63%	0.63%	0.63%	0.62%

Net investment income	1.33%		0.84%	0.83%	0.95%	1.05%

Supplemental data

Net assets, end of year (000’s)	$582,767		$687,197	$810,811	$886,784	$890,556

Portfolio turnover rate	64.94%		40.13%	18.54%	22.58%	19.64%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

62	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.28		$10.37

Income from investment operations[b]:

Net investment income[c]	0.16		0.07

Net realized and unrealized gains (losses)	0.07		(0.10)

Total from investment operations	0.23		(0.03)

Less distributions from net investment income	(0.16)		(0.06)

Net asset value, end of year	$10.35		$10.28

Total return[d]	2.29%		(0.32)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%		0.54%

Expenses net of waiver and payments by affiliates	0.36%	[f]	0.44%

Net investment income	1.52%		1.03%

Supplemental data

Net assets, end of year (000’s)	$47,182		$51,656

Portfolio turnover rate	64.94%		40.13%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	63

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.29		$10.37	$10.44	$10.46	$10.50

Income from investment operations[b]:

Net investment income[c]	0.15		0.10	0.10	0.11	0.12

Net realized and unrealized gains (losses)	0.07		(0.08)	(0.07)	(0.02)	(0.04)

Total from investment operations	0.22		0.02	0.03	0.09	0.08

Less distributions from net investment income	(0.16)		(0.10)	(0.10)	(0.11)	(0.12)

Net asset value, end of year	$10.35		$10.29	$10.37	$10.44	$10.46

Total return	2.16%		0.16%	0.28%	0.86%	0.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.58%		0.56%	0.55%	0.54%	0.55%

Expenses net of waiver and payments by affiliates	0.40%	[d]	0.48%	0.48%	0.48%	0.47%

Net investment income	1.48%		0.99%	0.98%	1.10%	1.20%

Supplemental data

Net assets, end of year (000’s)	$274,316		$247,708	$296,298	$239,537	$231,428

Portfolio turnover rate	64.94%		40.13%	18.54%	22.58%	19.64%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

64	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Federal Limited-Term Tax-Free Income Fund

	Shares	Value

Management Investment Companies (Cost $3,302,813) 0.3%
Financials 0.3%
[a] Franklin Liberty Municipal Bond ETF	135,000	$3,348,675

	Principal Amount
Municipal Bonds 89.5%
Alabama 1.0%
[b] Mobile IDB,
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put, 2.90%, 12/12/23	$7,550,000	7,667,855
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put, Series A, 1.85%, 3/24/20	2,250,000	2,233,215

		9,901,070

Arizona 1.7%
Maricopa County IDA Hospital Revenue, Honor Health, Refunding, Series C, 2.54%, 9/01/24	17,000,000	17,009,350

Arkansas 1.7%
Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22	11,195,000	11,589,400
Little Rock School District GO, Pulaski County, Construction, 3.00%, 2/01/20	4,930,000	4,988,371

		16,577,771

California 6.6%
[b] California Health Facilities Financing Authority Revenue,
Providence St. Joseph Health, Mandatory Put, Series B-3, 2.00%, 10/01/25	13,340,000	13,363,078
St. Joseph Health System, Mandatory Put, Refunding, Series D, 5.00%, 10/15/20	5,000,000	5,251,650
St. Joseph Health System, Mandatory Put, Series C, 5.00%, 10/15/19	3,250,000	3,312,952
California Infrastructure and Economic Development Bank Revenue, J Paul Getty Trust, Refunding, Series A-1, 2.068%, 4/01/22	15,000,000	14,998,500
[b] California State Municipal Finance Authority Solid Waste Disposal Revenue, Waste Management Inc. Project, Mandatory Put, Series A, 2.00%, 2/03/20	4,500,000	4,510,530
[b] California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put, Refunding, Series D, 2.625%, 12/01/23	3,000,000	2,963,640
California Statewide CDA Revenue, Viamonte Senior Living1 Project, Series B, California Mortgage Insured, 3.00%, 7/01/27	3,500,000	3,544,170
Coachella Valley USD, GO, Riverside and Imperial Counties, Refunding, BAM Insured, 4.00%, 8/01/19	1,330,000	1,343,459
Mount San Antonio Community College District GO, Capital Appreciation, BAN, zero cpn., 4/01/22	10,000,000	9,462,600
Salinas UHSD, GO, Monterey County, BAN, Capital Appreciation, zero cpn., 8/01/20	5,000,000	4,854,150
[b] Western Municipal Water District Facilities Authority Adjustable Rate Water Revenue, Mandatory Put, Refunding, Series A, 1.50%, 10/01/20	3,250,000	3,239,568

		66,844,297

Colorado 1.0%
Colorado State HFA, MFHR, Loan Program, Pass Through, Crisman Apartments Project, Series II, FHA Insured, 0.90%, 3/01/19	2,000,000	2,000,000
Denver City and County School District No. 1 GO, Series B, 4.00%, 12/01/27	7,480,000	8,011,828

		10,011,828

Connecticut 2.6%
[b] Connecticut State Health and Educational Facilities Authority Revenue,
Yale University Issue, Mandatory Put, Refunding, Series A, 2.05%, 7/12/21	7,500,000	7,555,575
Yale University Issue, Mandatory Put, Refunding, Series A-1, 1.00%, 7/01/19	6,000,000	5,984,220
Yale University Issue, Mandatory Put, Series A, 1.30%, 2/03/20	10,000,000	9,953,900
Yale University Issue, Mandatory Put, Series X-2, 1.80%, 2/09/21	3,000,000	2,998,290

		26,491,985

franklintempleton.com	Annual Report	65

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida 1.8%

Escambia county PCR, Gulf Power Co. Project, Refunding, 2.60%, 6/01/23	$5,000,000	$5,068,950
Florida State Municipal Power Agency Revenue, All-Requirements Power Supply Project, Refunding, Series A, 5.00%, 10/01/25	1,000,000	1,187,220
Florida State Turnpike Authority Revenue, Department of Transportation, Refunding, Series A, 2.875%, 7/01/25	3,000,000	3,086,190
Lee County Transportation Facilities Revenue, Refunding, AGMC Insured, 5.00%, 10/01/19	2,385,000	2,430,363
[b] Miami-Dade County IDA Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project, Mandatory Put, 1.75%, 11/01/19	2,000,000	1,996,700
Orlando-Orange County Expressway Authority Revenue, Refunding, AGMC Insured, 5.00%, 7/01/24	4,000,000	4,412,720

		18,182,143

Georgia 3.5%
[b] Cobb County Development Authority Revenue, Georgia Waste Management Project, Mandatory Put, Series A, 1.875%, 10/01/19	2,500,000	2,498,000
Georgia State GO, Series A, 5.00%, 2/01/23	12,375,000	13,962,712
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Refunding, Series A, 3.00%, 7/01/23	11,000,000	11,574,090
[b] Monroe County Development Authority PCR,
Georgia Power Co. Plant Scherer Project, Mandatory Put, Refunding, First Series, 2.05%, 11/19/21	3,250,000	3,187,600
Gulf Power Co. Plant Scherer Project, Mandatory Put, First Series, 1.40%, 9/19/19	3,750,000	3,735,338

		34,957,740

Hawaii 1.1%
Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/23	10,000,000	11,178,500

Iowa 0.9%
Des Moines Independent Community School District Revenue, Polk and Warren Counties, School Infrastructure Sales, Services and Use Tax, AGMC Insured, 3.00%, 6/01/29	9,300,000	9,503,205

Kansas 0.6%
[c] Kansas State Department of Transportation Highway Revenue, Refunding, Series B-5, Monthly FRN, 2.081%, (1-month USD LIBOR + 0.40%), 9/01/19	5,700,000	5,705,700

Kentucky 3.0%
[b] Kentucky Public Energy Authority Gas Supply Revenue,
Mandatory Put, Series B, 4.00%, 1/01/25	10,000,000	10,736,700
Series A, Mandatory Put, 4.00%, 4/01/24	10,000,000	10,620,600
[b] Louisville/Jefferson County Metro Government Environmental Facilities Revenue, Louisville Gas and Electric Co. Project, Mandatory Put, Series A, 1.25%, 6/03/19	2,000,000	1,996,520
[b] Louisville/Jefferson County Metro Government PCR, Louisville Gas and Electric Co. Project, Mandatory Put, Series A, 2.20%, 8/01/19	7,000,000	7,006,440

		30,360,260

Louisiana 2.9%
Louisiana State GO,
Seried A, 5.00%, 3/01/31	10,870,000	13,162,483
Series A, 4.00%, 5/15/31	15,225,000	15,989,599

		29,152,082

66	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Maryland 6.0%
Baltimore City GO, Consolidated Public Improvement, Refunding, Series B, 5.00%, 10/15/25	$5,000,000	$5,971,300
Maryland CDA Department of Housing and Community Development Housing Revenue, FHA Risk- Sharing Insured Pass-Through, Series A, FHA Insured, 1.35%, 6/01/19	3,860,000	3,854,866
Maryland State GO,
State and Local Facilities Loan of 2013, Second Series A, Pre-Refunded, 5.00%, 8/01/23	11,355,000	12,263,400
State and Local Facilities Loan of 2014, Refunding, First Series C, 5.00%, 8/01/19	5,700,000	5,779,173
State and Local Facilities Loan of 2017, Refunding, Second Series B, 5.00%, 8/01/26	12,330,000	14,945,316
Washington Suburban Sanitary District GO,
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Pre-Refunded, 4.00%, 6/01/28	5,500,000	6,022,555
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Pre-Refunded, 4.00%, 6/01/30	5,500,000	6,022,555
Montgomery and Prince George’s Counties, Consolidated Public Improvement, Pre-Refunded, 4.00%, 6/01/31	5,500,000	6,022,555

		60,881,720

Massachusetts 0.6%
[b] Massachusetts Development Finance Agency Revenue, Partners HealthCare System Issue, Mandatory Put, Refunding, Series S-4, 5.00%, 1/25/24	5,000,000	5,696,800

Michigan 2.6%
Grand Rapids Sanitary Sewer System Revenue, Improvement and Refunding, Series A, AGMC Insured, 5.50%, 1/01/22	3,145,000	3,346,406
Michigan Finance Authority Revenue,
State Aid Notes, Series A-1, 4.00%, 8/20/19	13,000,000	13,133,640
Unemployment Obligation Assessment, Refunding, Series B, 5.00%, 7/01/20	10,000,000	10,109,800

		26,589,846

Minnesota 1.6%
Farmington ISD No. 192 GO, School Building, Refunding, Series C, 5.00%, 2/01/24	6,065,000	6,964,743
[b] Minneapolis MFHR,
Albright Townhomes Project, Mandatory Put, 2.00%, 6/01/19	2,000,000	2,001,320
Riverside Homes Project, Mandatory Put, Series A, 2.40%, 5/01/20	1,250,000	1,253,975
Minnesota State Higher Education Facilities Authority Revenue, Macalester College, Refunding, 5.00%, 3/01/19	210,000	210,000
Northern Municipal Power Agency Electric System Revenue, Refunding, 5.00%, 1/01/21	5,000,000	5,296,100

		15,726,138

Mississippi 0.5%
[b] Mississippi Business Finance Corp. Solid Waste Disposal Revenue, Waste Management Inc. Project, Mandatory Put, 1.35%, 9/01/20	5,000,000	4,942,400

Nevada 2.8%
Clark County School District GO, Refunding, Series D, 5.00%, 6/15/20	20,000,000	20,813,800
Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Refunding, 5.00%, 12/01/20	7,000,000	7,404,530

		28,218,330

New Jersey 0.6%
Jersey City GO, General Improvement and Qualified Water Improvement, Refunding, Series A, BAM Insured, 4.00%, 8/01/19	1,330,000	1,343,087
[b] New Jersey State Housing and Mortgage Finance Agency MF Conduit Revenue, Garden Spires Project, Mandatory Put, Series A, 2.02%, 8/01/20	4,310,000	4,325,645

		5,668,732

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
New Mexico 1.0%

[b] Farmington PCR, Southern California Edison Co. Four Corners Project, Mandatory Put, Refunding, Series A, 1.875%, 4/01/20	$9,000,000	$8,931,420
Taos County Gross Receipts Tax Revenue, County Education Improvement, BAM Insured, 3.50%, 4/01/19	1,000,000	1,001,030

		9,932,450

New York 10.3%

[b] Chautauqua County Capital Resource Corp. Revenue, Multi-Mode, Jamestown Center City Development Corp. Project, Mandatory Put, Refunding, Subseries C, 2.00%, 11/01/21	4,750,000	4,718,270
New York City GO,
Fiscal 2010, Series E, 5.00%, 8/01/27	8,075,000	8,186,112
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/20	7,000,000	7,331,030
Fiscal 2019, Refunding, Series A, 5.00%, 8/01/22	5,000,000	5,550,950
Refunding, Series C, 5.00%, 8/01/24	6,000,000	6,082,800
New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2010, Refunding, Series BB, 5.00%, 6/15/27	10,000,000	10,098,700
New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose, Refunding, Series A, 5.00%, 12/15/19	6,095,000	6,258,834
New York State Energy Research and Development Authority PCR,
New York State Electric and Gas Corp. Project, Refunding, Series D, 3.50%, 10/01/29	3,000,000	3,131,760
[b] Rochester Gas and Electric Corp. Project, Series A, Mandatory Put, 3.00%, 7/01/25	10,000,000	10,235,200
New York State HFAR, Affordable Housing, Climate Bond Certified/Green Bonds, Series K, GNMA Secured, 1.50%, 5/01/21	10,000,000	9,916,700
New York State Thruway Authority General Junior Indebtedness Obligations Revenue, Series A, 5.00%, 5/01/19	15,000,000	15,078,150
Suffolk County GO,
Public Improvements, Series B, AGMC Insured, 4.00%, 10/15/28	4,205,000	4,603,676
Refunding, Series D, 4.00%, 10/15/19	3,835,000	3,887,386
Refunding, Series D, 4.00%, 10/15/20	4,270,000	4,420,091
Yonkers GO, Refunding, Series D, AGMC Insured, 5.00%, 8/01/19	4,720,000	4,783,814

		104,283,473

North Carolina 1.3%
Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22	7,500,000	7,508,475
North Carolina State University at Raleigh Revenue,
General, The Board of Governors of the University of North Carolina, Refunding, Series A, 5.00%, 10/01/27	1,500,000	1,849,200
General, The Board of Governors of the University of North Carolina, Refunding, Series B, 5.00%, 10/01/26	3,000,000	3,649,740

		13,007,415

North Dakota 0.5%
West Fargo GO, Cass County, Temporary, Refunding and Improvement, 2.15%, 5/01/21	5,000,000	5,001,500

Ohio 3.8%
American Municipal Power Inc. Revenue, Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/20	7,000,000	7,218,750
Lucas County Hospital Revenue, Promedica Healthcare Obligated Group, Refunding, Series A, 6.50%, 11/15/37	10,000,000	11,257,100
Marysville Wastewater Treatment System Revenue, Refunding, BAM Insured, 5.00%, 12/01/19	1,000,000	1,023,670

[d] Ohio State Water Development Authority PCR, Water Loan Fund, Series A, 5.00%, 6/01/29	8,500,000	10,579,610
Ohio State Water Development Authority Revenue, Fresh Water, 5.00%, 6/01/28	7,000,000	8,650,390

		38,729,520

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma 0.8%
Oklahoma County Finance Authority Educational Facilities Lease Revenue,
Midwest City-Del City Public Schools Project, 5.00%, 10/01/19	$510,000	$519,552
Midwest City-Del City Public Schools Project, 5.00%, 10/01/20	1,350,000	1,417,419
Midwest City-Del City Public Schools Project, 5.00%, 10/01/22	1,000,000	1,106,140
Tulsa County Industrial Authority Educational Facilities Lease Revenue,
Owasso Public Schools Project, 5.00%, 9/01/21	2,010,000	2,167,142
Owasso Public Schools Project, 5.00%, 9/01/22	1,500,000	1,661,070
Owasso Public Schools Project, 5.00%, 9/01/23	1,170,000	1,322,673

		8,193,996

Oregon 1.9%
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Refunding, Series A, 5.00%, 11/15/22	5,000,000	5,604,700
senior lien, Refunding, Series C, 5.00%, 11/15/19	7,860,000	8,044,946
Oregon State GO, Higher Education, Refunding, Series B, 5.00%, 8/01/27	2,785,000	3,292,065
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, 5.00%, 6/15/25	2,000,000	2,376,440

		19,318,151

Pennsylvania 2.9%
[b] Lehigh County IDA, PCR, PPL Electric Utilities Corp. Project, Refunding, Mandatory Put, Series A, 1.80%, 9/01/22	10,000,000	9,783,000
Pennsylvania State GO, Refunding, Second Series, 5.00%, 1/15/20	10,000,000	10,281,600
Westmoreland County Municipal Authority Revenue, Municipal Service, Pre-Refunded, 5.00%, 8/15/37	7,895,000	8,999,037

		29,063,637

South Carolina 1.1%
[b] Patriots Energy Group Financing Agency Gas Supply Revenue, Mandatory Put, Sub Series A, 4.00%, 2/01/24	10,000,000	10,700,700

Tennessee 3.1%
Memphis GO,
General Improvement, Refunding, 5.00%, 6/01/24	6,915,000	8,040,278
General Improvement, Refunding, 5.00%, 6/01/25	7,260,000	8,633,737
General Improvement, Refunding, 5.00%, 6/01/26	7,625,000	9,230,978
[b] Tennergy Corp. Gas Supply Revenue, Series A, Mandatory Put, 5.00%, 10/01/24	5,000,000	5,642,450

		31,547,443

Texas 10.0%
Clifton Higher Education Finance Corp. Revenue,
Education, IDEA Public Schools, Refunding, PSF Guarantee, 3.00%, 8/15/20	2,400,000	2,442,336
Education, IDEA Public Schools, Refunding, PSF Guarantee, 4.00%, 8/15/21	2,000,000	2,104,480
Education, IDEA Public Schools, Refunding, PSF Guarantee, 4.00%, 8/15/22	3,200,000	3,431,872
Comal ISD,
GO, School Building, PSF Guarantee, 5.00%, 2/01/21	2,280,000	2,423,321
GO, School Building, PSF Guarantee, 5.00%, 2/01/22	2,250,000	2,464,358
Cypress-Fairbanks ISD,
GO, Harris County, Refunding, PSF Guarantee, 5.00%, 2/15/22	7,320,000	8,021,988
[b] GO, Harris County, School Building, Series A-1, PSF Guarantee, Mandatory Put, 2.125%, 8/16/21	6,315,000	6,332,556
Dallas Waterworks and Sewer System Revenue, Dallas Denton Collin and Rockwall Counties, Refunding, Series A, 5.00%, 10/01/26	5,000,000	5,936,100
Fort Worth GO, Tarrant Denton Parker Johnson and Wise Counties, General Purpose, Refunding and Improvement, Series A, 5.00%, 3/01/20	5,000,000	5,165,100
Houston Utility System Revenue, Combined, first lien, Refunding, Series D, 5.00%, 11/15/26	1,000,000	1,211,470
Lubbock GO, Refunding, 5.00%, 2/15/25	5,150,000	6,045,070

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Northside ISD,
GO, Refunding, PSF Guarantee, 2.00%, 8/15/19	$3,925,000	$3,932,104
GO, Refunding, PSF Guarantee, 4.00%, 8/15/20	5,940,000	6,141,366
San Antonio ISD, GO, Bexar County, School Building, Refunding, PSF Guarantee, 5.00%, 2/15/21	14,880,000	15,834,254
Texas State A&M University System Permanent University Fund Revenue, Refunding, 5.00%, 7/01/19	5,845,000	5,909,178
Texas State GO,
Water Financial Assistance, Water Infrastructure Fund, Refunding, Series B, Subseries B-3, 5.00%, 8/01/24	4,750,000	5,535,460
Water Financial Assistance, Water Infrastructure Fund, Refunding, Series B, Subseries B-3, 5.00%, 8/01/25	2,000,000	2,378,740
Water Financial Assistance, Water Infrastructure Fund, Refunding, Series B, Subseries B-3, 5.00%, 8/01/26	2,000,000	2,418,080
Texas State Water Development Board Revenue, State Revolving Fund, 5.00%, 8/01/27	4,200,000	5,150,418
[b] Texas Transportation Commission State Highway Fund Revenue, first tier, Mandatory Put, Refunding, Series B, 4.00%, 10/01/21	3,000,000	3,167,730
University of Texas System Revenue, Board of Regents, Financing System, Series J, 5.00%, 8/15/21	4,000,000	4,324,280

		100,370,261

Utah 0.1%
South Valley Water Reclamation Facility Sewer Revenue, AGMC Insured, 5.00%, 2/15/23	1,225,000	1,375,136

Virginia 3.0%
Virginia College Building Authority Educational Facilities Revenue, 21st Century College and Equipment Programs, Series A, 4.00%, 2/01/29	15,375,000	16,423,883
Public Higher Education Financing Program, Refunding, Series B, 5.00%, 9/01/20	11,760,000	12,352,351
Virginia State HDA Commonwealth Mortgage Revenue, Sub Series C-5, 2.45%, 7/01/19	1,400,000	1,403,458

		30,179,692

Washington 6.4%
Energy Northwest Electric Revenue, Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23	5,000,000	5,686,950
King and Pierce Counties School District No. 408 Auburn GO,
5.00%, 12/01/27	1,700,000	2,094,655
5.00%, 12/01/28	3,300,000	4,042,302
Pierce County Sumner School District No. 320 GO, Unlimited Tax, Refunding and Improvement, 4.00%, 12/01/20	7,250,000	7,547,540
Snoqualmie Valley School District No. 410 GO,
King County, Improvement and Refunding, 5.00%, 12/01/20	4,880,000	5,164,602
King County, Improvement and Refunding, 5.00%, 12/01/21	2,455,000	2,677,251
Spokane County School District No. 354 Mead GO,
4.00%, 12/01/32	1,150,000	1,254,063
5.00%, 12/01/33	1,500,000	1,781,730
Spokane County School District No. 356 Central Valley GO, 4.00%, 12/01/31	8,295,000	9,100,859
[b] University of Washington Revenues, General, Series A, Mandatory Put, 5.00%, 5/01/22	5,000,000	5,413,400
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, 5.00%, 7/01/23	3,255,000	3,603,057
Motor Vehicle Fuel Tax, Refunding, Series R-2015D, 5.00%, 7/01/28	3,985,000	4,618,416
Motor Vehicle Fuel Tax, Refunding, Series R-D, 5.00%, 7/01/23	4,085,000	4,521,809
Variable Purpose, Series D, 5.00%, 2/01/34	6,545,000	7,165,008

		64,671,642

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STATEMENT OF INVESTMENTS

Franklin Federal Limited-Term Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin 0.2%
Fond Du Lac GO,
Fond Du Lac County, Refunding, Series B, 2.00%, 4/01/20	$700,000	$702,226
Fond Du Lac County, Refunding, Series B, 2.00%, 4/01/22	1,000,000	1,007,020

		1,709,246

Total Municipal Bonds (Cost $894,004,917)		901,684,159

Total Investments before Short Term Investments (Cost $897,307,730)		905,032,834

Short Term Investments 10.6%

Municipal Bonds 10.6%
Florida 4.4%
[e] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.72%, 9/01/28	44,000,000	44,000,000

Idaho 1.0%
Idaho State GO, TAN, 4.00%, 6/28/19	10,000,000	10,075,601

Ohio 0.2%
Dublin City School District GO, Delaware and Union Counties, School Facilities Construction and Improvement, Series A, 3.00%, 12/01/19	2,415,000	2,439,609

Pennsylvania 1.3%
[e] Pennsylvania State Turnpike Commission Turnpike Revenue,
Refunding, Series A-2, Weekly VRDN and Put, 2.44%, (MUNIPSA + 0.70%), 12/01/19	3,000,000	3,002,010
Refunding, Series B, Weekly VRDN and Put, 2.89%, (MUNIPSA + 1.15%), 12/01/19	5,000,000	5,008,900
[e] University of Pittsburgh of the Commonwealth System of Higher Education Revenue, Pitt Asset Notes, Higher Education, Weekly VRDN and Put, 1.98%, 9/15/21	5,000,000	4,992,450

		13,003,360

Tennessee 3.7%
[e] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.71%, 6/01/42	37,800,000	37,800,000

Total Short Term Investments (Cost $107,317,545)		107,318,570

Total Investments (Cost $1,004,625,275) 100.4%		1,012,351,404
Other Assets, less Liabilities (0.4)%		(4,221,685)

Net Assets 100.0%		$1,008,129,719

See Abbreviations on page 139.

aSee Note 3(f) regarding investments in affiliated management investment companies.

bThe maturity date shown represents the mandatory put date.

cThe coupon rate shown represents the rate at period end.

dSecurity purchased on a when-issued basis. See Note 1(b).

eVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin High Yield Tax-Free Income Fund

Year Ended February 28,
2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.97

Income from investment operations[b]:

Net investment income[c]	0.20

Net realized and unrealized gains (losses)	(0.04)

Total from investment operations	0.16

Less distributions from net investment income	(0.20)

Net asset value, end of year	$ 9.93

Total return[d]	1.68%

Ratios to average net assets[e]

Expenses[f]	0.81%

Net investment income	4.23%

Supplemental data

Net assets, end of year (000’s)	$343,683

Portfolio turnover rate	6.16%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.94	$10.25	$10.57	$10.68	$10.15

Income from investment operations[b]:

Net investment income[c]	0.43	0.43	0.46	0.45	0.46

Net realized and unrealized gains (losses)	(0.01)	(0.30)	(0.33)	(0.11)	0.54

Total from investment operations	0.42	0.13	0.13	0.34	1.00

Less distributions from net investment income	(0.44)	(0.44)	(0.45)	(0.45)	(0.47)

Net asset value, end of year	$ 9.92	$ 9.94	$10.25	$10.57	$10.68

Total return[d]	4.33%	1.30%	1.21%	3.30%	9.99%

Ratios to average net assets

Expenses	0.66%[e]	0.66%	0.64%	0.67%	0.65%

Net investment income	4.38%	4.22%	4.36%	4.32%	4.39%

Supplemental data

Net assets, end of year (000’s)	$4,174,968	$4,608,917	$5,030,901	$5,117,876	$5,244,428

Portfolio turnover rate	6.16%	6.98%	12.26%	11.81%	8.29%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.13	$10.44	$10.76	$10.86	$10.31

Income from investment operations[b]:

Net investment income[c]	0.39	0.38	0.41	0.40	0.41

Net realized and unrealized gains (losses)	(0.01)	(0.30)	(0.34)	(0.11)	0.55

Total from investment operations	0.38	0.08	0.07	0.29	0.96

Less distributions from net investment income	(0.39)	(0.39)	(0.39)	(0.39)	(0.41)

Net asset value, end of year	$10.12	$10.13	$10.44	$10.76	$10.86

Total return[d]	3.77%	0.71%	0.62%	2.78%	9.43%

Ratios to average net assets

Expenses	1.21% [e]	1.21%	1.19%	1.22%	1.20%

Net investment income	3.83%	3.67%	3.81%	3.77%	3.84%

Supplemental data

Net assets, end of year (000’s)	$558,728	$870,227	$1,025,186	$1,062,643	$1,100,883

Portfolio turnover rate	6.16%	6.98%	12.26%	11.81%	8.29%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019		2018[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.98		$10.31

Income from investment operations[b]:

Net investment income[c]	0.45		0.27

Net realized and unrealized gains (losses)	(0.01)		(0.34)

Total from investment operations	0.44		(0.07)

Less distributions from net investment income	(0.45)		(0.26)

Net asset value, end of year	$ 9.97		$ 9.98

Total return[d]	4.55%		(0.68)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.52%		0.52%

Expenses net of waiver and payments by affiliates	0.52%	[e]	0.51%

Net investment income	4.52%		4.37%

Supplemental data

Net assets, end of year (000’s)	$90,752		$152,255

Portfolio turnover rate	6.16%		6.98%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.98	$10.30	$10.61	$10.72	$10.18

Income from investment operations[b]:

Net investment income[c]	0.45	0.44	0.47	0.46	0.47

Net realized and unrealized gains (losses)	(0.01)	(0.31)	(0.32)	(0.11)	0.55

Total from investment operations	0.44	0.13	0.15	0.35	1.02

Less distributions from net investment income	(0.45)	(0.45)	(0.46)	(0.46)	(0.48)

Net asset value, end of year	$ 9.97	$ 9.98	$10.30	$10.61	$10.72

Total return	4.52%	1.29%	1.39%	3.39%	10.16%

Ratios to average net assets

Expenses	0.56% [d]	0.56%	0.54%	0.57%	0.55%

Net investment income	4.48%	4.32%	4.46%	4.42%	4.49%

Supplemental data

Net assets, end of year (000’s)	$994,336	$1,070,254	$1,898,648	$2,167,363	$2,194,757

Portfolio turnover rate	6.16%	6.98%	12.26%	11.81%	8.29%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin High Yield Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 96.9%
Alabama 2.7%
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	$6,000,000	$6,411,840
Cullman County Health Care Authority Revenue, Regional Medical Center, Series A, 7.00%, 2/01/36	5,000	5,008
Jefferson County Sewer Revenue,
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/28	7,350,000	4,655,490
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/29	13,465,000	7,846,459
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/30	19,050,000	10,187,940
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/31	24,845,000	12,165,851
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/32	30,825,000	13,869,709
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/33	35,700,000	14,803,005
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/34	28,020,000	10,671,417
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/35	15,000,000	5,256,450
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/36	12,425,000	3,991,407
Capital Appreciation, wts., sub. lien, Refunding, Series F, zero cpn. to 9/30/23, 7.50% thereafter,
10/01/39	75,000,000	66,352,500
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.25%, 3/01/33	5,500,000	5,527,500
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,116,100
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,250,000	3,494,302

		168,354,978

Arizona 2.0%
Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,572,300
La Paz County IDA Education Facility Lease Revenue,
Charter School Solutions-Harmony Public Schools Project, Series A, 5.00%, 2/15/38	1,000,000	1,070,280
Charter School Solutions-Harmony Public Schools Project, Series A, 5.00%, 2/15/48	1,000,000	1,054,390
Maricopa County IDA Education Revenue,
Benjamin Franklin Charter School Projects, Series A, 6.00%, 7/01/38	5,000,000	5,334,050
Benjamin Franklin Charter School Projects, Series A, 6.00%, 7/01/52	10,000,000	10,516,500
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 4/01/40	20,000,000	20,072,400
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	15,000,000	15,626,850
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	15,405,000	16,050,162
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25	6,000,000	6,972,600
5.50%, 12/01/29	11,105,000	13,626,501
Tempe IDAR,
Mirabella at ASU Project, Series A, 6.00%, 10/01/37	1,200,000	1,311,660
Mirabella at ASU Project, Series A, 6.125%, 10/01/47	1,400,000	1,517,824
Mirabella at ASU Project, Series A, 6.125%, 10/01/52	1,400,000	1,513,750
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 6.00%, 7/01/24	250,000	253,585
Tucson, Pre-Refunded, 6.25%, 7/01/29	1,000,000	1,015,140
Tucson, Pre-Refunded, 6.50%, 7/01/39	1,500,000	1,523,880
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc. Project, Refunding, Series A, 6.375%, 12/01/37	15,095,000	14,357,911

		122,389,783

California 22.5%
Alvord USD, GO, Riverside County, Capital Appreciation, Election of 2007, Refunding, Series B, AGMC Insured, zero cpn., 8/01/41	30,750,000	12,358,425
Azusa Special Tax, CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	3,635,000	3,668,951
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	3,700,000	3,734,595

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	$5,000,000	$5,164,700
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/38	8,000,000	8,239,360
California State GO,
Various Purpose, 6.00%, 4/01/38	18,565,000	18,625,336
Various Purpose, 5.25%, 11/01/40	47,000,000	49,360,340
Various Purpose, Pre-Refunded, 6.00%, 4/01/38	10,160,000	10,195,560
Various Purpose, Refunding, 5.25%, 3/01/30	70,000,000	72,264,500
Various Purpose, Refunding, 5.50%, 3/01/40	60,000,000	61,949,400
Various Purpose, Refunding, 5.00%, 10/01/41	10,000,000	10,736,400
California State Municipal Finance Authority Revenue,
California Baptist University, Series A, 5.50%, 11/01/45	17,400,000	19,135,476
California Baptist University, Series A, 5.00%, 11/01/46	6,800,000	7,281,440
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	5,225,550
California State PCFA Solid Waste Disposal Revenue,
CalPlant I Project, Green Bonds, 7.50%, 7/01/32	24,500,000	25,263,175
CalPlant I Project, Green Bonds, 8.00%, 7/01/39	10,000,000	10,686,300
California State PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%, 8/01/40	6,000,000	6,310,920
California State Public Works Board Lease Revenue,
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre- Refunded, 6.00%, 11/01/29	7,365,000	7,584,624
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J, Pre- Refunded, 6.00%, 11/01/34	17,560,000	18,083,639
Various Capital Projects, Series A, 5.00%, 4/01/30	17,785,000	19,382,449
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.00%, 10/01/29	3,125,000	3,196,187
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,117,000
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/36	7,210,000	7,752,841
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	13,000,000	13,861,250
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	3,000,000	3,191,160
Centinela Valley UHSD, GO, Los Angeles County, Capital Appreciation, Election of 2010, Refunding, Series B, AGMC Insured, zero cpn., 8/01/37	8,400,000	3,272,388
Compton Community College District GO,
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/30	3,425,000	2,011,434
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/32	4,000,000	2,039,200
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/34	4,560,000	2,006,081
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/36	5,250,000	1,997,573
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/37	3,065,000	1,084,458
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/38	6,000,000	1,975,440
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter, 1/15/30	10,000,000	9,761,500
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter, 1/15/31	7,295,000	7,193,235
junior lien, Refunding, Series C, 6.25%, 1/15/33	17,580,000	20,274,838
junior lien, Refunding, Series C, 6.50%, 1/15/43	28,790,000	33,170,111
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Capital Appreciation, First Subordinate, Series B, zero cpn., 6/01/47	50,000,000	8,035,000
Asset-Backed, Refunding, Series A-2, 5.00%, 6/01/47	20,000,000	19,306,400
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	52,685,000	54,714,426
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	38,288,507

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29	$30,505,000	$37,750,548
Series B, 7.00%, 11/01/34	20,000,000	28,694,400
Series C, 6.50%, 11/01/39	20,000,000	27,917,800
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, 6.75%, 9/01/40	3,750,000	4,115,137
Palmdale Elementary School District Special Tax,
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/28	1,500,000	1,155,165
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/30	1,250,000	876,488
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/31	1,250,000	829,813
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn. to 8/01/25, 5.625%
thereafter, 8/01/34	2,500,000	2,217,975
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/32	4,000,000	2,379,880
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/33	5,500,000	3,115,915
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/41	5,000,000	1,854,250
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/42	7,000,000	2,471,490
senior lien, Series A, 5.75%, 6/01/44	6,065,000	6,613,215
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	11,173,600
Community Memorial Health System, 7.50%, 12/01/41	15,000,000	16,356,450
San Diego USD,
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	44,565,000	30,294,841
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	33,305,000	22,532,165
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/34	5,000,000	2,512,950
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/35	10,000,000	4,726,400
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%, 4/01/29	10,000,000	10,023,000
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	35,256,000	36,129,644
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	35,256,000	36,159,611
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/24	52,700,000	48,636,303
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	45,200,000	40,884,756
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/26	131,900,000	116,322,610
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/27	139,100,000	118,856,777
junior lien, Refunding, Series B, 5.25%, 1/15/44	20,000,000	21,572,400
junior lien, Refunding, Series B, 5.25%, 1/15/49	25,000,000	26,885,250
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project, 6.50%, 5/01/42	10,000,000	10,984,600
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to 9/01/28, 6.70% thereafter, 9/01/41	20,000,000	18,182,200
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42	40,000,000	36,154,400
San Ysidro School District GO,
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/42	10,000,000	3,325,200
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/43	12,500,000	3,932,875
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Revenue,
Santa Clara County Tobacco Securitization Corp., Asset-Backed, Turbo Capital Appreciation, Series
A, zero cpn., 6/01/36	15,000,000	5,440,050
Santa Clara County Tobacco Securitization Corp., Asset-Backed, Turbo Capital Appreciation, Series
C, zero cpn., 6/01/56	60,000,000	4,415,400
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway Environmental Center, Series A, 6.00%, 9/01/36	7,740,000	7,899,521

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%, 11/01/27	$9,855,000	$11,571,544
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, First Subordinate Capital Appreciation, Series B, zero cpn., 6/01/46	50,000,000	7,321,500

		1,385,786,292

Colorado 3.9%
9th Avenue Metropolitan District No. 2 GO, In the City and County of Denver, Limited Tax, 5.00%, 12/01/48	2,475,000	2,501,730
Banning Lewis Ranch Regional Metropolitan District GO, In the City of Colorado Springs, El Paso County, Limited Tax, Series A, 5.375%, 12/01/48	2,245,000	2,279,595
Bradburn Metropolitan District No. 2 GO,
Westminster Adams County, Refunding and Improvement, Series A, 5.00%, 12/01/38	600,000	614,838
Westminster Adams County, Refunding and Improvement, Series A, 5.00%, 12/01/47	2,400,000	2,435,712
Brighton Crossing Metropolitan District No. 4 GO,
Adams County, Limited Tax, Series A, 5.00%, 12/01/37	525,000	536,104
Adams County, Limited Tax, Series A, 5.00%, 12/01/47	1,220,000	1,238,739
Colorado Health Facilities Authority Revenue,
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45	14,000,000	14,816,480
Frasier Meadows Retirement Community Project, Refunding and Improvement, Series A, 5.25%,
5/15/47	4,250,000	4,526,165
Copperleaf Metropolitan District No. 2 GO, Refunding, 5.75%, 12/01/45	2,000,000	2,088,180
Copperleaf Metropolitan District No. 6 GO, Arapahoe County, Limited Tax, Series A, 5.25%, 12/01/48	3,850,000	3,855,737
Cornerstar Metropolitan District GO,
City of Aurora, Arapahoe County, Limited Tax, Refunding, Series A, 5.125%, 12/01/37	1,000,000	1,025,980
City of Aurora, Arapahoe County, Limited Tax, Refunding, Series A, 5.25%, 12/01/47	2,600,000	2,662,010
Denver Health and Hospital Authority Healthcare Revenue,
Refunding, Series A, 4.00%, 12/01/35	5,000,000	5,059,100
Refunding, Series A, 4.00%, 12/01/36	5,000,000	5,047,050
E-470 Public Highway Authority Revenue,
Current Interest, Senior, Series C, 5.375%, 9/01/26	5,000,000	5,218,900
senior bond, Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28	15,000,000	11,285,850
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29	10,000,000	5,770,600
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30	17,300,000	9,410,508
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31	10,000,000	5,133,300
Leyden Rock Metropolitan District No. 10 GO, Refunding and Improvement, Series A, 5.00%, 12/01/45	1,250,000	1,258,588
The Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40	3,000,000	3,088,380
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23	2,465,000	2,754,785
6.25%, 11/15/28	12,500,000	15,681,750
6.50%, 11/15/38	80,100,000	112,381,902
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/25	1,115,000	1,156,578
Sierra Ridge Metropolitan District No. 2 GO, Douglas County, Limited Tax, Senior, Series A, 5.50%, 12/01/46	1,500,000	1,524,930
South Aurora Regional Improvement Authority Special Revenue, In the City of Aurora, 6.25%, 12/01/57	2,815,000	2,842,869
Southglenn Metropolitan District Special Revenue,
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/30	3,470,000	3,604,705
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/36	810,000	820,830
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/46	4,200,000	4,199,664
[a] Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 6/01/31	3,000,000	2,400,000

		237,221,559

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut 0.4%

Connecticut State Health and Educational Facilities Authority Revenue,
Church Home of Hartford Inc. Project, Series A, 5.00%, 9/01/46	$1,490,000	$1,515,121
Church Home of Hartford Inc. Project, Series A, 5.00%, 9/01/53	4,650,000	4,681,760
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/37	5,500,000	5,773,295
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/43	13,000,000	13,570,830

		25,541,006
District of Columbia 3.0%
District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36	1,500,000	1,621,425
American Society of Hematology Issue, 5.00%, 7/01/42	9,515,000	10,240,995
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/36	12,425,000	13,087,625
Assn. of American Medical Colleges Issue, Series B, 5.00%, 10/01/41	5,010,000	5,229,939
Center for Strategic and International Studies Inc. Issue, Pre-Refunded, 6.375%, 3/01/31	4,965,000	5,363,888
Center for Strategic and International Studies Inc. Issue, Pre-Refunded, 6.625%, 3/01/41	5,500,000	6,029,375
Deed Tax, Series A, 5.00%, 6/01/40	13,000,000	13,411,580
The Methodist Home of the District of Columbia Issue, Series A, 5.125%, 1/01/35	1,565,000	1,495,420
The Methodist Home of the District of Columbia Issue, Series A, 5.25%, 1/01/39	1,015,000	965,701
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33	16,380,000	17,758,705
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46	175,000,000	26,839,750
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital Improvement Projects, Convertible Capital Appreciation, second senior lien, Series C, Assured Guaranty, 6.50%, 10/01/41	60,145,000	74,971,945
Washington Convention and Sports Authority Dedicated Tax Revenue, Convention Center Hotel Project, senior lien, Series A, 5.00%, 10/01/40	10,000,000	10,404,400

		187,420,748
Florida 5.8%
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project, Series B, Pre-Refunded, 7.00%, 4/01/39	6,500,000	6,526,260
Brooks of Bonita Springs CDD Capital Improvement Revenue, Lee County, 6.85%, 5/01/31	885,000	885,991
Cape Coral Health Facilities Authority Revenue, Senior Housing, Gulf Care Inc. Project, Refunding, 6.00%, 7/01/45	5,250,000	5,572,140
Capital Trust Agency Retirement Facility Revenue, Sarasota-Manatee Jewish Housing Council Inc.
Project ACCD Investments, Refunding, 5.00%, 7/01/46	3,250,000	3,269,565
Capital Trust Agency Revenue, Provision Cares Proton Therapy Center Orlando Project, senior, 7.50%, 6/01/48	10,000,000	10,282,900
Capital Trust Agency Student Housing Revenue, University Bridge LLC Student Housing Project, Series
A, 5.25%, 12/01/43	31,755,000	31,708,638
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	490,000	491,054
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33	5,500,000	5,885,000
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38	12,000,000	12,744,120
Hodges University Inc. Project, 6.125%, 11/01/43	10,035,000	10,874,829
Escambia County Environmental Improvement Revenue, International Paper Co. Projects, Series A, 9.50%, 3/01/33	7,975,000	8,017,427
Florida State Board of Education GO, Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	5,000,000	5,890,300
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43	38,210,000	38,342,207
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%, 5/01/33	2,200,000	2,204,268
Indigo CDD Capital Improvement Revenue,
Refunding, Series A, 7.00%, 5/01/31	665,000	665,452
[b] Refunding, Series C, 7.00%, 5/01/30	4,123,752	1,855,688

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)

Lakeland Retirement Community Revenue,
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.25%, 1/01/28	$1,230,000	$1,232,386
first mortgage, Carpenters Estates, Accredited Investors, Refunding, 6.375%, 1/01/43	2,250,000	2,253,802
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center, 5.50%, 11/15/42	3,800,000	4,052,358
Martin Memorial Medical Center, 5.00%, 11/15/45	7,500,000	7,943,700
Miami World Center CDD Special Assessment,
5.125%, 11/01/39	2,000,000	2,045,480
5.25%, 11/01/49	2,500,000	2,560,975
Miami-Dade County Aviation Revenue, Miami International Airport, Series A, Pre-Refunded, 5.50%, 10/01/41	20,850,000	22,102,668
Miami-Dade County Educational Facilities Authority Revenue, University of Miami Issue, Refunding, Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	13,211,482
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	44,360,000	45,975,148
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Refunding, Series A, 5.00%, 5/01/31	7,985,000	8,824,463
North Sumter County Utility Dependent District Utility Revenue,
sub. bond, 6.00%, 10/01/30	3,780,000	4,016,968
sub. bond, 6.25%, 10/01/43	6,865,000	7,321,866
Northern Palm Beach County ID Special Assessment,
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/34	2,700,000	2,806,083
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/37	750,000	775,980
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/46	3,000,000	3,078,570
Water Control and Improvement, Unit of Development No. 2C, 5.20%, 8/01/46	6,000,000	6,199,380
Orange County Health Facilities Authority Revenue,
Presbyterian Retirement Communities Project, 5.00%, 8/01/41	1,800,000	1,927,080
Presbyterian Retirement Communities Project, 5.00%, 8/01/47	6,285,000	6,702,827
Palm Beach County Health Facilities Authority Revenue, Retirement Communities, ACTS Retirement- Life Communities Inc., Obligated Group, Refunding, 5.00%, 11/15/32	8,180,000	9,076,037
Pelican Marsh CDD Special Assessment Revenue,
Refunding, 4.875%, 5/01/22	625,000	629,169
Refunding, 5.375%, 5/01/31	1,285,000	1,339,227
River Place St. Lucie CDD Special Assessment Revenue,
Series A, 7.625%, 5/01/21	600,000	529,824
Series A, 7.625%, 5/01/30	1,590,000	1,214,044
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37	6,330,000	6,314,871
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31	1,800,000	1,999,206
5.00%, 5/01/32	5,310,000	5,677,452
5.125%, 5/01/43	8,400,000	9,038,820
6.00%, 5/01/44	7,600,000	8,548,100
Village CDD No. 6 Special Assessment Revenue, Refunding, 4.00%, 5/01/35	3,655,000	3,704,160
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31	6,835,000	7,396,290
7.00%, 5/01/41	6,060,000	6,681,817
Refunding, 5.00%, 5/01/22	775,000	799,599
Refunding, 5.25%, 5/01/31	1,880,000	1,976,124
Refunding, 5.50%, 5/01/42	1,880,000	1,978,756
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	295,000	296,195

		355,446,746
Georgia 1.6%
Atlanta Water and Wastewater Revenue,
Refunding, Series B, AGMC Insured, 5.25%, 11/01/34	10,600,000	10,833,730
Series A, Pre-Refunded, 6.25%, 11/01/34	30,000,000	30,919,200
[b] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28	1,470,000	15

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)

Forsyth County Hospital Authority Revenue, Anticipation Certificates, Georgia Baptist Health Care System Project, ETM, 6.375%, 10/01/28	$8,000,000	$9,801,360
Main Street Natural Gas Inc. Gas Supply Revenue, Series A, 5.00%, 5/15/49	11,500,000	13,021,680
Main Street Natural Gas Inc. Revenue,
Gas Project, Series A, 5.50%, 9/15/25	5,000,000	5,921,950
Gas Project, Series A, 5.50%, 9/15/27	4,000,000	4,877,160
Gas Project, Series A, 5.50%, 9/15/28	10,000,000	12,330,200
Richmond County Development Authority Environmental Improvement Revenue, International Paper Co. Project, Series A, 6.25%, 11/01/33	7,000,000	7,179,340
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A, 6.25%, 11/01/33	4,865,000	4,989,641

		99,874,276

Hawaii 0.1%
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co. Inc. and Subsidiary Projects, 6.50%, 7/01/39	7,500,000	7,623,825

Idaho 0.2%
Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%, 2/01/36	13,305,000	14,269,080

Illinois 5.1%
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn., 1/01/35	19,800,000	9,294,120
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Pre-Refunded, 5.50%, 11/01/40	3,570,000	3,792,625
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23	5,000	5,019
Bureau County Township High School District No. 502 GO, Hall, School Building, Series A, BAM Insured, Pre-Refunded, 6.625%, 10/01/43	5,250,000	6,412,192
Chicago O’Hare International Airport Revenue,
Passenger Facility Charge, Series B, 5.00%, 1/01/35	12,555,000	12,818,655
Passenger Facility Charge, Series B, 5.00%, 1/01/40	20,430,000	20,842,073
Chicago Transit Authority Sales Tax Receipts Revenue, 5.25%, 12/01/36	11,000,000	11,631,180
Cook County GO, Refunding, Series C, 5.00%, 11/15/29	34,555,000	37,004,949
Illinois State Finance Authority Education Revenue,
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/25	2,750,000	3,008,033
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/32	3,750,000	4,027,050
Illinois State Finance Authority MFHR,
Better Housing Foundation Blue Station Project, Series A-1, 5.00%, 12/01/43	3,000,000	2,966,190
Better Housing Foundation Blue Station Project, Series A-1, 5.00%, 12/01/53	3,075,000	2,985,979
Better Housing Foundation ERNST Portfolio Project, Series A-1, 5.10%, 12/01/43	1,600,000	885,120
Better Housing Foundation ERNST Portfolio Project, Series A-1, 5.25%, 12/01/53	2,600,000	1,433,354
Windy City Portfolio Project, Series A-1, 4.375%, 12/01/42	2,815,000	2,645,959
Illinois State Finance Authority Revenue,
OSF Healthcare System, Series A, 5.00%, 11/15/45	15,750,000	16,873,762
Plymouth Place Inc., Refunding, 5.00%, 5/15/37	2,500,000	2,549,175
Plymouth Place Inc., Refunding, 5.25%, 5/15/45	1,100,000	1,136,300
Riverside Health System, Pre-Refunded, 6.25%, 11/15/35	3,035,000	3,131,301
Riverside Health System, Refunding, 6.25%, 11/15/35	1,965,000	2,021,631
Roosevelt University Project, Pre-Refunded, 6.50%, 4/01/39	12,000,000	12,332,160
Rosalind Franklin University, Refunding, Series A, 5.00%, 8/01/47	1,525,000	1,631,186
Rosalind Franklin University Research Building Project, Series C, 5.00%, 8/01/46	1,900,000	2,032,658
Westminster Village, Refunding, Series A, 5.00%, 5/01/48	4,030,000	4,038,544
Westminster Village, Refunding, Series A, 5.50%, 5/01/53	8,310,000	8,568,607
Illinois State Finance Authority Student Housing Revenue,
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/35	5,335,000	5,246,973
CHF-Cook LLC, Northeastern Illinois University Project, Series A, 5.00%, 7/01/47	10,000,000	9,505,700
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	15,901,200

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois State Finance Authority Student Housing Revenue, (continued)
CHF-Normal LLC, Illinois State University Project, Pre-Refunded, 7.00%, 4/01/43	$7,500,000	$ 8,292,300
Illinois State Finance Authority Water Facility Revenue,
American Water Capital Corp. Project, 5.25%, 10/01/39	15,350,000	15,529,288
American Water Capital Corp. Project, 5.25%, 5/01/40	10,415,000	10,703,183
Illinois State Financing Authority Revenue, Westminster Village, Refunding, Series A, 5.25%, 5/01/48	10,000,000	10,203,300
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project, Capital Appreciation, Refunding, Series B-1, AGMC Insured, zero cpn., 6/15/45	18,100,000	5,553,623
McCormick Place Expansion Project, Capital Appreciation, Series A, NATL Insured, zero cpn., 6/15/35	10,000,000	4,844,100
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention Center, ETM, 7.00%, 7/01/26	6,875,000	8,262,100
Railsplitter Tobacco Settlement Authority Revenue, Pre-Refunded, 6.00%, 6/01/28	24,650,000	26,970,797
Upper Illinois River Valley Development Authority MFHR,
Prairie View and Timber Oaks Apartments, Series A1, 5.00%, 12/01/54	11,000,000	11,041,250
Prairie View and Timber Oaks Apartments, Sub Series B, 6.00%, 12/01/54	5,530,000	5,578,111
Village of Hillside Revenue, Tax Increment, Cook County, Refunding, 5.00%, 1/01/30	2,690,000	2,724,567

		314,424,314

Indiana 0.9%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project, Series A, 5.00%, 6/01/32	10,000,000	10,031,900
Indiana Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41	5,000,000	5,274,850
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	13,320,500
Greencroft Obligated Group, Series A, 7.00%, 11/15/43	5,000,000	5,512,400
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/40	12,500,000	13,236,375
Jasper County PCR, Northern Indiana Public Service Co. Project, Refunding, Series C, NATL Insured, 5.85%, 4/01/19	5,000,000	5,013,700

		52,389,725

Iowa 0.8%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University Project, Pre-Refunded, 6.00%, 9/01/39	11,000,000	11,698,830
Iowa State Finance Authority Senior Housing Revenue,
Northcrest Inc. Project, Series A, 5.00%, 3/01/38	1,000,000	1,019,790
Northcrest Inc. Project, Series A, 5.00%, 3/01/48	1,750,000	1,768,375
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation, Asset-Backed, Refunding, Series B, 5.60%, 6/01/34	35,850,000	36,007,740

		50,494,735

Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue,
Adventist Health System/Sunbelt Obligated Group, Series C, Pre-Refunded, 5.75%, 11/15/38	6,110,000	6,284,929
Adventist Health System/Sunbelt Obligated Group, Series C, Pre-Refunded, 5.75%, 11/15/38	140,000	143,811
Wyandotte County/Kansas City Unified Government Revenue, Kansas Community ID Sales Tax, Legends Apartments Garage and West Lawn Project, 4.50%, 6/01/40	2,000,000	1,999,880

		8,428,620

Kentucky 1.4%
Kentucky Economic Development Finance Authority Revenue,
Hospital, Owensboro Health Inc., Refunding, Series A, 5.25%, 6/01/41	10,000,000	10,835,200
Hospital, Owensboro Medical Health System Inc., Series A, Pre-Refunded, 6.50%, 3/01/45	18,330,000	19,410,554
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue,
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.60% thereafter, 7/01/39	10,000,000	9,767,000
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.75% thereafter, 7/01/43	5,000,000	4,884,450

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Louisville/Jefferson County Metro Government Revenue,
College Improvement, Bellarmine University Inc. Project, 5.625%, 5/01/29	$430,000	$436,209
College Improvement, Bellarmine University Inc. Project, Pre-Refunded, 5.625%, 5/01/29	5,125,000	5,261,120
College Improvement, Bellarmine University Inc. Project, Pre-Refunded, 6.125%, 5/01/39	5,000,000	5,145,750
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31	10,500,000	10,578,225
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	8,000,000	8,077,040
American Water Co. Project, Series A, 5.375%, 6/01/40	10,000,000	10,414,900

		84,810,448

Louisiana 1.4%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	13,990,000	14,057,851
Louisiana Local Government Environmental Facilities and CDA Revenue,
Tangipahoa Parish Gomesa Project, Green Bonds, 5.375%, 11/01/38	2,575,000	2,612,595
Terrebonne Parish Gomesa Project, 5.50%, 11/01/39	2,270,000	2,315,287
Westlake Chemical Corp. Projects, Series A, 6.50%, 8/01/29	9,000,000	9,518,850
Westlake Chemical Corp. Projects, Series A-2, 6.50%, 11/01/35	8,000,000	8,500,960
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39	10,000,000	10,165,600
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/41	2,000,000	2,114,620
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/45	7,405,000	7,806,129
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 6.50%, 5/15/37	5,000,000	5,514,150
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	15,500,000	17,177,100
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47	60,000	72,008
St. Tammany Public Trust Financing Authority Revenue,
Christwood Project, Refunding, 5.25%, 11/15/29	1,200,000	1,279,452
Christwood Project, Refunding, 5.25%, 11/15/37	1,650,000	1,731,758
Tobacco Settlement FICO Revenue, Tobacco Settlement, Asset-Backed, Refunding, Series A, 5.25%, 5/15/35	1,000,000	1,083,960

		83,950,320

Maine 0.3%
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36	4,250,000	4,595,653
Maine General Medical Center Issue, 7.00%, 7/01/41	10,000,000	10,830,300
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20	4,800,000	4,823,232

		20,249,185

Maryland 0.5%
Baltimore Special Obligation Revenue,
Mayor and City Council of Baltimore, Harbor Point Project, Refunding, 5.00%, 6/01/36	1,250,000	1,278,862
Mayor and City Council of Baltimore, Harbor Point Project, Refunding, 5.125%, 6/01/43	2,500,000	2,565,950
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%, 7/01/40	6,920,000	7,080,475
Maryland EDC Revenue, Economic Development, Transportation Facilities Project, Series A, Pre- Refunded, 5.75%, 6/01/35	13,070,000	13,730,558
Maryland State Health and Higher Educational Facilities Authority Revenue, Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	3,000,000	3,049,170
Prince George’s County Special Obligation,
Westphalia Town Center Project, 5.125%, 7/01/39	1,500,000	1,542,675
Westphalia Town Center Project, 5.25%, 7/01/48	2,125,000	2,167,224

		31,414,914

franklintempleton.com	Annual Report	85

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts 1.4%
Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A, 7.00%, 3/01/21	$715,000	$750,657
Massachusetts Development Finance Agency Revenue,
North Hill Communities Issue, Series A, Pre-Refunded, 6.25%, 11/15/28	2,067,000	2,398,940
North Hill Communities Issue, Series A, Pre-Refunded, 6.25%, 11/15/33	2,000,000	2,382,180
North Hill Communities Issue, Series A, Pre-Refunded, 6.50%, 11/15/43	4,125,000	4,955,156
Massachusetts State Development Finance Agency Revenue,
Linden Ponds Inc. Facility, 5.00%, 11/15/38	3,000,000	3,076,290
Linden Ponds Inc. Facility, 5.125%, 11/15/46	5,000,000	5,116,650
[c] Massachusetts State Development Finance Agency Solid Waste Disposal Revenue, Mandatory Put,
Pre-Refunded, 5.75%, 5/01/19	3,700,000	3,724,864
Massachusetts State Educational Financing Authority Education Loan Revenue, Issue K, Refunding, 5.25%, 7/01/29	5,500,000	5,876,970
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A, 5.125%, 7/01/41	10,340,000	10,929,897
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%, 1/01/34	35,000,000	44,948,750

		84,160,354

Michigan 4.2%
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%, 5/01/29	15,900,000	19,136,604
Detroit Sewage Disposal System Revenue,
second lien, Series B, NATL Insured, 5.50%, 7/01/29	5,000,000	5,977,500
second lien, Series B, NATL Insured, 5.00%, 7/01/36	15,000	15,034
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series A, 5.25%, 7/01/39	12,000,000	12,942,960
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35	4,615,000	5,098,052
Michigan Finance Authority Revenue,
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.00%, 7/01/24	3,000,000	3,074,760
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.75%, 7/01/44	5,505,000	5,608,714
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	27,525,000	29,298,436
Hospital, Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39	75,000	81,601
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B, 5.00%, 7/01/39	5,600,000	5,971,392
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B, 5.00%, 7/01/44	5,000,000	5,298,650
Local Government Loan Program, senior lien, Refunding, Series C-1, 5.00%, 7/01/44	10,000,000	10,588,600
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%, 7/01/32	10,000,000	11,107,600
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%, 7/01/33	3,000,000	3,319,650
Local Government Loan Program, senior lien, Refunding, Series D-1, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,503,050
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/29	11,000,000	12,290,190
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/30	9,000,000	10,030,320
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/34	10,000,000	10,988,200
Local Government Loan Program, senior lien, Series C-6, 5.00%, 7/01/33	10,000,000	11,008,400
Michigan Hospital Finance Authority Revenue,
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/34	4,065,000	4,109,634
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34	26,810,000	28,894,477
Trinity Health Credit Group, Series C, Pre-Refunded, 5.00%, 12/01/34	2,050,000	2,260,392

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan State Building Authority Revenue, Facilities Program, Refunding, Series II-A, 5.375%, 10/15/41	$10,000,000	$10,823,400
Michigan Tobacco Settlement Finance Authority Revenue,
First Subordinate, Capital Appreciation, Series B, zero cpn., 6/01/52	150,000,000	7,276,500
Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/34	2,500,000	2,484,925
Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/48	5,000,000	4,926,250
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated Group, Series W, Pre-Refunded, 6.00%, 8/01/39	33,120,000	33,700,262

		261,815,553

Minnesota 0.2%
Apple Valley Senior Housing Revenue, PHS Apple Valley Senior Housing Inc. - Orchard Path Project, Refunding, 5.00%, 9/01/58	6,000,000	6,263,340
Minneapolis Senior Housing and Healthcare Revenue,
Ecumen - Abiitan Mill City Project, 5.25%, 11/01/45	2,800,000	2,863,728
Ecumen - Abiitan Mill City Project, 5.375%, 11/01/50	1,000,000	1,000,620

		10,127,688

Mississippi 1.2%
Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding, Series B, 6.70%, 4/01/22	18,875,000	20,967,483
Mississippi Hospital Equipment and Facilities Authority Revenue, Baptist Memorial Health Care, Series A, 5.00%, 9/01/41	40,000,000	43,118,400
Warren County Gulf Opportunity Zone Revenue, International Paper Co. Project, Series A, 5.80%, 5/01/34	7,000,000	7,270,900

		71,356,783

Missouri 0.5%
Cape Girardeau County IDA Health Facilities Revenue, Southeast Health, Refunding, Series A, 6.00%, 3/01/33	5,140,000	5,811,335
Kirkwood IDA Retirement Community Revenue,
Aberdeen Heights, Refunding, Series A, 5.25%, 5/15/42	1,000,000	1,048,780
Aberdeen Heights, Refunding, Series A, 5.25%, 5/15/50	3,500,000	3,651,235
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	7,000,000	7,098,840
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	3,000,000	3,045,090
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, Pre-Refunded, 5.00%, 9/01/42	7,000,000	7,759,780
Stoddard County IDA Health Facilities Revenue, Southeast Health, Refunding, Series B, 6.00%, 3/01/37	4,150,000	4,652,192

		33,067,252

Montana 0.1%
Montana State Facility Finance Authority Health Care Facilities Revenue, Kalispell Regional Medical Center Obligated Group, Series B, 5.00%, 7/01/48	5,765,000	6,248,856

Nevada 0.9%
Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26	1,295,000	1,302,899
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31	1,010,000	1,015,131
Local ID No. 142, Mountain’s Edge, Refunding, 5.00%, 8/01/21	1,155,000	1,222,406
Local ID No. 159, Summerlin Village 16A, 5.00%, 8/01/35	2,425,000	2,487,686
Director of the State of Nevada Department of Business and Industry Charter School Lease Revenue,
Somerset Academy, Series A, 5.00%, 12/15/38	1,000,000	1,013,700
Somerset Academy, Series A, 5.00%, 12/15/48	1,500,000	1,511,040

franklintempleton.com	Annual Report	87

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Nevada (continued)
Director of the State of Nevada Department of Business and Industry Environmental Improvement Revenue,
Green Fulcrum Sierra Biofuels LLC Project, 5.875%, 12/15/27	$11,885,000	$12,539,032
Green Fulcrum Sierra Biofuels LLC Project, 6.25%, 12/15/37	9,000,000	9,593,190
Henderson Local ID Special Assessment,
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.00%, 3/01/19	710,000	710,000
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%, 3/01/22	1,075,000	1,043,298
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%, 3/01/25	1,130,000	1,065,500
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/32	1,750,000	1,696,677
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/35	2,500,000	2,369,525
Las Vegas Special ID No. 610, Local Improvement, Skye Canyon, 5.00%, 6/01/48	8,185,000	8,190,402
Las Vegas Special ID No. 812 Special Assessment,
Local Improvement, Summerlin Village 24, 5.00%, 12/01/27	1,495,000	1,566,282
Local Improvement, Summerlin Village 24, 5.00%, 12/01/30	1,730,000	1,781,727
Local Improvement, Summerlin Village 24, 5.00%, 12/01/35	1,095,000	1,108,666
Reno Sales Tax Revenue, Capital Appreciation, ReTRAC-Reno Transportation Rail Access Corridor Project, Subordinate, Refunding, Series C, zero cpn., 7/01/58	20,000,000	2,321,400

		52,538,561

New Hampshire 0.1%
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group, Series A, Pre-Refunded, 6.125%, 10/01/39	5,000,000	5,128,050

New Jersey 3.2%
Hudson County Improvement Authority Solid Waste System Revenue, Refunding, Series A, 5.75%, 1/01/40	5,000,000	5,159,200
New Jersey EDA Revenue,
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC, Series A, Pre-Refunded, 5.875%, 6/01/42	5,000,000	5,263,500
School Facilities Construction, Series AAA, 5.00%, 6/15/35	3,450,000	3,716,306
School Facilities Construction, Series AAA, 5.00%, 6/15/41	4,550,000	4,808,212
New Jersey EDA Special Facility Revenue,
Continental Airlines Inc. Project, 4.875%, 9/15/19	3,845,000	3,892,601
Continental Airlines Inc. Project, 5.125%, 9/15/23	19,800,000	21,379,050
Continental Airlines Inc. Project, 5.25%, 9/15/29	41,900,000	45,517,646
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/38	4,810,000	5,055,166
Transportation Program, Series AA, 5.25%, 6/15/41	2,500,000	2,663,525
Transportation Program, Series AA, 5.00%, 6/15/44	9,335,000	9,738,552
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/38	46,750,000	18,889,805
Transportation System, Series B, 5.25%, 6/15/36	17,500,000	18,187,225
Tobacco Settlement FICO Revenue,
Senior, Refunding, Series A, 5.00%, 6/01/46	16,500,000	17,427,630
Senior, Refunding, Series A, 5.25%, 6/01/46	11,000,000	11,887,810
Subordinate, Refunding, Series B, 5.00%, 6/01/46	25,000,000	25,349,250

		198,935,478

New Mexico 2.3%
Farmington PCR,
Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.90%, 6/01/40	58,000,000	60,444,700
Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.90%, 6/01/40	18,435,000	19,212,035
Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 5.90%, 6/01/40	53,520,000	55,775,868
Lower Petroglyphs Public ID Special Levy Revenue,
Albuquerque, Refunding, 5.00%, 10/01/33	500,000	517,245
Albuquerque, Refunding, 5.00%, 10/01/38	450,000	457,200
Albuquerque, Refunding, 5.00%, 10/01/48	1,205,000	1,214,146

88	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Mexico (continued)
New Mexico State Hospital Equipment Loan Council First Mortgage Revenue, Haverland Carter Lifestyle Group, 5.00%, 7/01/42	$5,000,000	$5,141,500

		142,762,694

New York 3.8%
Long Island Power Authority Electric System Revenue, General, Series A, Pre-Refunded, 6.00%, 5/01/33	12,500,000	12,589,000
MAC for City of Troy Revenue,
Capital Appreciation, Series C, NATL Insured, zero cpn., 7/15/21	428,010	408,655
Capital Appreciation, Series C, NATL Insured, zero cpn., 1/15/22	649,658	613,816
MTA Revenue,
Transportation, Refunding, Series D, 5.00%, 11/15/38	8,790,000	9,573,101
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/41	15,500,000	16,924,140
Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40	10,000,000	10,627,600
Transportation, Series E, 5.00%, 11/15/33	10,000,000	10,987,600
New York City GO,
Refunding, Series H, 6.125%, 8/01/25	5,000	5,018
Series F, 7.50%, 2/01/21	5,000	5,024
Series G, 7.50%, 2/01/22	5,000	5,024
New York City HDC, MFMR, 8 Spruce Street, Class F, 4.50%, 2/15/48	7,500,000	7,779,675
New York City IDA Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20	2,145,000	2,144,399
New York Liberty Development Corp. Revenue,
3 World Trade Center Project, Class 2, Refunding, 5.375%, 11/15/40	10,000,000	10,604,800
Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	65,000,000	79,868,100
Second Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49	18,500,000	19,174,510
New York Transportation Development Corp. Special Facilities Revenue, Laguardia Airport Terminal B Redevelopment Project, Series A, 5.25%, 1/01/50	41,785,000	44,663,987
Rockland Tobacco Asset Securitization Corp. Settlement Revenue, Asset-Backed, First Subordinate, Series A, zero cpn., 8/15/45	61,000,000	9,588,590

		235,563,039

North Carolina 0.6%
Columbus County Industrial Facilities and PCFA Revenue,
Environmental Improvement, International Paper Co. Projects, Series A, 6.25%, 11/01/33	1,300,000	1,333,306
Recovery Zone Facility, International Paper Co. Projects, Series B, 6.25%, 11/01/33	4,000,000	4,102,480
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	15,000,000	16,293,150
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/30	2,790,000	2,919,595
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/35	1,000,000	1,037,850
North Carolina State Medical Care Commission Retirement Facilities Revenue,
Galloway Ridge Project, first mortgage, Refunding, Series A, 5.25%, 1/01/41	2,720,000	2,790,802
United Church Homes and Services, first mortgage, Refunding, Series A, 5.00%, 9/01/37	2,100,000	2,192,085
United Church Homes and Services, first mortgage, Refunding, Series C, 5.00%, 9/01/41	2,120,000	2,185,402
United Church Homes and Services, first mortgage, Refunding, Series C, 5.00%, 9/01/46	3,160,000	3,247,374

		36,102,044

North Dakota 0.1%
Burleigh County Education Facilities Revenue,
University of Mary Project, 5.10%, 4/15/36	2,800,000	2,829,792
University of Mary Project, 5.20%, 4/15/46	5,430,000	5,421,855

		8,251,647

franklintempleton.com	Annual Report	89

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio 2.2%
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, Pre-Refunded, 6.00%, 6/01/45	$12,500,000	$13,170,000
Butler County Hospital Facilities Revenue, UC Health, Pre-Refunded, 5.50%, 11/01/40	10,000,000	10,615,100
Centerville Health Care Revenue,
Graceworks Lutheran Services, Improvement and Refunding, 5.25%, 11/01/47	2,700,000	2,794,743
Graceworks Lutheran Services, Improvement and Refunding, 5.25%, 11/01/50	2,500,000	2,578,775
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue,
Playhouse Square Foundation Project, Refunding, 5.25%, 12/01/38	700,000	769,979
Playhouse Square Foundation Project, Refunding, 5.50%, 12/01/43	700,000	775,047
Fairfield County Hospital Revenue, Fairfield Medical Center Project, Refunding and Improvement, 5.00%, 6/15/43	10,000,000	10,171,300
Hamilton County Healthcare Revenue,
Life Enriching Communities Project, Series A, Pre-Refunded, 6.50%, 1/01/41	4,970,000	5,397,668
Life Enriching Communities Project, Series A, Pre-Refunded, 6.625%, 1/01/46	2,500,000	2,720,725
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., Refunding, 5.00%, 8/15/45	6,000,000	6,454,680
Little Miami Local School District GO,
School Improvement, Pre-Refunded, 6.875%, 12/01/34	5,100,000	5,676,708
School Improvement, Refunding, 6.875%, 12/01/34	345,000	361,933
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	15,000,000	16,042,650
Ohio State Hospital Revenue, University Hospitals Health System Inc., Refunding, Series A, 5.00%, 1/15/46	6,000,000	6,481,740
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35	35,000,000	35,634,900
Southeastern Port Authority Hospital Facilities Revenue,
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/35	1,000,000	1,051,370
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/43	1,000,000	1,007,300
Memorial Health System Obligated Group Project, Refunding, 5.50%, 12/01/43	1,300,000	1,351,623
Memorial Health System Obligated Group Project, Refunding and Improvement, 6.00%, 12/01/42	14,000,000	14,714,000

		137,770,241

Oklahoma 0.1%
Tulsa County Industrial Authority Senior Living Community Revenue,
Montereau Inc. Project, Refunding, 5.25%, 11/15/37	1,250,000	1,358,563
Montereau Inc. Project, Refunding, 5.25%, 11/15/45	5,250,000	5,670,472

		7,029,035

Oregon 0.4%
Multnomah County Hospital Facilities Authority Revenue,
Mirabella South Waterfront Project, Refunding, Series A, 5.40%, 10/01/44	3,000,000	3,187,890
Mirabella South Waterfront Project, Refunding, Series A, 5.50%, 10/01/49	5,500,000	5,857,555
Oregon Health and Science University Revenue, Series A, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,066,850
Salem Hospital Facility Authority Revenue,
Capital Manor Inc., Refunding, 5.00%, 5/15/22	815,000	882,433
Capital Manor Inc., Refunding, 5.75%, 5/15/27	1,000,000	1,101,170
Capital Manor Inc., Refunding, 5.625%, 5/15/32	1,000,000	1,080,050
Capital Manor Inc., Refunding, 6.00%, 5/15/42	3,100,000	3,347,907
Capital Manor Inc., Refunding, 6.00%, 5/15/47	2,000,000	2,156,160
Yamhill County Hospital Authority, Friendsview Retirement Community, Refunding, Series A, 5.00%, 11/15/51	3,045,000	3,165,034

		25,845,049

Pennsylvania 2.2%
Allegheny County Higher Education Building Authority University Revenue,
Carlow University Project, Pre-Refunded, 6.75%, 11/01/31	1,215,000	1,371,747
Carlow University Project, Pre-Refunded, 7.00%, 11/01/40	2,000,000	2,268,700

90	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue, City Center Project, Subordinate, 5.375%, 5/01/42	$5,000,000	$5,091,900
Chester County IDA Revenue,
Renaissance Academy Charter School Project, 5.00%, 10/01/34	1,500,000	1,584,990
Renaissance Academy Charter School Project, 5.00%, 10/01/39	1,725,000	1,806,869
Renaissance Academy Charter School Project, 5.00%, 10/01/44	1,160,000	1,211,527
Chester County IDA Special Obligation Revenue,
Woodlands at Greystone Project, 5.00%, 3/01/38	525,000	529,541
Woodlands at Greystone Project, 5.125%, 3/01/48	1,000,000	1,009,680
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/42	12,000,000	12,878,640
Dallas Area Municipal Authority University Revenue,
Misericordia University Project, Refunding, 5.00%, 5/01/39	1,100,000	1,153,537
Misericordia University Project, Refunding, 5.00%, 5/01/48	4,000,000	4,148,160
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A, 6.20%, 7/01/19	495,000	496,173
Franklin County IDAR,
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/38	1,000,000	1,042,850
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/43	1,200,000	1,237,140
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/48	3,300,000	3,384,216
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/53	1,900,000	1,933,592
Lancaster County Hospital Authority Revenue,
Brethren Village Project, Refunding, 5.125%, 7/01/37	1,000,000	1,042,230
Brethren Village Project, Refunding, 5.25%, 7/01/41	1,000,000	1,046,580
[c] Pennsylvania State Economic Development Financing Authority Exempt Facilities Revenue, PPL Energy Supply LLC Project, Mandatory Put, Series B, 5.00%, 9/01/20	25,000,000	25,064,000
Pennsylvania State Turnpike Commission Turnpike Revenue,
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub Series B-2, zero cpn. to 11/30/28, 5.75% thereafter, 12/01/37	20,000,000	15,785,400
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub Series B-2, zero cpn. to 12/01/28, 5.875% thereafter, 12/01/40	25,075,000	19,540,195
Subordinate, Convertible Capital Appreciation, Series C, AGMC Insured, 6.25%, 6/01/33	5,000,000	6,121,700
Subordinate, Series B, Pre-Refunded, 5.75%, 6/01/39	20,000,000	20,201,600
Philadelphia IDAR, Senior Living Facilities, Wesley Enhanced Living Obligated Group, Refunding, Series A, 5.00%, 7/01/49	3,000,000	3,032,370

		132,983,337

Rhode Island 0.3%
Rhode Island State Health and Educational Building Corp. Revenue,
Hospital Financing, Care New England Issue, Series A, Pre-Refunded, 6.00%, 9/01/33	7,320,000	8,651,288
Hospital Financing, Lifespan Obligated Group Issue, Series A, Pre-Refunded, 7.00%, 5/15/39	8,200,000	8,287,002

		16,938,290

South Carolina 1.4%
South Carolina Jobs EDA Residential Care Facilities Revenue,
South Carolina Episcopal Home at Still Hopes, 5.00%, 4/01/47	2,000,000	2,018,440
South Carolina Episcopal Home at Still Hopes, 5.00%, 4/01/52	1,750,000	1,755,705
South Carolina Episcopal Home at Still Hopes, Refunding, Series A, 5.00%, 4/01/48	3,500,000	3,532,270
South Carolina Episcopal Home at Still Hopes, Refunding, Series A, 5.25%, 4/01/53	9,000,000	9,171,540
South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation LLC Project, Series A, Pre-Refunded, 6.50%, 4/01/42	10,000,000	10,511,200
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%, 12/01/43	52,890,000	56,609,225

		83,598,380

franklintempleton.com	Annual Report	91

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
South Dakota 0.2%
Sioux Falls Health Facilities Revenue,
Dow Rummel Village Project, 5.00%, 11/01/42	$3,000,000	$3,024,480
Dow Rummel Village Project, Refunding, 5.00%, 11/01/46	11,110,000	11,116,222

		14,140,702

Tennessee 1.2%
Johnson City Health and Educational Facilities Board Hospital Revenue,
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/27	19,365,000	14,929,834
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/28	19,400,000	14,327,676
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/29	19,365,000	13,707,322
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., 7/01/30	19,370,000	13,035,235
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/23	5,000,000	5,247,550
Refunding, Series B, 5.75%, 7/01/24	3,500,000	3,669,505
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	10,000,000	10,982,800
Nashville Metropolitan Development and Housing Agency Tax Increment Revenue, Fifth + Broadway Development Project, 5.125%, 6/01/36	900,000	949,050

		76,848,972

Texas 8.3%
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic Diocese of Austin, Series B, 6.125%, 4/01/45	10,000,000	10,355,600
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/35	3,000,000	1,662,330
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/37	2,500,000	1,245,625
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/38	2,405,000	1,139,224
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/39	2,545,000	1,150,289
senior lien, Pre-Refunded, 5.75%, 1/01/25	2,350,000	2,429,548
senior lien, Pre-Refunded, 5.75%, 1/01/31	2,500,000	2,677,375
senior lien, Pre-Refunded, 6.00%, 1/01/41	7,925,000	8,522,703
senior lien, Pre-Refunded, 6.25%, 1/01/46	24,340,000	26,284,523
Clifton Higher Education Finance Corp. Revenue, Education, Uplift Education, Series A, 5.00%, 12/01/45	3,855,000	4,050,641
Dallas/Fort Worth International Airport Revenue,
Joint Improvement, Series A, 5.00%, 11/01/42	12,000,000	12,478,200
Joint Improvement, Series A, 5.00%, 11/01/45	50,000,000	51,967,500
Joint Improvement, Series B, 5.00%, 11/01/44	11,385,000	12,218,837
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project, Series A, 7.25%, 8/15/38	15,000,000	18,221,400
Fort Worth Special Assessment Revenue,
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.00%, 9/01/27	1,965,000	2,019,725
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.00%, 9/01/32	1,270,000	1,274,356
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.125%, 9/01/37	1,650,000	1,637,345
Tarrant Denton Parker Johnson and Wise Counties, Fort Worth Public ID No. 17, Rock Creek Ranch Roadway Improvement Project, 5.00%, 9/01/27	1,605,000	1,639,138
Tarrant Denton Parker Johnson and Wise Counties, Fort Worth Public ID No. 17, Rock Creek Ranch Roadway Improvement Project, 5.00%, 9/01/32	1,550,000	1,563,873
Tarrant Denton Parker Johnson and Wise Counties, Fort Worth Public ID No. 17, Rock Creek Ranch Roadway Improvement Project, 5.00%, 9/01/37	2,000,000	1,973,880

92	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	$10,000,000	$ 9,627,100
First Tier Toll, Series A, 5.125%, 10/01/43	2,850,000	3,088,004
Harris County Cultural Education Facilities Finance Corp. Revenue,
Brazos Presbyterian Homes Inc. Project, first mortgage, Refunding, 5.00%, 1/01/48	5,000,000	5,126,550
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/43	3,000,000	3,569,130
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/48	5,250,000	6,245,978
Houston Airport System Revenue, Special Facilities, United Airlines Terminal E Project, Refunding, 4.75%, 7/01/24	10,000,000	10,782,300
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding, Series A, 6.30%, 11/01/29	10,000,000	10,330,400
Mesquite Health Facilities Development Corp. Retirement Facility Revenue,
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/35	5,175,000	5,241,499
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/36	1,000,000	1,011,320
Christian Care Centers Inc. Project, Refunding, 5.125%, 2/15/42	3,750,000	3,781,650
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside Ministries Project, 6.50%, 1/01/43	4,350,000	4,723,839
New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue,
Longhorn Village Project, Refunding, 5.00%, 1/01/42	2,000,000	2,015,320
Longhorn Village Project, Refunding, 5.00%, 1/01/47	8,435,000	8,483,248
MRC Crestview Project, Refunding, 5.00%, 11/15/36	1,020,000	1,064,268
MRC Crestview Project, Refunding, 5.00%, 11/15/46	4,100,000	4,229,150
Presbyterian Village North Project, Refunding, 5.00%, 10/01/39	2,750,000	2,722,005
Presbyterian Village North Project, Refunding, 5.25%, 10/01/49	10,000,000	10,051,900
Wesleyan Homes Inc. Project, Refunding, 5.50%, 1/01/43	3,200,000	3,357,152
New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue,
Cardinal Bay Inc., Village on the Park/Carriage Inn Project, Fourth Tier, Series D, 6.00%, 7/01/26	160,000	160,043
Cardinal Bay Inc., Village on the Park/Carriage Inn Project, Fourth Tier, Series D, 7.00%, 7/01/51	5,110,000	5,129,571
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF - Collegiate Housing Stephenville III LLC, Tarleton State University Project, Series A, 5.00%, 4/01/47	6,420,000	6,675,195
CHF-Collegiate Housing Island Campus LLC, Series A, 5.00%, 4/01/42	3,500,000	3,334,135
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45	3,000,000	3,255,150
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47	30,000,000	27,120,900
North Texas Tollway Authority Revenue,
first tier, Series A, 6.25%, 1/01/39	2,350,000	2,357,450
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43	25,000,000	30,559,500
Special Projects System, Capital Appreciation, Series B, Pre-Refunded, zero cpn., 9/01/37	7,500,000	3,355,425
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/21, 6.75% thereafter, 9/01/45	25,000,000	30,997,750
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/23, 7.00% thereafter, 9/01/43	10,000,000	11,342,700
System, first tier, Refunding, Series B, 5.00%, 1/01/38	10,000,000	10,484,700
Red River Education FICO Higher Education Revenue, Houston Baptist University Project, Refunding, 5.50%, 10/01/46	4,250,000	4,648,395
Red River Health Facilities Development Corp. First Mortgage Revenue, [b] Eden Home Project, 7.25%,	11,000,000	6,847,500
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32	1,500,000	1,549,320
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41	2,000,000	2,034,280
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Texas Health Resources System, Refunding, 5.00%, 11/15/40	15,225,000	15,930,983
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/44	2,500,000	2,619,275
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/49	2,625,000	2,742,521

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue,
5.00%, 12/15/30	$25,000,000	$ 26,939,250
5.00%, 12/15/31	24,500,000	26,315,205
5.00%, 12/15/32	10,000,000	10,710,600
Texas State Transportation Commission Revenue,
State Highway 249 System, First Tier Toll, Series A, zero cpn., 8/01/46	3,000,000	794,580
State Highway 249 System, First Tier Toll, Series A, zero cpn., 8/01/47	5,750,000	1,446,240
State Highway 249 System, First Tier Toll, Series A, zero cpn., 8/01/51	3,500,000	703,325
State Highway 249 System, First Tier Toll, Series A, zero cpn., 8/01/52	4,000,000	757,280
State Highway 249 System, First Tier Toll, Series A, zero cpn., 8/01/53	400,000	71,540
Texas State Transportation Commission Turnpike System Revenue, first tier, Refunding, Series A, 5.00%, 8/15/41	5,000,000	5,296,500
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman Project, Pre-Refunded, 6.00%, 11/01/41	9,350,000	10,313,237

		514,455,475

Virginia 1.4%
Henrico County EDA Residential Care Facilities Revenue,
LifeSpire of Virginia, Refunding, Series C, 5.00%, 12/01/37	765,000	802,493
LifeSpire of Virginia, Refunding, Series C, 5.00%, 12/01/47	2,200,000	2,283,468
[d] Pinnacle Living, Series A, 5.00%, 6/01/44	3,550,000	3,677,054
[d] Pinnacle Living, Series A, 5.00%, 6/01/49	4,065,000	4,194,999
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B, 5.00%, 11/01/43	17,575,000	19,072,214
Peninsula Town Center CDA Special Obligation Revenue, Refunding, 5.00%, 9/01/45	2,300,000	2,390,275
Virginia Small Business Financing Authority Revenue,
Elizabeth River Crossings OPCO LLC Project, senior lien, 6.00%, 1/01/37	6,485,000	7,087,392
Elizabeth River Crossings OPCO LLC Project, senior lien, 5.50%, 1/01/42	35,790,000	38,236,962
Virginia State Small Business Financing Authority Residential Care Facility Revenue, Pinnacle Living, Series C, 5.00%, 6/01/52	6,000,000	6,205,740

		83,950,597

Washington 2.1%
FYI Properties Lease Revenue,
Washington State District Project, 5.50%, 6/01/34	11,935,000	12,048,144
Washington State District Project, 5.50%, 6/01/39	16,250,000	16,404,050
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding, Series A, 5.50%, 9/01/42	3,150,000	3,196,841
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31	4,050,000	4,939,015
Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%, 12/01/35	5,355,000	5,587,139
Washington Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., Pre-Refunded, 7.00%, 7/01/39	8,500,000	8,645,010
Fred Hutchinson Cancer Research Center, Series A, Pre-Refunded, 6.00%, 1/01/33	7,500,000	7,605,075
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	19,725,000	21,139,677
Washington State Economic Development Finance Authority Environmental Facilities Revenue,
[b] Coalview Centralia LLC Project, 8.25%, 8/01/25	3,800,000	2,660,000
[b] Coalview Centralia LLC Project, 9.50%, 8/01/25	12,855,000	8,998,500
Columbia Pulp I LLC Project, Series A, 7.50%, 1/01/32	2,500,000	2,784,550
[c] Washington State Economic Development Finance Authority Revenue, Propeller Airports Paine Field LLC Project, Mandatory Put, Series A, 6.50%, 3/01/24	25,000,000	25,494,500
Washington State Higher Education Facilities Authority Revenue, Whitworth University Project, Pre-Refunded, 5.625%, 10/01/40	5,235,000	5,352,630
Washington State Housing Finance Commission Revenue, Nonprofit Housing, Presbyterian Retirement Communities Northwest Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,165,140

		127,020,271

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
West Virginia 0.1%
Kanawha County Commission Student Housing Revenue, The West Virginia State University Foundation Project, 6.75%, 7/01/45	$6,650,000	$6,973,257

Wisconsin 1.1%
PFA Education Revenue,
Coral Academy of Science Las Vegas, Series A, 5.00%, 7/01/45	2,805,000	2,947,045
Coral Academy of Science Las Vegas, Series A, 5.00%, 7/01/53	4,345,000	4,540,221
PFA Limited Obligation PILOT Revenue, American Dream at Meadowlands Project, 6.75%, 12/01/42	10,000,000	11,181,000
PFA Retirement Facilities Revenue,
Whitestone Retirement Facilities, first mortgage, Refunding, 5.00%, 3/01/37	625,000	660,681
Whitestone Retirement Facilities, first mortgage, Refunding, 5.00%, 3/01/52	1,800,000	1,879,488
Wisconsin Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Refunding, Series A, 5.25%, 8/15/34	5,000,000	5,297,050
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/45	1,500,000	1,527,150
St. Johns Communities Inc. Project, Series A, 5.00%, 9/15/50	4,000,000	4,074,520
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,115,050
Wisconsin Health and Educational Facilities Authority Senior Living Revenue,
Covenant Communities Inc. Project, Third Tier, Series C, 7.00%, 7/01/43	1,000,000	979,300
Covenant Communities Inc. Project, Third Tier, Series C, 7.50%, 7/01/53	1,750,000	1,743,298
Wisconsin PFA Exempt Facilities Revenue, Celanese Project, Refunding, Series C, 4.30%, 11/01/30	4,000,000	4,091,400
Wisconsin State General Fund Annual Appropriation Revenue, Series A, Pre-Refunded, 6.00%, 5/01/33	13,590,000	13,686,625
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative, Series A, NATL Insured, 5.50%, 12/01/40	6,755,000	7,168,203

		64,891,031

Wyoming 0.2%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series A, 5.75%, 7/15/39	5,500,000	5,576,450
West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40	5,500,000	5,868,775
Wyoming CDA Student Housing Revenue,
CHF-Wyoming LLC, University of Wyoming Project, 6.25%, 7/01/31	600,000	632,466
CHF-Wyoming LLC, University of Wyoming Project, 6.50%, 7/01/43	1,600,000	1,673,216

		13,750,907

U.S. Territories 4.4%
Guam 1.2%
Government of Guam GO,
Series A, 6.00%, 11/15/19	1,790,000	1,831,188
Series A, Pre-Refunded, 6.75%, 11/15/29	10,000,000	10,361,800
Series A, Pre-Refunded, 7.00%, 11/15/39	15,000,000	15,564,300
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40	10,380,000	11,104,213
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,850,000	3,966,616
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	8,430,000	8,693,016
Guam Government Waterworks Authority Water and Wastewater System Revenue, Pre-Refunded, 5.625%, 7/01/40	4,000,000	4,207,960
Guam International Airport Authority Revenue,
General, Refunding, Series B, AGMC Insured, 5.50%, 10/01/33	2,000,000	2,262,920
General, Refunding, Series B, AGMC Insured, 5.75%, 10/01/43	3,000,000	3,399,750
Guam Power Authority Revenue, Series A, Pre-Refunded, 5.50%, 10/01/40	10,000,000	10,597,600

		71,989,363

Northern Mariana Islands 0.2%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%, 3/15/28	11,850,000	11,792,172

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 3.0%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	$9,500,000	$9,597,375
Asset-Backed, Refunding, 5.625%, 5/15/43	2,500,000	2,526,150
[b] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	26,990,000	18,521,888
Series A, 7.25%, 7/01/30	25,000,000	17,531,250
Series A, 6.75%, 7/01/36	29,750,000	20,787,812
Series A, 7.00%, 7/01/43	5,000,000	3,506,250
Series A-4, zero cpn., 7/01/19	5,500,000	3,884,375
Series B, zero cpn., 7/01/19	5,500,000	3,884,375
Series E-1, zero cpn., 1/01/21	6,000,000	4,237,500
Series E-2, zero cpn., 7/01/21	6,000,000	4,237,500
Series E-3, zero cpn., 1/01/22	1,989,500	1,405,084
Series E-4, zero cpn., 7/01/22	1,989,499	1,405,084
Series WW, 5.50%, 7/01/38	16,355,000	11,264,506
Series XX, 5.75%, 7/01/36	23,620,000	16,268,275
Series XX, 5.25%, 7/01/40	71,780,000	49,259,025
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects, Refunding, 5.125%, 12/01/27	3,000,000	3,093,150
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	16,835,000	16,435,169

		187,844,768

Total U.S. Territories		271,626,303

Total Municipal Bonds before Short Term Investments (Cost $5,423,981,730)		5,973,970,400

Short Term Investments 2.3%

Municipal Bonds 2.3%
Florida 1.4%
[e] Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.71%, 7/15/22	29,900,000	29,900,000
[e] St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.72%, 9/01/28	57,385,000	57,385,000

		87,285,000

Georgia 0.0%†
[b] Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 6.50%, 4/30/17	1,260,628	252,126

Kentucky 0.1%
[e] Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, LOC PNC Bank, Daily VRDN and Put, 1.71%, 10/01/39	3,950,000	3,950,000

Michigan 0.1%
[e] Michigan State Strategic Fund Limited Obligation Revenue, Henry Ford Museum and Greenfield Village Project, LOC Comerica Bank, Daily VRDN and Put, 1.73%, 12/01/33	600,000	600,000
[e] University of Michigan Revenue,
Regents, General, Series A, SPA Wells Fargo Bank, Daily VRDN and Put, 1.59%, 4/01/38	600,000	600,000
Regents, General, Series D-1, Daily VRDN and Put, 1.57%, 12/01/24	6,160,000	6,160,000

		7,360,000

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STATEMENT OF INVESTMENTS

Franklin High Yield Tax-Free Income Fund  (continued)

	Principal Amount	Value
Short Term Investments (continued)

Municipal Bonds (continued)
Minnesota 0.1%
[e] Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue,
Children’s Hospitals and Clinics, Series B, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.72%, 8/15/25	$1,300,000	$1,300,000
Children’s Hospitals and Clinics of Minnesota, Tranche I, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.55%, 8/15/37	4,875,000	4,875,000

		6,175,000

New York 0.4%
[e] MTA Dedicated Tax Fund Revenue, Refunding, Subseries A-1, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.68%, 11/01/31	15,400,000	15,400,000
[e] New York City GO, Fiscal 2014, Series D, Subseries D-3, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.72%, 8/01/38	2,550,000	2,550,000
[e] Triborough Bridge and Tunnel Authority Revenue, General, MTA Bridges and Tunnels, Refunding, Subseries B-2, LOC Citibank, Weekly VRDN and Put, 1.71%, 1/01/32	9,200,000	9,200,000

		27,150,000

Pennsylvania 0.0%†
[e] Emmaus General Authority Revenue, SPA Wells Fargo Bank, Weekly VRDN and Put, 1.80%, 12/01/28	800,000	800,000

Tennessee 0.1%
[e] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and
Put, 1.71%, 6/01/42	4,805,000	4,805,000

Utah 0.1%
[e] Weber County Hospital Revenue, IHC Health Services Inc., Series C, SPA Bank of New York Mellon,
Daily VRDN and Put, 1.71%, 2/15/35	3,180,000	3,180,000

Total Short Term Investments (Cost $141,965,629)		140,957,126

Total Investments (Cost $5,565,947,359) 99.2%		6,114,927,526
Other Assets, less Liabilities 0.8%		47,539,550

Net Assets 100.0%		$6,162,467,076

See Abbreviations on page 139.

†Rounds to less than 0.1% of net assets.

aThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.

bSee Note 7 regarding defaulted securities.

cThe maturity date shown represents the mandatory put date.

dSecurity purchased on a when-issued basis. See Note 1(b).

eVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Massachusetts Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.39

Income from investment operations[b]:

Net investment income[c]	0.16

Net realized and unrealized gains (losses)	0.08

Total from investment operations	0.24

Less distributions from net investment income	(0.16)

Net asset value, end of year	$11.47

Total return[d]	2.12%

Ratios to average net assets[e]

Expenses[f]	0.86%

Net investment income	2.88%

Supplemental data

Net assets, end of year (000’s)	$20,086

Portfolio turnover rate	6.58%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

98	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.47	$11.63	$11.94	$11.93	$11.42

Income from investment operations[b]:

Net investment income[c]	0.35	0.35	0.39	0.40	0.42

Net realized and unrealized gains (losses)	(0.01)	(0.15)	(0.31)	0.01	0.51

Total from investment operations	0.34	0.20	0.08	0.41	0.93

Less distributions from net investment income	(0.35)	(0.36)	(0.39)	(0.40)	(0.42)

Net asset value, end of year	$11.46	$11.47	$11.63	$11.94	$11.93

Total return[d]	2.98%	1.66%	0.62%	3.50%	8.28%

Ratios to average net assets

Expenses	0.71%[e]	0.68%	0.67%	0.66%	0.67%

Net investment income	3.03%	3.02%	3.23%	3.38%	3.56%

Supplemental data

Net assets, end of year (000’s)	$314,235	$363,555	$375,435	$400,201	$439,041

Portfolio turnover rate	6.58%	23.50%	7.16%	4.90%	6.51%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.61	$11.77	$12.07	$12.06	$11.53

Income from investment operations[b]:

Net investment income[c]	0.28	0.29	0.32	0.34	0.36

Net realized and unrealized gains (losses)	(0.01)	(0.16)	(0.30)	—	0.53

Total from investment operations	0.27	0.13	0.02	0.34	0.89

Less distributions from net investment income	(0.28)	(0.29)	(0.32)	(0.33)	(0.36)

Net asset value, end of year	$11.60	$11.61	$11.77	$12.07	$12.06

Total return[d]	2.37%	1.08%	0.13%	2.89%	7.79%

Ratios to average net assets

Expenses	1.26%[e]	1.23%	1.22%	1.21%	1.22%

Net investment income	2.48%	2.47%	2.68%	2.83%	3.01%

Supplemental data

Net assets, end of year (000’s)	$33,253	$56,607	$60,441	$61,834	$62,878

Portfolio turnover rate	6.58%	23.50%	7.16%	4.90%	6.51%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

100	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund  (continued)

	Year Ended February 28,
	2019	2018[a]

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.48	$11.76

Income from investment operations[b]:

Net investment income[c]	0.36	0.21

Net realized and unrealized gains (losses)	(0.02)	(0.28)

Total from investment operations	0.34	(0.07)

Less distributions from net investment income	(0.36)	(0.21)

Net asset value, end of year	$11.46	$11.48

Total return[d]	3.01%	(0.65)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.59%	0.60%

Expenses net of waiver and payments by affiliates	0.57%[f]	0.55%

Net investment income	3.17%	3.15%

Supplemental data

Net assets, end of year (000’s)	$1,284	$1,688

Portfolio turnover rate	6.58%	23.50%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	101

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Massachusetts Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.48	$11.63	$11.94	$11.93	$11.41

Income from investment operations[b]:

Net investment income[c]	0.36	0.36	0.40	0.41	0.43

Net realized and unrealized gains (losses)	(0.02)	(0.14)	(0.31)	0.01	0.53

Total from investment operations	0.34	0.22	0.09	0.42	0.96

Less distributions from net investment income	(0.36)	(0.37)	(0.40)	(0.41)	(0.44)

Net asset value, end of year	$11.46	$11.48	$11.63	$11.94	$11.93

Total return	2.98%	1.84%	0.72%	3.60%	8.48%

Ratios to average net assets

Expenses	0.61% [d]	0.58%	0.57%	0.56%	0.57%

Net investment income	3.13%	3.12%	3.33%	3.48%	3.66%

Supplemental data

Net assets, end of year (000’s)	$50,814	$63,366	$34,909	$12,614	$10,274

Portfolio turnover rate	6.58%	23.50%	7.16%	4.90%	6.51%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Massachusetts Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 99.2%
Massachusetts 99.2%
Boston Water and Sewer Commission Revenue, General, Refunding, Senior Series A, 4.00%, 11/01/28	$4,400,000	$4,852,936
Braintree GO, Refunding, 5.00%, 5/15/27	2,000,000	2,473,780
City of Quincy GO, Muni Purpose Loan, Refunding, 4.00%, 6/01/32	2,565,000	2,730,212
Dudley-Charlton Regional School District GO, Series B, NATL Insured, 5.25%, 5/01/19	3,140,000	3,157,961
Massachusetts Bay Transportation Authority Sales Tax Revenue,
Refunding, Senior Series A, 5.25%, 7/01/30	4,000,000	5,129,920
Refunding, Series B, 5.00%, 7/01/33	2,500,000	2,866,675
Series A, 5.00%, 7/01/40	5,000,000	5,600,000
Massachusetts Development Finance Agency Revenue,
Boston College Issue, Refunding, Series T, 5.00%, 7/01/42	3,750,000	4,281,150
Boston University Issue, Series BB1, 4.00%, 10/01/46	5,000,000	5,129,800
The Broad Institute Issue, Refunding, 4.00%, 4/01/41	5,000,000	5,186,650
The Broad Institute Issue, Series A, Pre-Refunded, 5.375%, 4/01/41	15,000,000	16,154,100
Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/46	6,890,000	7,640,803
Harvard University Issue, Refunding, Series A, 5.00%, 7/15/33	5,000,000	5,916,250
Lahey Clinic Obligated Group Issue, Refunding, Series F, 5.00%, 8/15/32	2,975,000	3,312,811
Lahey Health System Obligated Group Issue, Refunding, Series F, 5.00%, 8/15/34	5,000,000	5,531,100
Northeastern University Issue, Series A, 5.00%, 3/01/44	5,000,000	5,491,750
Partners HealthCare System Issue, Refunding, Series Q, 5.00%, 7/01/34	5,000,000	5,695,800
Partners HealthCare System Issue, Refunding, Series S, 5.00%, 7/01/33	1,880,000	2,185,462
Partners HealthCare System Issue, Refunding, Series S, 4.00%, 7/01/41	7,500,000	7,656,600
Partners HealthCare System Issue, Series L, Pre-Refunded, 5.00%, 7/01/41	5,000,000	5,368,550
Sterling and Francine Clark Art Institute Issue, Pre-Refunded, 5.00%, 7/01/41	12,900,000	13,881,432
Williams College Issue, Refunding, Series S, 4.00%, 7/01/46	9,550,000	9,862,762
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49	4,825,000	4,887,484
Worcester Polytechnic Institute Issue, Refunding, 5.00%, 9/01/42	1,090,000	1,222,479
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	6,550,400
Refunding, Series D, 4.00%, 5/01/38	4,350,000	4,566,021
Series B, Pre-Refunded, 5.00%, 5/01/40	4,625,000	4,806,300
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/35	16,165,000	16,584,967
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/37	1,015,000	1,193,518
Massachusetts State Development Finance Agency Revenue,
[a] Brandeis University Issue, Refunding, Series S-1, 5.00%, 10/01/38	1,205,000	1,376,146
Wellesley College Issue, Refunding, Series L, 4.00%, 7/01/44	6,160,000	6,427,405
Woods Hole Oceanographic Institution Issue, Refunding, 5.00%, 6/01/35	1,200,000	1,408,320
Woods Hole Oceanographic Institution Issue, Refunding, 5.00%, 6/01/36	1,000,000	1,168,290
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28	2,860,000	2,926,953
Issue I, Refunding, Series A, 5.50%, 1/01/22.	3,000,000	3,093,900
Massachusetts State GO,
Consolidated Loan of 2014, Series F, 4.00%, 11/01/29	6,000,000	6,372,960
Consolidated Loan of 2017, Series A, 5.25%, 4/01/42	5,000,000	5,785,000
Consolidated Loan of 2018, Series A, 5.00%, 1/01/47	5,000,000	5,675,350
Massachusetts State Health and Educational Facilities Authority Revenue,
Boston College Issue, Series M-2, 5.50%, 6/01/35	8,600,000	11,193,674
Cable Housing and Health Services Issue, Series A, NATL Insured, 5.25%, 7/01/23	575,000	575,615
Cape Cod Healthcare Obligated Group Issue, Assured Guaranty, Pre-Refunded, 6.00%, 11/15/28	3,000,000	3,091,080
Cape Cod Healthcare Obligated Group Issue, Assured Guaranty, Pre-Refunded, 5.125%, 11/15/35	3,150,000	3,226,608
Children’s Hospital Issue, Series M, Pre-Refunded, 5.25%, 12/01/39	7,000,000	7,184,800

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STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health and Educational Facilities Authority Revenue, (continued)
Lesley University Issue, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/39	$ 9,350,000	$ 9,462,948
Partners HealthCare System Issue, Series J-1, Pre-Refunded, 5.00%, 7/01/39	4,345,000	4,393,273
Southcoast Health System Obligated Group Issue, Series D, 5.00%, 7/01/39	5,500,000	5,553,020
Sterling and Francine Clark Art Institute Issue, Series B, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,223,900
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	430,000	456,548
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.25%, 12/01/27	4,000,000	4,096,160
Housing, Refunding, Series A, 3.50%, 12/01/31	5,805,000	5,865,314
Housing, Series C, 5.125%, 12/01/39	1,700,000	1,710,421
Housing, Series C, 5.35%, 12/01/49	4,500,000	4,530,015
Housing, Series D, 5.05%, 6/01/40	3,120,000	3,131,357
Housing, Series F, 3.15%, 12/01/32	105,000	102,767
Housing, Series F, 3.45%, 12/01/37	45,000	44,056
SF Housing, Series 159, FNMA Insured, 4.05%, 12/01/32	1,670,000	1,678,701
SF Housing, Series 162, GNMA Secured, 3.15%, 12/01/32	10,905,000	10,673,051
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series C, 5.00%, 11/15/34	5,000,000	5,805,900
Senior, Series B, 5.00%, 10/15/41	10,000,000	10,678,500
Massachusetts State Special Obligation Dedicated Tax Revenue,
Refunding, NATL Insured, 5.50%, 1/01/25	10,900,000	13,075,640
Refunding, NATL Insured, 5.50%, 1/01/34	16,900,000	21,703,825
Massachusetts State Transportation Fund Revenue,
Accelerated Bridge Program, Series A, Pre-Refunded, 4.00%, 6/01/31	5,555,000	5,847,304
Rail Enhancement and Accelerated Bridge Programs, Series B, 4.00%, 6/01/45	7,175,000	7,395,057
Massachusetts State Water Pollution Abatement Trust Revenue,
Pooled Loan Program, Series 6, 5.50%, 8/01/30	195,000	195,583
Pooled Loan Program, Series 7, 5.125%, 2/01/31	260,000	260,705
Water Pollution Abatement, MWRA Program, Subordinate, Refunding, Series A, 5.75%, 8/01/29	250,000	250,792
Massachusetts Water Resources Authority Revenue,
General, Green Bonds, Refunding, Series C, 5.00%, 8/01/40	5,000,000	5,673,550
General, Green Bonds, Series B, 5.00%, 8/01/40	1,140,000	1,307,295
General, Green Bonds, Series B, 5.00%, 8/01/42	3,145,000	3,593,823
General, Refunding, Series B, AGMC Insured, 5.25%, 8/01/28	5,490,000	6,977,680
General, Series B, 5.00%, 8/01/43	4,000,000	4,607,000
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue,
senior lien, 5.00%, 7/01/41	7,500,000	7,926,525
senior lien, Refunding, 5.25%, 7/01/36	5,585,000	5,958,804
Natick GO, Municipal Purpose Loan of 2018, 4.00%, 7/15/35	4,970,000	5,332,512
Plymouth GO, Municipal Purpose Loan, Refunding, 4.00%, 5/01/47	5,000,000	5,139,250
Springfield Water and Sewer Commission Revenue, General, Series C, 5.00%, 4/15/37	1,260,000	1,458,576
University of Massachusetts Building Authority Project Revenue,
Refunding, Senior Series 1, 5.00%, 11/01/44	4,000,000	4,464,800
Senior Series 1, 5.25%, 11/01/42	5,000,000	5,869,200
Worcester GO,
Municipal Purpose Loan, 3.25%, 11/01/25	3,370,000	3,467,292
Municipal Purpose Loan, 3.50%, 11/01/26	3,000,000	3,093,480

Total Municipal Bonds before Short Term Investments (Cost $400,927,868)		416,428,398

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STATEMENT OF INVESTMENTS

Franklin Massachusetts Tax-Free Income Fund  (continued)

	Principal Amount	Value

Short Term Investments (Cost $900,000) 0.2%

Municipal Bonds 0.2%
Massachusetts 0.2%
[b] Massachusetts State Health and Educational Facilities Authority Revenue, Harvard University Issue, Refunding, Series R, Daily VRDN and Put, 1.58%, 11/01/49	$ 900,000	$ 900,000

Total Investments (Cost $401,827,868) 99.4%		417,328,398
Other Assets, less Liabilities 0.6%		2,342,873

Net Assets 100.0%		$419,671,271

See Abbreviations on page 139.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin New Jersey Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.10

Income from investment operations[b]:

Net investment income[c]	0.17

Net realized and unrealized gains (losses)	0.04

Total from investment operations	0.21

Less distributions from net investment income	(0.17)

Net asset value, end of year	$11.14

Total return[d]	1.97%

Ratios to average net assets[e]

Expenses[f]	0.83%

Net investment income	3.28%

Supplemental data

Net assets, end of year (000’s)	$55,866

Portfolio turnover rate	13.26%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.11		$11.45	$11.73	$11.95	$11.76

Income from investment operations[b]:

Net investment income[c]	0.38		0.39	0.44	0.46	0.47

Net realized and unrealized gains (losses)	0.03		(0.31)	(0.27)	(0.23)	0.20

Total from investment operations	0.41		0.08	0.17	0.23	0.67

Less distributions from net investment income	(0.39)		(0.42)	(0.45)	(0.45)	(0.48)

Net asset value, end of year	$11.13		$11.11	$11.45	$11.73	$11.95

Total return[d]	3.78%		0.68%	1.44%	1.99%	5.75%

Ratios to average net assets

Expenses	0.68%	[e]	0.67%	0.65%	0.64%	0.64%

Net investment income	3.43%		3.46%	3.79%	3.96%	3.98%

Supplemental data

Net assets, end of year (000’s)	$596,817		$650,527	$742,824	$793,062	$893,018

Portfolio turnover rate	13.26%		12.70%	9.20%	5.24%	4.81%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.26		$11.60	$11.87	$12.09	$11.89

Income from investment operations[b]:

Net investment income[c]	0.32		0.33	0.38	0.40	0.41

Net realized and unrealized gains (losses)	0.03		(0.32)	(0.27)	(0.24)	0.20

Total from investment operations	0.35		0.01	0.11	0.16	0.61

Less distributions from net investment income	(0.33)		(0.35)	(0.38)	(0.38)	(0.41)

Net asset value, end of year	$11.28		$11.26	$11.60	$11.87	$12.09

Total return[d]	3.15%		0.11%	0.95%	1.42%	5.20%

Ratios to average net assets

Expenses	1.23%	[e]	1.22%	1.20%	1.19%	1.19%

Net investment income	2.88%		2.91%	3.24%	3.41%	3.43%

Supplemental data

Net assets, end of year (000’s)	$125,982		$188,806	$217,952	$216,813	$231,740

Portfolio turnover rate	13.26%		12.70%	9.20%	5.24%	4.81%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

108	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund  (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.12		$11.37

Income from investment operations[b]:

Net investment income[c]	0.40		0.25

Net realized and unrealized gains (losses)	0.03		(0.26)

Total from investment operations	0.43		(0.01)

Less distributions from net investment income	(0.41)		(0.24)

Net asset value, end of year	$11.14		$11.12

Total return[d]	3.91%		(0.11)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.54%		0.54%

Expenses net of waiver and payments by affiliates	0.54%	[f,g]	0.53%

Net investment income	3.57%		3.60%

Supplemental data

Net assets, end of year (000’s)	$20,459		$19,936

Portfolio turnover rate	13.26%		12.70%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin New Jersey Tax-Free Income Fund  (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.12		$11.46	$11.74	$11.96	$11.77

Income from investment operations[b]:

Net investment income[c]	0.39		0.40	0.46	0.47	0.49

Net realized and unrealized gains (losses)	0.03		(0.31)	(0.28)	(0.23)	0.19

Total from investment operations	0.42		0.09	0.18	0.24	0.68

Less distributions from net investment income	(0.40)		(0.43)	(0.46)	(0.46)	(0.49)

Net asset value, end of year	$11.14		$11.12	$11.46	$11.74	$11.96

Total return	3.87%		0.77%	1.54%	2.10%	5.86%

Ratios to average net assets

Expenses	0.58%	[d]	0.57%	0.55%	0.54%	0.54%

Net investment income	3.53%		3.56%	3.89%	4.06%	4.08%

Supplemental data

Net assets, end of year (000’s)	$75,607		$79,286	$107,087	$91,175	$92,059

Portfolio turnover rate	13.26%		12.70%	9.20%	5.24%	4.81%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin New Jersey Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 95.9%

Delaware 0.8%

Delaware River and Bay Authority Revenue, Series A, 5.00%, 1/01/42	$6,000,000	$6,525,780

New Jersey 77.7%

Cape May County Industrial PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, NATL Insured, 6.80%, 3/01/21	5,400,000	5,841,828

Cumberland County Improvement Authority Revenue,

Technical High School Project, AGMC Insured, 5.00%, 9/01/39	2,000,000	2,254,560

Technical High School Project, BAM Insured, 5.00%, 1/15/36	955,000	1,102,175

Technical High School Project, BAM Insured, 5.00%, 1/15/37	1,000,000	1,146,290

Technical High School Project, BAM Insured, 5.00%, 1/15/38	1,020,000	1,164,840

Technical High School Project, BAM Insured, 5.00%, 1/15/39	1,070,000	1,216,879

Technical High School Project, BAM Insured, 5.00%, 1/15/44	5,725,000	6,447,151

Gloucester County Improvement Authority Revenue, Rowan University Business and Engineering School Projects, Series C, 5.00%, 7/01/44	3,500,000	3,883,915

Hudson County Improvement Authority Lease Revenue, County Secured, Hudson County Vocational-Technical Schools Project, 5.00%, 5/01/46	6,000,000	6,690,000

Middlesex County COP, Capital Appreciation, NATL Insured, zero cpn., 6/15/24	1,000,000	890,850

New Brunswick Parking Authority Revenue, City Guaranteed, Refunding, Series A, BAM Insured, 5.00%, 9/01/39	5,000,000	5,632,250

New Jersey EDA,

GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/38	5,000,000	5,547,350

GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/46	7,500,000	8,304,825

New Jersey EDA Revenue,

Cigarette Tax, Refunding, 5.00%, 6/15/28	3,000,000	3,194,460

Cigarette Tax, Refunding, 5.00%, 6/15/29	1,000,000	1,062,310

Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22	10,000,000	10,861,900

Cranes Mill Project, Refunding, 5.00%, 1/01/34	1,500,000	1,643,925

Cranes Mill Project, Refunding, 5.00%, 1/01/39	1,250,000	1,347,913

Cranes Mill Project, Refunding, 5.00%, 1/01/49	3,000,000	3,190,950

Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC, Series A, Pre-Refunded, 5.875%, 6/01/42	17,950,000	18,895,965

Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	15,000,000	15,032,400

Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%, 7/01/32	640,000	692,883

Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%, 7/01/37	600,000	640,770

Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%, 7/01/47	1,500,000	1,589,505

Provident Group-Montclair Properties LLC, State University Student Housing Project, Refunding, AGMC Insured, 5.00%, 6/01/42	6,000,000	6,618,060

Provident Group-Rowan Properties LLC, Rowan University Student Housing Project, Series A, 5.00%, 1/01/48	7,000,000	7,308,350

School Facilities Construction, Refunding, Series K, NATL Insured, 5.25%, 12/15/21	10,000,000	10,800,800

School Facilities Construction, Refunding, Series N-1, NATL Insured, 5.50%, 9/01/27	8,660,000	10,393,126

School Facilities Construction, Series WW, 5.00%, 6/15/37	4,760,000	5,045,695

New Jersey EDA Water Facilities Revenue,

New Jersey-American Water Co. Inc. Project, Refunding, Series A, 5.70%, 10/01/39	10,000,000	10,202,200

New Jersey-American Water Co. Inc. Project, Refunding, Series B, 5.00%, 10/01/39	8,750,000	8,903,212

New Jersey Environmental Infrastructure Trust Revenue, Environmental Infrastructure, Refunding, Series A-R1, 5.00%, 9/01/21	8,915,000	9,664,306

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund  (continued)

	Principal Amount	Value

Municipal Bonds (continued)

New Jersey (continued)

New Jersey Health Care Facilities Financing Authority Revenue,

Atlantic Health System Hospital Corp. Issue, Pre-Refunded, 6.00%, 7/01/41	$10,600,000	$11,649,824

Atlantic Health System Hospital Corp. Issue, Refunding, 4.00%, 7/01/41	10,000,000	10,181,600

Atlantic Health System Hospital Corp. Issue, Refunding, Series A, 5.00%, 7/01/27	220,000	220,598

Barnabas Health Issue, Series A, Pre-Refunded, 5.625%, 7/01/32	5,500,000	5,991,260

Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/44	15,530,000	16,839,645

Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/37	3,000,000	3,414,390

Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/38	3,000,000	3,398,190

Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,637,950

Hunterdon Medical Center Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/45	2,650,000	2,845,835

Inspira Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/37	1,600,000	1,799,760

Inspira Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/46	18,500,000	20,313,925

Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/42	8,000,000	8,909,120

Inspira Health Obligated Group Issue, Series A, 4.00%, 7/01/47	8,700,000	8,876,175

Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27	2,500,000	2,746,050

Robert Wood Johnson University Hospital Issue, Series A, 5.00%, 7/01/43	3,650,000	3,981,493

Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43	4,000,000	4,441,360

RWJ Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/43	15,000,000	16,829,100

St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31	2,935,000	3,205,490

St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34	1,500,000	1,623,660

St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26	1,000,000	1,067,180

St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35	3,400,000	3,612,738

Virtua Health Issue, Series A, Assured Guaranty, 5.50%, 7/01/38	10,000,000	10,114,000

New Jersey Health Care Facilities Financing Authority State Contract Revenue, Hospital Asset Transformation Program, Series A, Pre-Refunded, 5.75%, 10/01/31	10,000,000	10,231,800

New Jersey Housing and Mortgage Finance Agency MFR, Refunding, Series A, 3.95%, 11/01/43	1,100,000	1,107,194

New Jersey Institute of Technology GO,

Series A, 5.00%, 7/01/42	4,860,000	5,246,953

Series A, 5.00%, 7/01/45	6,000,000	6,790,740

Series A, Pre-Refunded, 5.00%, 7/01/42	2,140,000	2,373,902

New Jersey State COP, Equipment Lease Purchase Agreement, Series A, Pre-Refunded, 5.25%, 6/15/29	1,000,000	1,010,310

New Jersey State Educational Facilities Authority Revenue,

Kean University Issue, Refunding, Series D, BAM Insured, 4.00%, 9/01/38	1,150,000	1,197,035

Kean University Issue, Refunding, Series H, AGMC Insured, 5.00%, 7/01/34	2,205,000	2,499,698

Kean University Issue, Refunding, Series H, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,652,750

Kean University Issue, Series A, Pre-Refunded, 5.50%, 9/01/36	8,500,000	8,665,070

Montclair State University Issue, Refunding, Series A, 5.00%, 7/01/44	16,380,000	18,070,907

Montclair State University Issue, Refunding, Series B, 5.00%, 7/01/34	1,325,000	1,507,519

Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/35	2,245,000	2,538,085

Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/36	1,210,000	1,364,215

Montclair State University Issue, Series A, 5.00%, 7/01/39	5,000,000	5,544,800

Princeton University, Refunding, Series B, 5.00%, 7/01/44	15,000,000	17,007,600

Princeton University, Series B, 5.00%, 7/01/39	15,000,000	16,067,700

Princeton University, Series B, 4.375%, 7/01/41	10,000,000	10,315,400

Ramapo College of New Jersey Issue, Series A, AGMC insured, 5.00%, 7/01/35	3,955,000	4,532,351

Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37	1,000,000	1,082,940

Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42	1,000,000	1,080,950

Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/34	400,000	451,724

Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/37	1,300,000	1,460,875

Seton Hall University Issue, Refunding, Series D, 5.00%, 7/01/42	3,945,000	4,393,310

Seton Hall University Issue, Series E, Pre-Refunded, 6.25%, 7/01/37	5,000,000	5,076,550

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund  (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue, (continued)
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/36	$1,600,000	$1,817,120
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/42	9,310,000	10,375,157
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/47	4,085,000	4,538,231
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28	710,000	814,065
The William Paterson University of New Jersey Issue, Refunding, Series C, Assured Guaranty, 5.00%, 7/01/38	395,000	395,818
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33	2,140,000	2,285,798
Refunding, Series 1A, 5.125%, 12/01/27	2,230,000	2,278,948
Refunding, Series 1A, 5.25%, 12/01/28	2,235,000	2,285,444
Series 2, 5.00%, 12/01/26	185,000	193,007
Series 2, 5.00%, 12/01/27	135,000	140,779
Series 2, 5.00%, 12/01/28	140,000	145,894
Series 2, 5.00%, 12/01/30	1,500,000	1,569,555
Series 2, 5.00%, 12/01/36	1,000,000	1,042,630
Series A, 5.625%, 6/01/30	14,500,000	14,634,270
New Jersey State Housing and Mortgage Finance Agency MFHR, Series I, 5.75%, 11/01/38	2,490,000	2,493,710
[a] New Jersey State Housing and Mortgage Finance Agency SFHR, Refunding, Series C, 3.95%, 10/01/44	4,500,000	4,528,845
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.25%, 6/15/31	10,000,000	10,734,500
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/29	5,000,000	3,309,650
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/32	10,000,000	5,642,200
Transportation System, Capital Appreciation, Series C, AGMC Insured, zero cpn., 12/15/33	10,000,000	5,693,300
Transportation System, Series A, 5.50%, 6/15/41	5,000,000	5,198,300
New Jersey State Turnpike Authority Revenue,
Turnpike, Refunding, Series B, 5.00%, 1/01/40	15,245,000	17,351,554
Turnpike, Refunding, Series G, 4.00%, 1/01/43	5,000,000	5,159,950
Turnpike, Series A, 5.00%, 1/01/34	6,505,000	7,479,384
Turnpike, Series A, 5.00%, 1/01/35	3,495,000	4,003,837
Turnpike, Series A, 5.00%, 1/01/48	15,500,000	17,624,585
Turnpike, Series I, Pre-Refunded, 5.00%, 1/01/35	5,000,000	5,140,750
Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, City of Newark Redevelopment Projects, Refunding, 4.00%, 1/01/37	20,745,000	21,477,506
North Hudson Sewerage Authority Gross Revenue,
Lease Certificates, Refunding, senior lien, Series A, 5.00%, 6/01/42	1,005,000	1,108,806
Lease Certificates, senior lien, Series A, 5.00%, 6/01/42	16,795,000	18,062,687
Passaic County Improvement Authority County Guaranteed Parking Revenue, 200 Hospital Plaza Corp. Project, Pre-Refunded, 5.00%, 5/01/42	3,200,000	3,325,440
Rutgers State University GO,
Series F, Pre-Refunded, 5.00%, 5/01/39	20,000,000	20,110,800
Series L, 5.00%, 5/01/43	12,000,000	13,306,800
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%, 6/01/29	5,000,000	5,129,800

		679,580,484

New York 7.7%
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	10,200,500
Consolidated, Refunding, One Hundred Seventy-First Series, 5.00%, 7/15/30	12,200,000	13,248,468
Consolidated, Refunding, One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	15,000,000	16,860,000
Consolidated, Refunding, One Hundred Sixtieth Series, 5.00%, 9/15/36	15,000,000	15,249,000
Consolidated, Refunding, One Hundred Sixty-Sixth Series, 5.25%, 7/15/36	5,000,000	5,295,550

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air Terminal LLC Project, NATL Insured, 5.75%, 12/01/22	$6,575,000	$6,822,418

		67,675,936

Pennsylvania 8.1%
Delaware River Joint Toll Bridge Commission Revenue, Bridge System, 5.00%, 7/01/42	19,500,000	22,123,920
Delaware River Port Authority Revenue, 5.00%, 1/01/37	10,000,000	11,042,600
Series A, 5.00%, 1/01/37	3,285,000	3,850,513
Series A, 5.00%, 1/01/38	5,050,000	5,904,308
Series A, 5.00%, 1/01/39	2,300,000	2,683,272
Series A, 5.00%, 1/01/40	9,565,000	11,128,495
Series E, Pre-Refunded, 5.00%, 1/01/35	14,000,000	14,394,100

		71,127,208

U.S. Territories 1.6%
Puerto Rico 1.6%
[b] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38.	16,620,000	11,447,025
Series XX, 5.25%, 7/01/40	3,125,000	2,144,531

		13,591,556

Total Municipal Bonds before Short Term Investments (Cost $816,182,790)		838,500,964

Short Term Investments 3.8%

Municipal Bonds 3.8%
New Jersey 3.8%
[c] New Jersey Health Care Facilities Financing Authority Revenue,
Virtua Health Issue, Series B, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.90%, 7/01/43	23,100,000	23,100,000
Virtua Health Issue, Series C, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.91%, 7/01/43	10,500,000	10,500,000

Total Short Term Investments (Cost $33,600,000)		33,600,000

Total Investments (Cost $849,782,790) 99.7%		872,100,964
Other Assets, less Liabilities 0.3%		2,629,865

Net Assets 100.0%		$874,730,829

See Abbreviations on page 139.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

February 28, 2019

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,402,488,967	$1,001,322,462	$5,565,947,359	$401,827,868
Cost - Controlled affiliates (Note 3f)	—	3,302,813	—	—

Value - Unaffiliated issuers	$3,520,298,039	$1,009,002,729	$6,114,927,526	$417,328,398
Value - Controlled affiliates (Note 3f)	—	3,348,675	—	—
Cash	104,777	91,584	16,803	20,939
Receivables:
Capital shares sold	4,992,195	1,058,027	8,419,238	378,591
Interest	38,351,418	6,855,249	70,610,200	4,221,661
Affiliates	—	26,677	—	—
Other assets	3,878	1,111	6,669	458

Total assets	3,563,750,307	1,020,384,052	6,193,980,436	421,950,047

Liabilities:
Payables:
Investment securities purchased	10,890,456	10,575,955	8,898,473	1,368,000
Capital shares redeemed	8,299,897	965,255	15,507,911	437,381
Management fees	1,025,717	221,930	2,326,996	177,924
Distribution fees	286,748	87,646	660,731	44,480
Transfer agent fees	297,249	—	719,297	40,050
Distributions to shareholders	1,178,792	360,491	2,605,559	191,636
Accrued expenses and other liabilities	152,866	43,056	794,393	19,305

Total liabilities	22,131,725	12,254,333	31,513,360	2,278,776

Net assets, at value	$3,541,618,582	$1,008,129,719	$6,162,467,076	$419,671,271

Net assets consist of:
Paid-in capital	$3,491,258,561	$1,004,426,256	$6,478,512,501	$424,189,779
Total distributable earnings (loss)	50,360,021	3,703,463	(316,045,425)	(4,518,508)

Net assets, at value	$3,541,618,582	$1,008,129,719	$6,162,467,076	$419,671,271

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities  (continued)

February 28, 2019

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund

Class A:
Net assets, at value	$ 182,330,429	$103,864,128	$ 343,682,574	$ 20,085,570

Shares outstanding	15,224,691	10,036,423	34,609,740	1,751,813

Net asset value per share[a]	$11.98	$10.35	$9.93	$11.47

Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 95.75% and 95.75%, respectively)	$12.26	$10.59	$10.37	$11.98

Class A1:
Net assets, at value	$1,575,494,375	$582,766,825	$ 4,174,968,378	$ 314,234,956

Shares outstanding	131,724,087	56,261,368	420,722,476	27,424,407

Net asset value per share[a]	$11.96	$10.36	$9.92	$11.46

Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 95.75% and 95.75%, respectively)	$12.24	$10.60	$10.36	$11.97

Class C:
Net assets, at value	$ 262,612,013		$ 558,728,142	$ 33,252,830

Shares outstanding	21,889,405		55,188,655	2,866,531

Net asset value and maximum offering price per share[a]	$12.00		$10.12	$11.60

Class R6:
Net assets, at value	$ 417,612,185	$ 47,182,359	$ 90,752,265	$ 1,283,989

Shares outstanding	34,821,999	4,558,942	9,101,097	111,994

Net asset value and maximum offering price per share	$11.99	$10.35	$9.97	$11.46

Advisor Class:
Net assets, at value	$1,103,569,580	$ 274,316,407	$ 994,335,717	$ 50,813,926

Shares outstanding	92,038,691	26,496,133	99,745,614	4,433,477

Net asset value and maximum offering price per share	$11.99	$10.35	$9.97	$11.46

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

Franklin New Jersey Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$849,782,790

Value - Unaffiliated issuers	$872,100,964
Cash	48,880
Receivables:
Capital shares sold	318,646
Interest	8,711,065
Other assets	951

Total assets	881,180,506

Liabilities:
Payables:
Investment securities purchased	4,500,000
Capital shares redeemed	1,002,372
Management fees	348,382
Distribution fees	118,841
Transfer agent fees	83,342
Distributions to shareholders	340,174
Accrued expenses and other liabilities	56,566

Total liabilities	6,449,677

Net assets, at value	$874,730,829

Net assets consist of:
Paid-in capital	$943,051,018
Total distributable earnings (loss)	(68,320,189)

Net assets, at value	$874,730,829

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities   (continued)

February 28, 2019

Franklin New Jersey Tax-Free Income Fund

Class A:
Net assets, at value	$ 55,866,420

Shares outstanding	5,014,020

Net asset value per share[a]	$11.14

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.63

Class A1:
Net assets, at value	$596,816,765

Shares outstanding	53,632,812

Net asset value per share[a]	$11.13

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.62

Class C:
Net assets, at value	$125,981,511

Shares outstanding	11,168,940

Net asset value and maximum offering price per share[a]	$11.28

Class R6:
Net assets, at value	$ 20,459,189

Shares outstanding	1,836,789

Net asset value and maximum offering price per share	$11.14

Advisor Class:
Net assets, at value	$ 75,606,944

Shares outstanding	6,788,415

Net asset value and maximum offering price per share	$11.14

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended February 28, 2019

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund

Investment income:
Dividends:
Controlled affiliates (Note 3f)	$ —	$ 36,079	$ —	$ —
Interest:
Unaffiliated issuers.	122,543,713	18,501,172	322,977,117	16,588,864

Total investment income	122,543,713	18,537,251	322,977,117	16,588,864

Expenses:
Management fees (Note 3a)	17,014,114	4,670,839	28,970,657	2,231,747
Distribution fees: (Note 3c)
Class A	113,115	69,157	239,134	15,228
Class A1	1,723,431	964,242	4,403,310	335,502
Class C.	2,009,590	—	4,775,493	300,541
Transfer agent fees: (Note 3e)
Class A	37,550	18,841	70,932	4,478
Class A1	1,445,726	442,198	3,291,080	248,910
Class C.	260,081	—	549,115	34,254
Class R6	121,438	19,805	44,883	719
Advisor Class	963,977	178,526	773,560	39,690
Custodian fees (Note 4)	31,321	8,297	75,865	3,671
Reports to shareholders	212,551	45,214	258,155	19,649
Registration and filing fees	227,675	145,509	245,491	51,822
Professional fees	65,567	51,662	1,137,213	49,631
Trustees’ fees and expenses	29,744	7,592	50,515	3,541
Other	172,980	142,642	854,374	27,098

Total expenses	24,428,860	6,764,524	45,739,777	3,366,481
Expense reductions (Note 4)	(11,594)	(4,417)	(22,145)	(3,261)
Expenses waived/paid by affiliates (Note 3f and 3g)	(3,667,258)	(1,822,774)	(3,058)	(273)

Net expenses	20,750,008	4,937,333	45,714,574	3,362,947

Net investment income	101,793,705	13,599,918	277,262,543	13,225,917

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(7,866,971)	(4,039,322)	7,195,456	(2,083,059)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	10,300,480	11,586,249	(13,849,219)	997,960
Controlled affiliates (Note 3f)	—	45,862	—	—

Net change in unrealized appreciation (depreciation)	10,300,480	11,632,111	(13,849,219)	997,960

Net realized and unrealized gain (loss)	2,433,509	7,592,789	(6,653,763)	(1,085,099)

Net increase (decrease) in net assets resulting from operations	$104,227,214	$21,192,707	$270,608,780	$12,140,818

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations  (continued)

for the year ended February 28, 2019

Franklin New Jersey Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$36,738,603

Expenses:
Management fees (Note 3a)	4,265,447
Distribution fees: (Note 3c)
Class A	43,569
Class A1	616,825
Class C	1,049,257
Transfer agent fees: (Note 3e)
Class A	12,122
Class A1	432,382
Class C	113,169
Class R6	6,172
Advisor Class	55,169
Custodian fees (Note 4)	7,495
Reports to shareholders	35,743
Registration and filing fees	36,269
Professional fees	147,801
Trustees’ fees and expenses	7,014
Other	49,163

Total expenses	6,877,597
Expense reductions (Note 4)	(5,827)
Expenses waived/paid by affiliates (Note 3f and 3g)	(45)

Net expenses	6,871,725

Net investment income	29,866,878

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	251,468

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,832,576

Net realized and unrealized gain (loss)	2,084,044

Net increase (decrease) in net assets resulting from operations	$31,950,922

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin Federal Limited-Term Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 101,793,705	$ 110,473,110	$ 13,599,918	$ 9,261,105
Net realized gain (loss)	(7,866,971)	(4,320,540)	(4,039,322)	1,773
Net change in unrealized appreciation (depreciation)	10,300,480	(50,836,613)	11,632,111	(9,020,355)

Net increase (decrease) in net assets resulting from operations	104,227,214	55,315,957	21,192,707	242,523

Distributions to shareholders: (Note 1d)
Class A	(1,195,834)	—	(415,474)	—
Class A1	(46,661,434)	(48,484,336)	(9,040,361)	(5,901,817)
Class C	(6,642,538)	(7,798,831)	—	—
Class R6	(14,772,127)	(6,133,119)	(831,859)	(96,780)
Advisor Class	(32,117,513)	(47,080,920)	(4,053,890)	(2,718,263)

Total distributions to shareholders	(101,389,446)	(109,497,206)	(14,341,584)	(8,716,860)

Capital share transactions: (Note 2)
Class A	180,237,196	—	102,821,026	—
Class A1	(274,837,014)	(53,666,708)	(108,070,320)	(117,698,356)
Class C	(95,227,436)	(62,882,244)	—	—
Class R6	(254,549,665)	686,346,546	(4,751,739)	51,813,851
Advisor Class	(93,971,284)	(779,460,199)	24,719,067	(46,189,518)

Total capital share transactions	(538,348,203)	(209,662,605)	14,718,034	(112,074,023)

Net increase (decrease) in net assets	(535,510,435)	(263,843,854)	21,569,157	(120,548,360)
Net assets:
Beginning of year	4,077,129,017	4,340,972,871	986,560,562	1,107,108,922

End of year (Note 1d)	$3,541,618,582	$4,077,129,017	$1,008,129,719	$ 986,560,562

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets  (continued)

	Franklin High Yield Tax-Free Income Fund		Franklin Massachusetts Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 277,262,543	$ 304,747,249	$ 13,225,917	$ 14,172,015
Net realized gain (loss)	7,195,456	(287,662,623)	(2,083,059)	358,000
Net change in unrealized appreciation (depreciation)	(13,849,219)	75,982,772	997,960	(7,171,497)

Net increase (decrease) in net assets resulting from operations	270,608,780	93,067,398	12,140,818	7,358,518

Distributions to shareholders: (Note 1d)
Class A	(4,162,107)	—	(179,571)	—
Class A1	(196,136,581)	(215,218,407)	(10,172,702)	(11,287,602)
Class M	(61)	(21)	—	—
Class C	(27,975,963)	(35,674,025)	(1,121,146)	(1,432,168)
Class R6	(6,373,267)	(1,683,296)	(46,754)	(16,359)
Advisor Class	(46,910,011)	(62,100,734)	(1,672,382)	(1,489,315)

Total distributions to shareholders	(281,557,990)	(314,676,483)	(13,192,555)	(14,225,444)

Capital share transactions: (Note 2)
Class A	340,273,456	—	19,716,428	—
Class A1	(425,607,848)	(271,312,912)	(48,476,099)	(6,851,617)
Class M	(4,952)	5,000	—	—
Class C	(308,390,096)	(127,308,289)	(22,931,621)	(3,100,354)
Class R6	(60,918,383)	154,732,700	(399,472)	1,727,309
Advisor Class	(73,593,745)	(787,584,522)	(12,401,375)	29,521,099

Total capital share transactions	(528,241,568)	(1,031,468,023)	(64,492,139)	21,296,437

Net increase (decrease) in net assets	(539,190,778)	(1,253,077,108)	(65,543,876)	14,429,511
Net assets:
Beginning of year	6,701,657,854	7,954,734,962	485,215,147	470,785,636

End of year (Note 1d)	$6,162,467,076	$ 6,701,657,854	$419,671,271	$485,215,147

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets  (continued)

	Franklin New Jersey Tax-Free Income Fund
	Year Ended February 28,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$29,866,878	$34,371,663
Net realized gain (loss)	251,468	(37,097,079)
Net change in unrealized appreciation (depreciation)	1,832,576	9,121,748

Net increase (decrease) in net assets resulting from operations	31,950,922	6,396,332

Distributions to shareholders: (Note 1d)
Class A	(573,568)	—
Class A1	(21,814,597)	(26,349,778)
Class C	(4,753,130)	(6,305,931)
Class R6	(748,704)	(101,635)
Advisor Class	(2,858,909)	(3,910,816)

Total distributions to shareholders.	(30,748,908)	(36,668,160)

Capital share transactions: (Note 2)
Class A	55,165,517	—
Class A1	(54,445,581)	(71,112,191)
Class C	(62,485,819)	(23,157,497)
Class R6	491,986	20,184,362
Advisor Class	(3,752,301)	(24,950,926)

Total capital share transactions	(65,026,198)	(99,036,252)

Net increase (decrease) in net assets	(63,824,184)	(129,308,080)
Net assets:
Beginning of year	938,555,013	1,067,863,093

End of year (Note 1d)	$874,730,829	$938,555,013

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Franklin High Yield Tax-Free Income Fund Class M was closed to Investors effective at the close of market June 8, 2018. Effective September 10, 2018, Class A shares were renamed Class A1, and the Funds began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

Class A, Class A1, Class R6 & Advisor Class

Franklin Federal Limited-Term Tax-Free Income Fund

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Massachusetts Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation

Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

g. Guarantees and Indemnifications  (continued)

this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended February 28, 2018, distributions to shareholders were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Distributions from net investment income:
Class A1	$(48,484,336)	$(5,901,817)	$(215,218,407)	$(11,287,602)	$(26,349,778)
Class M	—	—	(21)	—	—
Class C	(7,798,831)	—	(35,674,025)	(1,432,168)	(6,305,931)
Class R6	(6,133,119)	(96,780)	(1,683,296)	(16,359)	(101,635)
Advisor Class	(47,080,920)	(2,718,263)	(62,100,734)	(1,489,315)	(3,910,816)
For the year ended February 28, 2018, undistributed net investment income included in net assets were as follows:
Fund		Undistributed net investment income
Franklin Federal Intermediate-Term Tax-Free Income Fund		$ 4,122,460
Franklin Federal Limited-Term Tax-Free Income Fund		$ 2,317,090
Franklin High Yield Tax-Free Income Fund		$34,338,345
Franklin Massachusetts Tax-Free Income Fund		$ 397,440
Franklin New Jersey Tax-Free Income Fund		$ 1,894,570

2. Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin Federal Limited-Term Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	18,695,296	$221,590,750	14,838,105	$152,313,670
Shares issued in reinvestment of distributions	95,475	1,138,941	37,675	388,733
Shares redeemed	(3,566,080)	(42,492,495)	(4,839,357)	(49,881,377)

Net increase (decrease)	15,224,691	$180,237,196	10,036,423	$102,821,026

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	Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin Federal Limited-Term Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended February 28, 2019
Shares sold	16,145,574	$191,825,715	9,177,907	$94,350,857
Shares issued in reinvestment of distributions	3,644,140	43,305,585	810,123	8,329,826
Shares redeemed	(42,969,539)	(509,968,314)	(20,503,684)	(210,751,003)

Net increase (decrease)	(23,179,825)	$(274,837,014)	(10,515,654)	$(108,070,320)

Year ended February 28, 2018
Shares sold	28,235,418	$343,329,113	14,487,927	$149,741,605
Shares issued in reinvestment of distributions	3,696,574	44,928,108	523,384	5,415,334
Shares redeemed	(36,368,046)	(441,923,929)	(26,389,284)	(272,855,295)

Net increase (decrease)	(4,436,054)	$(53,666,708)	(11,377,973)	$(117,698,356)

Class C Shares:
Year ended February 28, 2019
Shares sold	2,464,597	$29,327,071
Shares issued in reinvestment of distributions	484,028	5,769,668
Shares redeemed[b]	(10,965,325)	(130,324,175)

Net increase (decrease)	(8,016,700)	$(95,227,436)

Year ended February 28, 2018
Shares sold	2,827,863	$34,472,485
Shares issued in reinvestment of distributions	550,646	6,712,386
Shares redeemed	(8,531,734)	(104,067,115)

Net increase (decrease)	(5,153,225)	$(62,882,244)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	8,058,907	$96,049,640	2,080,556	$21,354,983
Shares issued in reinvestment of distributions	1,189,850	14,180,870	47,598	489,100
Shares redeemed	(30,562,535)	(364,780,175)	(2,593,712)	(26,595,822)

Net increase (decrease)	(21,313,778)	$(254,549,665)	(465,558)	$(4,751,739)

Year ended February 28, 2018[c]
Shares sold	58,711,575	$717,585,816	5,324,785	$54,905,710
Shares issued in reinvestment of distributions	505,941	6,109,534	8,308	85,457
Shares redeemed	(3,081,739)	(37,348,804)	(308,593)	(3,177,316)

Net increase (decrease)	56,135,777	$686,346,546	5,024,500	$51,813,851

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	31,003,810	$369,256,123	9,733,756	$100,002,106
Shares issued in reinvestment of distributions	1,907,676	22,723,711	134,487	1,382,777
Shares redeemed	(40,831,100)	(485,951,118)	(7,456,408)	(76,665,816)

Net increase (decrease)	(7,919,614)	$(93,971,284)	2,411,835	$24,719,067

Year ended February 28, 2018
Shares sold	42,866,671	$523,274,733	10,412,288	$107,741,817
Shares issued in reinvestment of distributions	3,022,878	36,894,235	92,916	960,863
Shares redeemed	(109,616,704)	(1,339,629,167)	(14,997,387)	(154,892,198)

Net increase (decrease)	(63,727,155)	$(779,460,199)	(4,492,183)	$(46,189,518)

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest  (continued)

	Franklin High Yield Tax-Free Income Fund		Franklin Massachusetts Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	37,079,588	$364,606,611	1,835,401	$20,664,972
Shares issued in reinvestment of distributions	404,112	3,992,363	14,780	168,539
Shares redeemed	(2,873,960)	(28,325,518)	(98,368)	(1,117,083)

Net increase (decrease)	34,609,740	$340,273,456	1,751,813	$19,716,428

Class A1 Shares:
Year ended February 28, 2019
Shares sold	35,230,233	$349,736,472	2,611,911	$29,674,775
Shares issued in reinvestment of distributions	17,672,707	175,324,214	740,775	8,456,657
Shares redeemed	(95,977,924)	(950,668,534)	(7,611,089)	(86,607,531)

Net increase (decrease)	(43,074,984)	$(425,607,848)	(4,258,403)	$(48,476,099)

Year ended February 28, 2018
Shares sold	56,198,177	$573,018,809	2,666,496	$31,220,999
Shares issued in reinvestment of distributions	18,862,623	191,928,603	806,617	9,427,332
Shares redeemed	(101,911,852)	(1,036,260,324)	(4,064,845)	(47,499,948)

Net increase (decrease)	(26,851,052)	$(271,312,912)	(591,732)	$(6,851,617)

Class M Shares:
Year ended February 28, 2019[c]
Shares redeemed	(497)	(4,952)

Year ended February 28, 2018[d]
Shares sold	497	$5,000

Class C Shares:
Year ended February 28, 2019
Shares sold	5,562,265	$56,161,498	224,792	$2,594,075
Shares issued in reinvestment of distributions	2,518,306	25,490,384	86,953	1,004,970
Shares redeemed[b]	(38,802,909)	(390,041,978)	(2,320,131)	(26,530,666)

Net increase (decrease)	(30,722,338)	$(308,390,096)	(2,008,386)	$(22,931,621)

Year ended February 28, 2018
Shares sold	6,926,046	$71,954,414	488,118	$5,781,716
Shares issued in reinvestment of distributions	3,078,302	31,915,955	107,551	1,272,013
Shares redeemed	(22,269,857)	(231,178,658)	(857,320)	(10,154,083)

Net increase (decrease)	(12,265,509)	$(127,308,289)	(261,651)	$(3,100,354)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	3,309,971	$32,942,882	15,199	$173,281
Shares issued in reinvestment of distributions	568,862	5,670,062	4,093	46,754
Shares redeemed	(10,027,661)	(99,531,327)	(54,316)	(619,507)

Net increase (decrease)	(6,148,828)	$(60,918,383)	(35,024)	$(399,472)

Year ended February 28, 2018[e]
Shares sold	16,101,405	$163,359,180	151,335	$1,777,784
Shares issued in reinvestment of distributions	163,224	1,643,589	1,401	16,297
Shares redeemed	(1,014,704)	(10,270,069)	(5,718)	(66,772)

Net increase (decrease)	15,249,925	$154,732,700	147,018	$1,727,309

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	Franklin High Yield Tax-Free Income Fund		Franklin Massachusetts Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	40,141,615	$399,650,685	1,931,172	$22,042,690
Shares issued in reinvestment of distributions	3,825,713	38,115,783	111,964	1,278,920
Shares redeemed	(51,456,921)	(511,360,213)	(3,130,471)	(35,722,985)

Net increase (decrease)	(7,489,593)	$(73,593,745)	(1,087,335)	$(12,401,375)

Year ended February 28, 2018
Shares sold	44,136,332	$452,127,463	3,335,672	$39,063,150
Shares issued in reinvestment of distributions	4,909,254	50,196,375	91,243	1,065,792
Shares redeemed	(126,207,763)	(1,289,908,360)	(906,916)	(10,607,843)

Net increase (decrease)	(77,162,177)	$(787,584,522)	2,519,999	$29,521,099

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cClass M was closed to investors on June 8, 2018.

dFor the period January 25, 2018 (effective date) to February 28, 2018.

eFor the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin New Jersey Tax-Free Income Fund
	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	5,478,097	$60,293,699
Shares issued in reinvestment of distributions	48,111	533,238
Shares redeemed	(512,188)	(5,661,420)

Net increase (decrease)	5,014,020	$55,165,517

Class A1 Shares:
Year ended February 28, 2019
Shares sold	4,130,688	$45,736,303
Shares issued in reinvestment of distributions	1,640,102	18,178,385
Shares redeemed	(10,684,868)	(118,360,269)

Net increase (decrease)	(4,914,078)	$(54,445,581)

Year ended February 28, 2018
Shares sold	4,941,051	$56,061,061
Shares issued in reinvestment of distributions	1,952,307	22,089,698
Shares redeemed	(13,196,549)	(149,262,950)

Net increase (decrease)	(6,303,191)	$(71,112,191)

Class C Shares:
Year ended February 28, 2019
Shares sold	1,268,387	$14,241,210
Shares issued in reinvestment of distributions	377,259	4,238,350
Shares redeemed[b]	(7,246,609)	(80,965,379)

Net increase (decrease)	(5,600,963)	$(62,485,819)

Year ended February 28, 2018
Shares sold	1,858,227	$21,362,122
Shares issued in reinvestment of distributions	479,069	5,491,008
Shares redeemed	(4,355,972)	(50,010,627)

Net increase (decrease)	(2,018,676)	$(23,157,497)

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2. Shares of Beneficial Interest  (continued)

	Franklin New Jersey Tax-Free Income Fund
	Shares	Amount

Class R6 Shares:
Year ended February 28, 2019
Shares sold	545,519	$6,044,872
Shares issued in reinvestment of distributions	67,439	748,117
Shares redeemed	(568,879)	(6,301,003)

Net increase (decrease)	44,079	$491,986

Year ended February 28, 2018[c]
Shares sold	1,833,803	$20,642,358
Shares issued in reinvestment of distributions	9,106	101,530
Shares redeemed	(50,199)	(559,526)

Net increase (decrease)	1,792,710	$20,184,362

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	2,082,953	$23,082,205
Shares issued in reinvestment of distributions	229,139	2,541,764
Shares redeemed	(2,653,685)	(29,376,270)

Net increase (decrease)	(341,593)	$(3,752,301)

Year ended February 28, 2018
Shares sold	3,204,232	$36,260,398
Shares issued in reinvestment of distributions	303,995	3,443,949
Shares redeemed	(5,720,414)	(64,655,273)

Net increase (decrease)	(2,212,187)	$(24,950,926)

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

The Funds, except Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
0.454%	0.475%	0.452%

Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
0.503%	0.477%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and Class A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3.  Transactions with Affiliates  (continued)

c.   Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%
Class A1	0.10%	0.15%	0.10%
Compensation Plans:
Class C	0.65%	—	0.65%

		Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Reimbursement Plans:
Class A		0.25%	0.25%
Class A1		0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$70,039	$26,995	$349,477

CDSC retained	$ 28,203	$ 9,486	$ 80,482

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$8,161	$40,621

CDSC retained	$ 2,834	$16,808

Effective on or about March 1, 2019, certain front-end sales charges on Class A and A1 shares will be lowered. Further details are disclosed in the Funds’ Prospectus.

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e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 28, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Transfer agent fees	$986,472	$276,836	$1,921,799

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Transfer agent fees	$ 147,847	$308,924

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended February 28, 2019, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Federal Limited-Term Tax-Free Income Fund Controlled Affiliates
Franklin Liberty Municipal Bond ETF	—	135,000	—	135,000	$3,348,675	$36,079	$—	$45,862

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as its own expense certain expenses otherwise payable by Franklin Federal Intermediate-Term Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class A1, Class C and Advisor Class of the Funds do not exceed 0.46% and 0.40% and Class R6 does not exceed 0.40% and 0.36%, respectively, based on the average net assets of each class until June 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

For Franklin Massachusetts Tax-Free Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2019.

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3. Transactions with Affiliates  (continued)

g.   Waiver and Expense Reimbursements  (continued)

For Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%. Investor Services may discontinue this waiver in the future.

h.  Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 28, 2019, were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Purchases	$119,045,000	$ 82,700,000	$224,485,000
Sales	$213,135,000	$192,760,000	$184,615,000

	Franklin New Jersey Tax-Free Income Fund
Purchases	$7,000,000
Sales	$ 300,000

4.    Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended February 28, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.    Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At February 28, 2019, the capital loss carryforwards were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund		Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$43,632,556	$1,912,757	$181,622,448		$9,151,607	$11,541,709
Long term	27,979,635	3,525,609	698,747,410		11,298,233	79,410,887

Total capital loss carryforwards	$71,612,191	$5,438,366	$880,369,858	[a]	$20,449,840	$90,952,596

aIncludes $97,859,993 from the merged Franklin Double Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

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During the year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows:

Franklin High Yield Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
$4,756,172	$245,822

On February 28, 2019, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund

$1,793,931	$1,436,742

The tax character of distributions paid during the years ended February 28, 2019 and 2018, was as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund		Franklin Federal Limited- Term Tax-Free Income Fund		Franklin High Yield Tax-Free Income Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from tax exempt income	$101,389,446	$109,497,206	$14,341,584	$8,716,860	$281,557,990	$314,676,483

	Franklin Massachusetts Tax-Free Income Fund		Franklin New Jersey Tax-Free Income Fund
	2019	2018	2019	2018
Distributions paid from tax exempt income	$13,192,555	$14,225,444	$30,748,908	$36,668,160

At February 28, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Cost of investments	$3,402,795,478	$1,004,599,006	$5,585,147,688

Unrealized appreciation	$118,370,457	$8,813,266	$648,233,162
Unrealized depreciation	(867,896)	(1,060,868)	(118,453,324)

Net unrealized appreciation (depreciation)	$117,502,561	$7,752,398	$529,779,838

Distributable earnings:
Undistributed tax exempt income	$5,648,440	$1,749,931	$37,272,691

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5. Income Taxes  (continued)

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund

Cost of investments	$401,806,416	$851,149,536

Unrealized appreciation	$16,387,341	$29,902,363
Unrealized depreciation	(865,359)	(8,950,935)

Net unrealized appreciation (depreciation)	$15,521,982	$20,951,428

Distributable earnings:
Undistributed tax exempt income	$600,988	$2,021,150

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, pass-through entity income, bond discounts and non-deductible expenses.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2019, were as follows:

	Franklin Federal Intermediate-Term Tax-Free Income Fund	Franklin Federal Limited-Term Tax-Free Income Fund	Franklin High Yield Tax-Free Income Fund
Purchases	$ 93,595,672	$544,628,794	$ 390,337,630
Sales	$ 553,411,674	$536,390,757	$1,070,259,645

	Franklin Massachusetts Tax-Free Income Fund	Franklin New Jersey Tax-Free Income Fund
Purchases	$28,876,046	$116,065,924
Sales	$88,582,351	$203,075,513

7. Credit Risk and Defaulted Securities

At February 28, 2019, Franklin High Yield Tax-Free Income Fund had 22.1% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2019, the aggregate value of these securities for Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund was $176,806,753 and $13,591,556, representing 2.9% and 1.6%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2019, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 28, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Federal Intermediate-Term Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$3,432,033,039	$—	$3,432,033,039
Short Term Investments	—	88,265,000	—	88,265,000
Total Investments in Securities	$—	$3,520,298,039	$—	$3,520,298,039

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10. Fair Value Measurements  (continued)

	Level 1	Level 2	Level 3	Total
Franklin Federal Limited-Term Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Equity Investments[b]	$3,348,675	$—	$—	$3,348,675
Municipal Bonds	—	901,684,159	—	901,684,159
Short Term Investments	—	107,318,570	—	107,318,570
Total Investments in Securities	$3,348,675	$1,009,002,729	$—	$1,012,351,404

Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$5,973,970,400	$—	$5,973,970,400
Short Term Investments	—	140,957,126	—	140,957,126
Total Investments in Securities	$—	$6,114,927,526	$—	$6,114,927,526

Franklin Massachusetts Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$416,428,398	$—	$416,428,398
Short Term Investments	—	900,000	—	900,000
Total Investments in Securities	$—	$417,328,398	$—	$417,328,398

Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$838,500,964	$—	$838,500,964
Short Term Investments	—	33,600,000	—	33,600,000
Total Investments in Securities	$—	$872,100,964	$—	$872,100,964

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes management investment companies.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Abbreviations

Currency

USD     United States Dollar

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board
AMBAC	American Municipal Bond Assurance Corp.	IDBR	Industrial Development Board Revenue
BAM	Build America Mutual Assurance Co.	ISD	Independent School District
BAN	Bond Anticipation Note	LIBOR	London InterBank Offered Rate
CDA	Community Development Authority/Agency	LOC	Letter of Credit
CDD	Community Development District	MAC	Municipal Assurance Corp.
CFD	Community Facilities District	MF	Multi-Family
COP	Certificate of Participation	MFHR	Multi-Family Housing Revenue
EDA	Economic Development Authority	MFMR	Multi-Family Mortgage Revenue
EDC	Economic Development Corp.	MFR	Multi-Family Revenue
EDR	Economic Development Revenue	MTA	Metropolitan Transit Authority
ETF	Exchange Traded Fund	MUNIPSA	SIFMA Municipal Swap Index
ETM	Escrow to Maturity	NATL	National Public Financial Guarantee Corp.
FHA	Federal Housing Authority/Agency	PBA	Public Building Authority
FICO	Financing Corp.	PCC	Pollution Control Corp.
FNMA	Federal National Mortgage Association	PCFA	Pollution Control Financing Authority
FRN	Floating Rate Note	PCR	Pollution Control Revenue
GARB	General Airport Revenue Bonds	PFA	Public Financing Authority
GNMA	Government National Mortgage Association	PSF	Permanent School Fund
GO	General Obligation	RDA	Redevelopment Agency/Authority
HDA	Housing Development Authority/Agency	SF	Single Family
HDC	Housing Development Corp.	SFHR	Single Family Housing Revenue
HFA	Housing Finance Authority/Agency	SPA	Standby Purchase Agreement
HFAR	Housing Finance Authority Revenue	TAN	Tax Anticipation Note
ID	Improvement District	UHSD	Unified/Union High School District
IDA	Industrial Development Authority/Agency	USD	Unified/Union School District
IDAR	Industrial Development Authority Revenue	XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund (the “Funds”) as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2019. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);

member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer, and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secratary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President -AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers  (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secratary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

(each a fund)

At an in-person meeting held on February 25, 2019 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each

Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the

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financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Federal Intermediate-Term Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional intermediate municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Federal Limited-Term Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional short municipal debt funds. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe, but for the five-year period was equal to the median of its Performance Universe and for the 10-year period was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the three- and five-year periods was below the median of its Performance Universe, but for the one- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board took into account management’s explanation that the holdings in the Fund tend to be shorter term and more conservative than peers and noted the Fund’s 2nd quintile annualized total return performance for the one-year period.

Franklin High Yield Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional high yield municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was below the median of its Performance Universe, but for the one-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Massachusetts Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional Massachusetts municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was below the median of its Performance Universe, but for the three- and five-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin New Jersey Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional New Jersey municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was below the median of its Performance Universe, but for the one-year period was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

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Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 for each Fund and for Class A shares for each other fund. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund and Franklin Massachusetts Tax-Free Income Fund - The Expense Group for the Franklin Federal Intermediate-Term Tax-Free Income Fund included the Fund and thirteen other intermediate municipal debt funds. The Expense Group for the Franklin Federal Limited-Term Tax-Free Income Fund included the Fund and eleven other short municipal debt funds. The Expense Group for the Franklin Massachusetts Tax-Free Income Fund included the Fund and eight other Massachusetts municipal debt funds. The Board noted that the Management Rates for the Funds were above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians and in the first quintiles (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. In doing so, the Board noted that the Franklin Federal Intermediate-Term Tax-Free Income Fund’s and Franklin

Federal Limited-Term Tax-Free Income Fund’s actual total expense ratios reflected fee waivers from management and the Franklin Massachusetts Tax-Free Income Fund’s Management Rate was only 1.1 basis points higher than the median of its Expense Group.

Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund - The Expense Group for the Franklin High Yield Tax-Free Income Fund included the Fund and eight other high yield municipal debt funds. The Expense Group for the Franklin New Jersey Tax-Free Income Fund included the Fund and eight other New Jersey municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and

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compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	TF1 A 04/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $808,276 for the fiscal year ended February 28, 2019 and $838,592 for the fiscal year ended February 28, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $15,000 for the fiscal year ended February 28, 2019 and $0 for the fiscal year ended February 28, 2018. The services for which these fees were paid included professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,865 for the fiscal year ended February 28, 2019 and $0 for the fiscal year ended February 28, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended February 28, 2019 and $14,000 for the fiscal year ended February 28, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $41,365 for the fiscal year ended February 28, 2019 and $14,000 for the fiscal year ended February 28, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date April 26, 2019